NICHOLAS APPLEGATE-Registered Trademark-
MUTUAL FUNDS, ANNUAL REPORT

INSTITUTIONAL PORTFOLIOS
MARCH 31, 1998


WE SEE THE WORLD DIFFERENTLY

[PHOTO]

DEAR FELLOW SHAREHOLDERS,

  It's been an exciting year for investors, with stock markets climbing to record levels and bond markets enjoying steady growth. Mid and small-sized companies are beginning to reassert themselves after a long period of investor preference for large company stocks.

  The U.S. market continues to grow with a strong economy and currency as well as low inflation and interest rates. High consumer confidence has led to exceptional growth. An example of a company benefiting from this trend is Ethan Allen Interiors, a retailer of quality home furnishings which we hold in our Emerging Growth Fund. This nationwide chain continues to establish its presence in premium locations, introduce innovative products and expand its sales base among new home buyers, all contributing to profitability.

[PHOTO]

ARTHUR E. NICHOLAS
Managing Partner
Chief Investment Officer

                                    [PHOTO]

[PHOTO]

  Europe is also experiencing one of its most dynamic growth periods ever, with healthy trends toward deregulation and consolidation of industries, particularly in the financial sector. Credito Italiano is one of Italy's largest banks, and is a primary example of a European financial institution benefiting from falling interest rates and a shift toward investing in stocks.

  Asia, of course, presents the biggest challenges, with currencies and stock markets experiencing drastic declines. Some countries are working fervently to reform their economies toward recovery while others stubbornly resist change. We have lowered our exposure significantly, though our style of investing continues to uncover good opportunities. For example, Sony generates high consumer demand worldwide, resulting in record earnings and profits, in spite of Japan's stagnant economy.

[PHOTO]

  Nicholas-Applegate's process is focused on investment leadership in a changing world. Our goal has always been superior performance and client service. We go after the best opportunities by setting our sights on change wherever it occurs. We're after companies demonstrating growing earnings and the potential to exceed

[PHOTO]

the expectations we set for them. A growing company only meets our criteria when it shows it can sustain this potential a year or more down the road. And the change must be timely. A company may be doing well financially and demonstrate sustainability, though it must also keep pace with market and technological developments to capture our interest. As you'll see throughout this report, our portfolio managers apply these tenets to invest in exciting opportunities worldwide.

  Perhaps one area that demonstrates positive change most clearly is emerging markets, where modern technology is opening up business opportunities that were non-existent only a few years ago. Take, for example, Hungary's telephone company, Matav, which we held in our Emerging Countries Fund. This is the only telephone company in Hungary. As modernization proceeds and more private residences acquire telephones, Matav enjoys dramatic growth. This is the kind of positive change we're after.

  We find it with superior information management. We build our research on relationships with expert analysts around the world. We've pioneered an exchange program bringing analysts to work at our offices in the United States and sending our people overseas to learn first hand how things work in different markets. In addition, our proprietary database tracks over 20,000 companies worldwide.

  Once we gather information, we put it to work. Our portfolio managers thrive on communication, so we've structured our trading floors in open environments. When news in one area of the market affects Nicholas-Applegate holdings in another, information flows swiftly to the portfolio management team that can use it.

  We're also acutely aware that when the U.S. market is closed, the rest of the world is still open for business. We don't miss opportunities just because they are happening in different time zones.

  All of these elements account for Nicholas-Applegate's ability to find compelling opportunities, not only in strong markets such as Europe and the United States, but also in challenging markets including Latin America and Eastern Europe. We believe the future for continued long-term growth is bright, even in Asia, and encourage investors to share our disciplined, long-term perspective.

  Thank you for your support of the Nicholas-Applegate Mutual Funds. We welcome your comments and look forward to continuing our work with you in the coming years.

Sincerely yours,

/s/ ART NICHOLAS

Art Nicholas

                                    [PHOTO]

TABLE OF CONTENTS
------------------------------------------------------------------------

                                                                           PAGE
The Portfolios' Review and Outlook, Performance and the Funds' Schedules
 of Investments
  Mini Cap Growth.......................................................      1
  Emerging Growth.......................................................      6
  Core Growth...........................................................     14
  Large Cap Growth......................................................     18
  Value.................................................................     21
  Income & Growth.......................................................     25
  Balanced Growth.......................................................     30
  Emerging Countries....................................................     36
  International Small Cap Growth........................................     42
  International Core Growth.............................................     47
  Worldwide Growth......................................................     52
  Fully Discretionary Fixed Income......................................     58
  Short-Intermediate Fixed Income.......................................     63
  Strategic Income......................................................     67
The Portfolios'
  Financial Highlights..................................................     72
  Statements of Assets and Liabilities..................................     74
  Statements of Operations..............................................     76
  Statements of Changes in Net Assets...................................     78
  Notes to the Financial Statements.....................................     84
Notes to the Funds' Financial Statements................................     99
Report of Independent Auditors
  Nicholas-Applegate Mutual Funds.......................................    105
  Nicholas-Applegate Investment Trust...................................    106

------------
This report is authorized for distribution to shareholders and to others only when preceded or accompanied by a currently effective prospectus for Nicholas-Applegate Institutional Series Portfolios. Distributor: Nicholas-Applegate Securities.

MINI CAP GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                              Thomas E. Bleakley,
                           Partner, Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Mini Cap Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. micro-capitalized companies.

  REVIEW AND OUTLOOK: The Nicholas-Applegate Mini Cap Growth Fund delivered strong gains in the period April 1, 1997 through March 31, 1998. The Fund gained 68.9%, far outpacing its benchmark, the Russell 2000 Growth Index, which rose 41.2%. Stock selection in the technology, retail trade, transportation, commercial/industrial, and financial services sectors boosted returns for the Fund.

  Small-capitalization growth stocks benefited from a sustained upturn in the first six months of the Fund's fiscal year. Inspired by favorable macro-economic factors such as the low interest-rate environment and robust corporate earnings, the small-cap segment of the market enjoyed a period of outperformance starting in May. Attractive valuation levels relative to large caps and superior earnings growth created increased demand for small-cap stocks.

  However, as uncertainties over the Asian currency and economic crises escalated toward the final months of 1997, investor preference for more liquid, large-cap names drove smaller-cap equities lower. From October to December, the Fund registered an 8.0% decline versus an 8.2% drop for the Russell 2000 Growth Index.

  While Asian-related concerns persisted through this year, the Fund rebounded strongly in the first three months of 1998, advancing 15.7% during the period as against an 11.9% gain for the Index.

  The Fund continues to invest in companies with exceptional earnings growth, and those adapting successfully to change. As of March 31, 1998, the median earnings growth rate for holdings in our Mini Cap Growth Fund stood at 21.9% versus 16.3% for the Russell 2000 Growth Index.

  As a result of our bottom-up approach, we increased the Fund's weighting in the commercial/ industrial services, transportation, consumer durables, retail trade, and healthcare services sectors during the 12-month period, as we found stocks in these areas meeting our investment criteria.

  Among the holdings which contributed strongly to performance was Aavid Thermal Technologies, a leading provider of thermal engineering and management solutions. Aavid has successfully established itself as an authority in thermal design across a variety of markets, from computers and peripherals to power supplies and motor controls.

  Going forward, we remain optimistic about the prospects for mini-cap stocks, as they continue to offer a source of attractive investment opportunities.

                            REPRESENTATIVE HOLDINGS

                           Aavid Thermal Technologies
                                    Ashworth
                             Automobile Protection
                         Healthcare Financial Partners
                                     Heska
                                    Medquist
                                Mesaba Holdings
                                Optimal Robotics
                                  SOS Staffing
                             Travis Boats & Motors

--------------------------------------------------------------------------------

MINI CAP GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE MINI CAP GROWTH INSTITUTIONAL PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 68.89%                         As of 03/31/98                        34.18%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              MINI CAP GROWTH     RUSSELL 2000
               INSTITUTIONAL         GROWTH
                 PORTFOLIO           INDEX
12-Jul-95          $ 250,000.00    $ 250,000.00
30-Sep-95            275,600.01      268,240.42
31-Dec-95            287,000.01      272,246.38
31-Mar-96            317,000.01      287,884.97
30-Jun-96            371,600.02      304,705.45
30-Sep-96            359,600.00      302,100.16
31-Dec-96            369,458.15      302,909.82
31-Mar-97            329,371.54      270,930.45
30-Jun-97            408,924.88      318,478.57
30-Sep-97            522,779.15      372,345.50
31-Dec-97            480,997.70      341,815.62
31-Mar-98            556,278.50      382,444.62

This graph compares a $250,000 investment in the Mini Cap Growth Institutional Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 98.4%
--------------------------------------------------------------------------
AIRLINES -- 3.9%
  Atlantic Coast Airlines, Inc.*.............       31,200   $   1,497,600
  Mesaba Holdings, Inc.*.....................       56,000       1,760,500
                                                             -------------
                                                                 3,258,100
                                                             -------------
APPAREL -- 3.8%
  Ashworth, Inc.*............................       62,900       1,077,162
  Cutter & Buck, Inc.*.......................       31,500         815,062
  Genesco, Inc.*.............................       55,800       1,011,375
  Tropical Sportswear International Corp.*...       15,400         217,525
                                                             -------------
                                                                 3,121,124
                                                             -------------
BIOTECHNOLOGY -- 0.7%
  Arqule, Inc.*..............................       26,100         580,725
                                                             -------------
BROADCASTING -- 0.4%
  VDI Media, Inc.*...........................       18,900         307,125
                                                             -------------
CATALOG/OUTLET STORES -- 0.7%
  DM Management Co.*.........................       26,000         549,250
                                                             -------------
CHEMICALS -- 0.6%
  ECO Soil Systems, Inc.*....................       50,400         491,400
                                                             -------------
CLOTHING CHAINS -- 1.4%
  Chico's Fas, Inc.*.........................       28,000         245,000
  Pacific Sunwear of California, Inc.*.......       22,800         946,200
                                                             -------------
                                                                 1,191,200
                                                             -------------
COMPUTER/OFFICE AUTOMATION -- 2.1%
  Apex PC Solutions, Inc.*...................       20,700         556,312
  Extended Systems, Inc.*....................       13,900         114,675
  Optimal Robotics Corp.*....................       11,200         154,000
  Qlogic Corp.*..............................       10,500         372,750
  Tava Technologies, Inc.*...................       42,300         555,187
                                                             -------------
                                                                 1,752,924
                                                             -------------
CONTRACT DRILLING -- 0.8%
  Patterson Energy, Inc.*....................       18,300         210,450
  Unit Corp.*................................       53,100         431,437
                                                             -------------
                                                                   641,887
                                                             -------------
DEPARTMENT/DISCOUNT STORES -- 0.4%
  Bon-Ton Stores, Inc.*......................       22,600         344,650
                                                             -------------
DRUGS/PHARMACEUTICALS -- 0.9%
  Inhale Therapeutic Systems Co.*............       27,400         743,225
                                                             -------------
ELECTRONIC DATA PROCESSING -- 2.2%
  Analytical Surveys, Inc....................       27,000       1,383,750
  TSI International Software, Inc.*..........       23,500         414,187
                                                             -------------
                                                                 1,797,937
                                                             -------------
ELECTRONIC INSTRUMENTS -- 1.0%
  Oyo Geospace Corp.*........................       16,000         332,000
  Veeco Instruments, Inc.*...................       12,500         464,844
                                                             -------------
                                                                   796,844
                                                             -------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
ELECTRONICS MUSIC CHAINS -- 2.2%
  Musicland Stores Corp.*....................       61,500   $     695,719
  Trans World Entertainment Corp.*...........       39,800       1,104,450
                                                             -------------
                                                                 1,800,169
                                                             -------------
ENTERTAINMENT -- 0.7%
  Cinar Films, Inc.*.........................       12,800         545,600
                                                             -------------
ENVIRONMENTAL SERVICES -- 1.3%
  KTI, Inc.*.................................       43,100         740,781
  Superior Services, Inc.*...................       10,900         339,944
                                                             -------------
                                                                 1,080,725
                                                             -------------
GROCERY PRODUCTS -- 0.8%
  Celestial Seasonings, Inc.*................       16,300         668,300
                                                             -------------
HOME FURNISHINGS -- 0.5%
  Winsloew Furniture, Inc.*..................       18,500         407,000
                                                             -------------
HOMEBUILDING -- 0.8%
  Engle Homes, Inc...........................       21,300         356,775
  MI Schottenstein Homes, Inc................       15,200         332,500
                                                             -------------
                                                                   689,275
                                                             -------------
INDUSTRIAL ENGINEERING/CONSRUCTION -- 0.8%
  GP Strategies Corp.*.......................       39,900         690,769
                                                             -------------
INTEGRATED OIL COMPANIES -- 0.5%
  Dawson Geophysical Co.*....................       25,700         407,987
                                                             -------------
LEISURE/GAMING -- 0.9%
  Power House Technologies, Inc.*............       49,200         701,100
                                                             -------------
MACHINERY/EQUIPMENT -- 2.1%
  Gardner Denver, Inc.*......................       29,550         875,419
  Gehl Co.*..................................       31,200         666,900
  Thermedics Detection, Inc.*................       14,000         160,125
                                                             -------------
                                                                 1,702,444
                                                             -------------
MEDICAL SPECIALTIES -- 2.8%
  Hanger Orthopedic Group, Inc.*.............       52,700         886,019
  Impath, Inc.*..............................       15,700         600,525
  Osteotech, Inc.*...........................       31,000         802,125
                                                             -------------
                                                                 2,288,669
                                                             -------------
MEDICAL SUPPLIES -- 1.5%
  Cholestech Corp.*..........................       17,800         267,000
  Eclipse Surgical Technologies, Inc.*.......       22,700         280,912
  Milestone Scientific, Inc.*                       22,400         445,200
  Vision Twenty-One, Inc.*...................       20,900         245,575
                                                             -------------
                                                                 1,238,687
                                                             -------------
MEDICAL/NURSING/HEALTH SERVICES -- 3.3%
  Assisted Living Concepts, Inc.*............       47,500       1,027,187
  Diagnostic Health Services, Inc.*..........       43,700         557,175
  Hooper Holmes, Inc.........................       52,200       1,115,775
                                                             -------------
                                                                 2,700,137
                                                             -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MINI CAP GROWTH FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

MILITARY/DEFENSE TECHNOLOGY -- 0.7%
  Aeroflex, Inc.*............................       46,400   $     614,800
                                                             -------------
OIL/GAS PRODUCTION -- 1.5%
  Basin Exploration, Inc.*...................       27,300         563,063
  Key Production, Inc.*......................       54,900         638,213
                                                             -------------
                                                                 1,201,276
                                                             -------------
OILFIELD SERVICES/EQUIPMENT -- 0.4%
  Superior Energy Services, Inc.*............       33,400         325,650
                                                             -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 15.5%
  Automobile Production Corp.*...............       62,100         826,706
  Bright Horizons, Inc.*.....................       14,900         379,950
  Cornell Corrections, Inc.*.................       26,200         641,900
  Data Processing Resources Corp.*...........       28,200         875,963
  ECsoft Group, Inc.*........................       30,700         767,500
  International Total Services, Inc.*........       44,000         819,500
  Kellstrom Industries, Inc.*................       37,100         934,456
  Lamalie Associates, Inc.*..................       34,900         776,525
  NCO Group, Inc.*...........................       39,750         993,750
  Palex, Inc.*...............................       17,600         233,200
  Preview Travel, Inc.*......................       18,900         614,250
  Pro Business Services, Inc.*...............       34,400       1,008,350
  Remedytemp, Inc.*..........................       29,700         961,538
  SOS Staffing Services, Inc.*...............       66,700       1,767,550
  SPR, Inc.*.................................       22,700         749,100
  Tier Technologies, Inc.*...................       27,000         465,750
                                                             -------------
                                                                12,815,988
                                                             -------------
OTHER CONSUMER DURABLES -- 1.5%
  Movado Group, Inc..........................       42,825       1,236,572
                                                             -------------
OTHER CONSUMER SERVICES -- 0.5%
  Children's Comprehensive Services, Inc.*...       23,000         437,000
                                                             -------------
OTHER FINANCIAL SERVICES -- 1.2%
  Healthcare Financial Partners, Inc.*.......       21,400       1,013,825
                                                             -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 5.9%
  Balanced Care Corp.*.......................       78,000         770,250
  Heska Corp.*...............................       41,400         615,825
  Medquist, Inc.*............................       67,300       2,477,481
  Orthalliance, Inc.*........................       28,800         403,200
  Sterigenics International, Inc.*...........       27,900         613,800
                                                             -------------
                                                                 4,880,556
                                                             -------------
OTHER PRODUCERS/MANUFACTURING -- 1.2%
  Denali, Inc.*..............................       33,800         574,600
  Shelby Williams Industries, Inc............       26,500         395,844
  Vista 2000, Inc.*..........................        6,167             617
                                                             -------------
                                                                   971,061
                                                             -------------
OTHER RETAIL TRADE -- 1.2%
  Fred's, Inc................................       38,875         967,016
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

OTHER RETAIL TRADE (CONTINUED)

  RDO Equipment Co...........................        3,300   $      49,500
                                                             -------------
                                                                 1,016,516
                                                             -------------
PAPER -- 1.2%
  Fibermark, Inc.*...........................       42,350         987,284
                                                             -------------
RECREATION PRODUCTS/SERVICES -- 1.6%
  Monaco Coach Corp.*........................       19,800         777,150
  The First Years, Inc.*.....................       15,300         537,413
                                                             -------------
                                                                 1,314,563
                                                             -------------
REGIONAL/COMMERCIAL BANKS -- 1.1%
  Sterling Bancorp Co........................       33,000         895,125
                                                             -------------
RENTAL/LEASING COMPANIES -- 1.9%
  Rent Way, Inc.*............................       67,500       1,603,125
                                                             -------------
RESTAURANTS -- 0.2%
  Star Buffet, Inc.*.........................       10,200         169,575
                                                             -------------
RETAIL/FOOD DISTRIBUTION -- 0.4%
  Authentic Speciality Food, Inc.*...........       27,500         331,719
                                                             -------------
SAVINGS & LOAN ASSOCIATIONS -- 1.1%
  SIS Bancorp, Inc...........................       22,900         921,725
                                                             -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.3%
  Aavid Thermal Technologies, Inc.*..........       12,600         389,025
  Anaren Microwave, Inc.*....................       27,800         611,600
  EFTC Corp.*................................       15,200         199,500
  Integrated Silicon Solution, Inc.*.........       29,000         262,813
  Microsemi Corp.*...........................       43,300         714,450
  STB Systems, Inc.*.........................       27,750         555,000
                                                             -------------
                                                                 2,732,388
                                                             -------------
SOAPS/COSMETICS -- 1.4%
  Chattem, Inc.*.............................       20,000         505,000
  French Fragrances, Inc.*...................       40,000         680,000
                                                             -------------
                                                                 1,185,000
                                                             -------------
SOFTWARE -- 6.0%
  Best Software, Inc.*.......................       18,300         276,787
  Credit Management Solutions, Inc...........       11,300          96,050
  Engineering Animation, Inc.................       29,250       1,213,875
  Information Management Associates, Inc.*...       47,400         633,975
  ITEQ, Inc.*................................       68,200         971,850
  Omtool, LTD................................       44,600         624,400
  SS&C Technologies, Inc.*...................       31,000         523,125
  Symix Systems, Inc.*.......................       16,100         289,800
  Timberline Software Corp...................       20,900         327,869
                                                             -------------
                                                                 4,957,731
                                                             -------------
SPECIALTY CHAINS -- 2.0%
  Finlay Enterprises, Inc.*..................       19,900         506,206
  Party City Corp.*..........................       34,350       1,163,606
                                                             -------------
                                                                 1,669,812
                                                             -------------
TELECOMMUNICATION EQUIPMENT -- 7.5%
  Advanced Radio Telecommunications Co.*.....       56,800         901,700

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
TELECOMMUNICATION EQUIPMENT (CONTINUED)

  Amerilink Corp.*...........................       23,400   $     585,000
  Applied Signal Technology, Inc.*...........       26,000         468,000
  Applied Voice Technology, Inc.*............       31,100       1,212,900
  Microwave Power Devices, Inc.*.............       52,400         458,500
  Remec, Inc.*...............................       14,400         413,100
  Tollgrade Communications, Inc.*............       34,350         790,050
  World Access, Inc.*........................       41,800       1,358,500
                                                             -------------
                                                                 6,187,750
                                                             -------------
TRUCKING -- 3.0%
  Johnstown America, Inc.*...................       24,000         393,000
  MS Carriers, Inc.*.........................       21,600         731,700
  Smithway Motor Xpress Corp.*...............       20,300         301,963
  U S Xpress Enterprises, Inc.*..............       50,400       1,045,800
                                                             -------------
                                                                 2,472,463
                                                             -------------
WHOLESALE DISTRIBUTION -- 1.0%
  Anicom, Inc.*..............................       57,700         822,225
                                                             -------------
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $53,827,593).........................                $  81,260,982
                                                             -------------

                                                 PRINCIPAL
                                                    AMOUNT
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.3%
--------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 4/01/98
    (Cost $1,889,000)........................  $ 1,889,000   $   1,889,000
                                                             -------------
TOTAL INVESTMENTS -- 100.7%
  (Cost $55,716,593)......................................      83,149,982
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.7%)...........        (551,706)
                                                             -------------
NET ASSETS -- 100.0%......................................   $  82,598,276
                                                             -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                              Thomas E. Bleakley,
                           Partner, Portfolio Manager
                                John C. McCraw,
                               Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Emerging Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. equity securities of small-capitalization companies.

  REVIEW AND OUTLOOK: In the midst of a volatile year for small-company stocks, the Nicholas-Applegate Emerging Growth Fund advanced 47.4%, outperforming the Russell 2000 Growth Index, which returned 41.2%. The Fund's relative outperformance may be largely attributed to our selection of stocks of small companies demonstrating positive, sustainable, and timely growth.

  The Fund posted solid gains in May and June of 1997, following a significant period of relative underperformance by the small-cap asset class. The Asian economic crisis in October caused a temporary setback in the rally, especially among technology stocks affected by the region's financial woes. However, the small-cap rally resumed shortly thereafter. The Fund benefited from superior selection of stocks that were able to take advantage of a strong U.S. economy and falling interest rates.

  Key factors positively impacting the Fund's performance included superior earnings growth and increased investor recognition of compelling valuation levels among the Fund's holdings relative to large caps. Expectations that large-cap earnings would slow also boosted returns for small caps.

  During the fiscal year, we invested in stocks of several retailers exhibiting solid earnings growth. One example was Linens N Things Inc., a specialty retailer, which thrives on favorable sales trends and new store openings. Home furnishings store Ethan Allen Interiors was another strong contributor to performance. The company was able to take advantage of an extremely strong housing market and more consumers spending a significant portion of disposable income on their homes.

  While the technology sector experienced a great deal of volatility during the 12-month period, the Fund benefited from our focus on investing in companies with little or no Asian exposure. The stocks of software companies CBT Group, Visio Corp. and Veritas Software, were among the Fund's top performers in the fiscal year.

  We remain optimistic in our outlook for the Emerging Growth Fund, as we continue to find many small companies displaying solid fundamentals and strong earnings potential. As investors continue to shift their preference to smaller-cap stocks, we see this asset class offering exciting opportunities moving forward.

                            REPRESENTATIVE HOLDINGS

                               Action Performance
                                Alaska Airlines
                             Eastern Environmental
                         Franchise Mortgage Acceptance
                                Linens N Things
                                     Lycos
                                 Natures Bounty
                           Personnel Group of America
                                Sangstat Medical
                                    Veritas

--------------------------------------------------------------------------------

EMERGING GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING GROWTH INSTITUTIONAL PORTFOLIO WITH THE RUSSELL 2000 GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/98                        SINCE
 1 YEAR                           3 YEARS                          INCEPTION
 47.38%                            24.35%                           16.36%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              EMERGING GROWTH       RUSSELL 2000
               INSTITUTIONAL
                 PORTFOLIO          GROWTH INDEX
10/1/93               $250,000.00      $250,000.00
10/31/93              $250,400.00      $257,230.00
11/30/93              $237,400.00      $246,825.05
12/31/93              $249,920.00      $256,564.76
1/31/94               $257,143.12      $263,394.52
2/28/94               $255,285.75      $262,235.58
3/31/94               $234,854.63      $246,126.45
4/30/94               $235,473.76      $246,503.02
5/31/94               $229,076.14      $240,978.89
6/30/94               $217,519.14      $230,681.86
7/31/94               $222,678.51      $233,969.08
8/31/94               $237,743.88      $251,137.73
9/30/94               $240,633.13      $252,190.00
10/31/94              $243,935.13      $254,875.82
11/30/94              $231,552.63      $244,563.54
12/31/94              $241,146.93      $250,325.46
1/31/95               $231,007.29      $245,226.33
2/28/95               $243,351.19      $256,558.24
3/31/95               $255,254.24      $264,052.31
4/30/95               $259,442.35      $268,023.65
5/31/95               $261,426.19      $271,534.76
6/30/95               $284,571.01      $290,246.22
7/31/95               $312,124.36      $312,868.01
8/31/95               $313,006.06      $316,728.81
9/30/95               $319,618.87      $323,250.25
10/31/95              $307,054.54      $307,349.57
11/30/95              $320,721.00      $320,965.16
12/31/95              $327,708.03      $328,077.75
1/31/96               $323,033.16      $325,361.26
2/29/96               $342,667.60      $340,197.74
3/31/96               $352,952.30      $346,923.45
4/30/96               $389,649.99      $373,556.76
5/31/96               $411,388.11      $392,720.22
6/30/96               $386,377.58      $367,193.41
7/31/96               $341,966.37      $322,359.09
8/31/96               $372,352.99      $346,223.33
9/30/96               $397,129.77      $364,053.84
10/31/96              $379,832.77      $348,363.12
11/30/96              $383,573.74      $358,047.61
12/31/96              $389,595.30      $365,029.54
1/31/97               $394,412.55      $373,863.25
2/28/97               $351,960.52      $351,281.91
3/31/97               $332,992.58      $326,491.95
4/30/97               $327,874.25      $322,704.64
5/31/97               $379,960.80      $371,207.15
6/30/97               $407,660.00      $383,791.07
7/31/97               $436,864.59      $403,441.17
8/31/97               $445,294.78      $415,544.41
9/30/97               $487,144.67      $448,704.85
10/31/97              $452,520.66      $421,737.69
11/30/97              $435,016.67      $411,683.47
12/31/97              $436,748.43      $411,914.01
1/31/98               $426,704.25      $406,435.55
2/28/98               $464,802.85      $442,319.75
3/31/98               $494,273.00      $460,875.06

This graph compares a $250,000 investment in the Emerging Growth Institutional Portfolio with the Russell 2000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 2000 Growth Index is an unmanaged index containing those securities in the Russell 2000 Index with a greater-than-average growth orientation. Companies in this index generally have higher price-to-book and price-earnings ratios. The Russell 2000 Index is an unmanaged index and is a widely regarded small-cap index of the 2,000 smallest securities in the Russell 3000 Index which comprises the 3,000 largest U.S. securities as determined by total market capitalization.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 99.2%
---------------------------------------------------------------------------------
ADVERTISING -- 0.4%
  Abacus Direct Corp.*.......................           45,700      $   2,387,825
  Getty Images, Inc.*........................           37,900            952,237
                                                                    -------------
                                                                        3,340,062
                                                                    -------------
AEROSPACE -- 0.4%
  AAR Corp...................................          103,200          2,812,200
                                                                    -------------
AIR FREIGHT/SHIPPING -- 0.9%
  Airnet Systems, Inc.*......................           37,100          1,075,900
  Expeditors International Of Washington,
    Inc......................................          125,300          5,372,237
                                                                    -------------
                                                                        6,448,137
                                                                    -------------
AIRLINES -- 2.6%
  Alaska Air Group, Inc.*....................          125,000          6,773,437
  Atlantic Coast Airlines, Inc.*.............           47,500          2,280,000
  Mesaba Holdings, Inc.*.....................           12,400            389,825
  Midwest Express Holdings, Inc.*............           76,600          3,753,400
  Ryanair Holdings PLC Sponsored ADR*........           26,800            991,600
  SkyWest, Inc...............................           29,300          1,069,450
  Trans World Airlines, Inc..................          260,900          3,212,331
  Virgin Express Holdings PLC -- ADR*........           41,400            983,250
                                                                    -------------
                                                                       19,453,293
                                                                    -------------
ALCOHOLIC BEVERAGES -- 0.6%
  Beringer Wine Estates Holdings, Inc.*......           33,800          1,744,925
  Canandaigua Wine Co. Class A*..............           44,400          2,536,350
                                                                    -------------
                                                                        4,281,275
                                                                    -------------
APPAREL -- 1.1%
  Ashworth, Inc.*............................           17,000            291,125
  Authentic Fitness Corp.....................           87,300          1,735,087
  Big Dog Holdings, Inc......................            2,500             16,562
  Columbia Sportswear Co.*...................           32,700            690,788
  Cutter & Buck, Inc.*.......................           26,500            685,687
  Genesco, Inc.*.............................           91,300          1,654,812
  Nautica Enterprises, Inc.*.................           32,750          1,007,062
  Wolverine World Wide, Inc..................           67,200          1,898,400
                                                                    -------------
                                                                        7,979,523
                                                                    -------------
AUTOMOBILES -- 0.0%
  Group 1 Automotive, Inc....................           11,100            121,406
                                                                    -------------
AUTOMOTIVE EQUIPMENT -- 0.4%
  Aftermarket Technology Corp.*..............           62,900          1,391,662
  O'Reilly Automotive, Inc.*.................           57,100          1,573,819
                                                                    -------------
                                                                        2,965,481
                                                                    -------------
BIOTECHNOLOGY -- 0.6%
  Arqule, Inc.*..............................           47,500          1,056,875
  BioReliance Corp.*.........................           13,300            219,589
  Coulter Pharmaceutical, Inc.*..............           69,800          1,910,775
  Neurex Corp.*..............................           10,100            241,137
  NeXstar Pharmaceuticals, Inc.*.............           55,600            639,400

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

BIOTECHNOLOGY (CONTINUED)

  Pharmacopeia, Inc.*........................           25,200      $     472,500
                                                                    -------------
                                                                        4,540,276
                                                                    -------------
BROADCASTING -- 1.9%
  Chancellor Media Corp.*....................          208,500          9,564,937
  Emmis Broadcasting Corp. Class A*..........           63,000          3,323,250
  Saga Communications, Inc. Class A*.........           55,277          1,153,907
                                                                    -------------
                                                                       14,042,094
                                                                    -------------
BUILDING MATERIALS -- 1.3%
  Advanced Lighting Technologies, Inc.*......           25,800            667,575
  AFC Cable Systems, Inc.*...................           35,125          1,365,484
  Comfort Systems USA, Inc.*.................          132,600          2,867,475
  Hexcel Corp.*..............................          148,500          4,083,750
  Simpson Manufacturing Co., Inc.*...........            5,000            203,750
  Triangle Pacific Corp.*....................           19,500            741,000
                                                                    -------------
                                                                        9,929,034
                                                                    -------------
BUILDING MATERIALS CHAINS -- 0.1%
  White Cap Industries, Inc.*................           35,700            821,100
                                                                    -------------
CATALOG/OUTLET STORES -- 0.3%
  Coldwater Creek............................           18,000            436,500
  Insight Enterprises, Inc.*.................           53,400          2,169,375
                                                                    -------------
                                                                        2,605,875
                                                                    -------------
CHEMICALS -- 0.9%
  O.M. Group, Inc............................           83,250          3,506,906
  Scotts Co. (The) Class A*..................           73,700          2,551,862
  Spartech Corp..............................           26,700            585,731
                                                                    -------------
                                                                        6,644,499
                                                                    -------------
CLOTHING CHAINS -- 3.1%
  99 Cents Only Stores*......................           74,125          2,589,742
  American Eagle Outfitters, Inc.*...........           27,100          1,192,400
  Buckle, Inc.*..............................           66,500          3,333,312
  Gadzooks, Inc..............................           17,100            382,612
  Men's Wearhouse, Inc.*.....................           93,800          3,470,600
  Pacific Sunwear of California*.............           58,050          2,409,075
  Stage Stores, Inc.*........................          108,600          5,606,475
  Stein Mart, Inc.*..........................           49,400          1,759,875
  The Wet Seal, Inc. Class A*................           66,100          2,499,406
                                                                    -------------
                                                                       23,243,497
                                                                    -------------
COMPUTER/OFFICE AUTOMATION -- 2.5%
  Advanced Digital Information Corp.*........           78,500          1,236,375
  Apex PC Solutions, Inc.*...................           65,900          1,771,062
  Diamond Multimedia Systems, Inc.*..........           39,100            581,613
  Discreet Logic, Inc........................            6,400            104,400
  Geac Computer Corp. LTD*...................           81,000          3,388,931
  MICROS Systems, Inc.*......................           11,700            703,462
  Network Appliance, Inc.*...................          277,800          9,861,900
  QLogic Corp.*..............................            4,800            170,400
  Safeguard Scientifics, Inc.*...............           12,600            474,075
  Visual Networks, Inc.*.....................           11,100            288,600
                                                                    -------------
                                                                       18,580,818
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

CONTRACTING DRILLING -- 0.5%
  Atwood Oceanics, Inc.*.....................           26,700      $   1,443,469
  Cliff's Drilling Co.*......................           26,000          1,074,125
  Patterson Energy, Inc.*....................           79,200            910,800
  Unit Corp.*................................           34,300            278,687
                                                                    -------------
                                                                        3,707,081
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 0.4%
  Ames Department Stores, Inc.*..............          124,000          2,619,500
  Bon-Ton Stores, Inc.*......................           26,100            398,025
                                                                    -------------
                                                                        3,017,525
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 4.3%
  Boron Lepore & Associates, Inc.*...........           77,500          2,567,187
  Curative Health Services, Inc.*............           68,500          2,281,906
  Incyte Pharmaceuticals, Inc.*..............           56,200          2,627,350
  Inhale Therapeutic Systems*................           35,900            973,787
  NBTY, Inc.*................................           75,800          4,604,850
  NCS Healthcare, Inc. Class A*..............           52,800          1,768,800
  Paraxel International Corp.*...............           77,600          2,425,000
  PathoGenesis Corp.*........................           73,000          2,445,500
  Sangstat Medical Corp.*....................           63,800          2,033,625
  Sepracor, Inc.*............................          135,000          5,754,375
  Theragenics Corp.*.........................           77,200          4,916,675
                                                                    -------------
                                                                       32,399,055
                                                                    -------------
ELECTRONIC DATA PROCESSING -- 0.2%
  Analytical Surveys, Inc....................            7,300            374,125
  Deltek Systems, Inc.*......................           27,400            486,350
  Factset Research Systems, Inc.*............           14,400            511,200
                                                                    -------------
                                                                        1,371,675
                                                                    -------------
ELECTRONIC INSTRUMENTS/DIVERSIFIED -- 0.8%
  Avid Technology, Inc.*.....................           84,800          3,487,400
  Triumph Group, Inc.*.......................           38,700          1,717,312
  Veeco Instruments, Inc.*...................           31,100          1,156,531
                                                                    -------------
                                                                        6,361,243
                                                                    -------------
ELECTRONICS/MUSIC CHAINS -- 0.3%
  Musicland Stores Corp.*....................           75,400            852,962
  Trans World Entertainment Corp.*...........           50,600          1,404,150
                                                                    -------------
                                                                        2,257,112
                                                                    -------------
ENTERTAINMENT -- 0.7%
  American Classic Voyages Co.*..............           50,200          1,154,600
  Championship Auto Racing Teams, Inc.*......           38,000            703,000
  Cinar Films, Inc. Class B*.................           24,800          1,057,100
  Family Golf Centers, Inc.*.................           62,000          2,511,000
                                                                    -------------
                                                                        5,425,700
                                                                    -------------
ENVIRONMENTAL SERVICES -- 1.1%
  American Disposal Services, Inc.*..........           46,500          1,755,375
  Casella Waste Systems, Inc. Class A*.......           69,000          1,824,187
  Eastern Environmental Services, Inc.*......           81,000          2,055,375
  Superior Services, Inc.*...................           64,300          2,005,356
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

ENVIRONMENTAL SERVICES (CONTINUED)

  Tetra Tech, Inc.*..........................           24,125      $     585,031
                                                                    -------------
                                                                        8,225,324
                                                                    -------------
FINANCE COMPANIES -- 1.5%
  American Capital Strategies LTD............           33,900            750,037
  Medallion Financial Corp...................           31,900            865,287
  Cowen Financial Corp.*.....................          141,300          3,921,075
  Sirrom Capital Corp........................          184,000          5,531,500
                                                                    -------------
                                                                       11,067,899
                                                                    -------------
FOOD CHAINS -- 0.2%
  Wild Oats Markets, Inc.*...................           38,600          1,375,125
                                                                    -------------
GROCERY PRODUCTS -- 0.3%
  American Italian Pasta Co.*................           19,000            686,375
  Michael Foods, Inc.........................           49,500          1,324,125
                                                                    -------------
                                                                        2,010,500
                                                                    -------------
HOME FURNISHINGS -- 1.7%
  Ethan Allen Interiors, Inc.................          182,200         10,886,450
  Windmere-Durable Holdings, Inc.............           68,000          1,768,000
                                                                    -------------
                                                                       12,654,450
                                                                    -------------
HOMEBUILDING -- 1.2%
  American Homestar Corp.*...................           60,900          1,381,669
  Crossmann Communities, Inc.*...............           35,400          1,050,937
  M.D.C. Holdings, Inc.......................           82,400          1,462,600
  M/I Schottenstein Homes, Inc...............           46,700          1,021,562
  Ryland Group, Inc..........................           77,600          2,143,700
  Standard-Pacific Corp......................          127,400          1,934,887
                                                                    -------------
                                                                        8,995,355
                                                                    -------------
INDUSTRIAL ENGINEERING/CONSTRUCTION -- 0.4%
  Dycom Industries, Inc.*....................           75,600          2,121,525
  Modtech, Inc.*.............................           52,700          1,083,644
                                                                    -------------
                                                                        3,205,169
                                                                    -------------
INVESTMENT COMPANIES -- 0.9%
  Affiliated Managers Group, Inc.*...........           91,100          3,177,112
  AmeriTrade Holding Corp. Class A*..........           81,000          2,247,750
  Everen Capital Corp........................           28,600          1,261,975
                                                                    -------------
                                                                        6,686,837
                                                                    -------------
LIFE INSURERS -- 0.1%
  Protective Life Corp.......................           11,600            846,800
                                                                    -------------
LODGING -- 0.7%
  Capstar Hotel Co.*.........................          125,250          4,344,609
  Silverleaf Resorts, Inc.*..................           35,900            863,844
  Trendwest Resorts, Inc.*...................           19,000            358,625
                                                                    -------------
                                                                        5,567,078
                                                                    -------------
MACHINERY/EQUIPMENT -- 2.0%
  DT Industries, Inc.........................           51,000          1,957,125
  Gardner Denver, Inc.*......................           18,150            537,694
  Kuhlman Corp...............................           82,100          3,997,244
  Motivepower Industries, Inc.*..............           98,377          2,717,665

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
MACHINERY/EQUIPMENT (CONTINUED)

  OmniQuip International, Inc................           50,500      $   1,249,875
  Terex Corp.*...............................           72,500          1,962,031
  Varlen Corp................................           53,750          2,069,375
  Wabash National Corp.......................           21,200            614,800
                                                                    -------------
                                                                       15,105,809
                                                                    -------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 0.2%
  Healthcare Recoveries, Inc.*...............           39,300            913,725
  Specialty Care Network, Inc.*..............           29,200            355,875
                                                                    -------------
                                                                        1,269,600
                                                                    -------------
MEDICAL SPECIALTIES -- 0.6%
  Hanger Orthopedic Group, Inc.*.............           31,600            531,275
  Impath, Inc.*..............................           36,200          1,384,650
  Osteotech, Inc.*...........................           27,600            714,150
  VISX, Inc.*................................           86,600          2,165,000
                                                                    -------------
                                                                        4,795,075
                                                                    -------------
MEDICAL SUPPLIES -- 3.0%
  Biosite Diagnostics, Inc.*.................           58,100            947,756
  Milestone Scientific, Inc.*................           18,500            367,687
  Minimed, Inc.*.............................           61,100          2,703,675
  Molecular Devices Corp.*...................           41,300            795,025
  Ocular Sciences, Inc.*.....................           46,100          1,469,437
  OEC Medical Systems, Inc.*.................           32,100            758,362
  PharMerica, Inc.*..........................           55,400            824,075
  Sabratek Corp.*............................           76,600          2,681,000
  Safeskin Corp.*............................          104,900          7,749,487
  Serologicals Corp.*........................           29,450            831,962
  Ventana Medical Systems, Inc.*.............           29,500            785,437
  Vision Twenty-One, Inc.*...................            9,500            111,625
  Vista Medical Technologies, Inc.*..........           28,500            317,062
  Wesley Jessen VisionCare, Inc.*............           41,800          1,374,175
  Young Innovations, Inc.*...................           38,700            599,850
                                                                    -------------
                                                                       22,316,615
                                                                    -------------
MEDICAL/NURSING/HEALTH SERVICES -- 1.9%
  ABR Information Services, Inc.*............           77,400          2,176,875
  Assisted Living Concepts, Inc.*............           43,800            947,175
  Atria Communities, Inc.*...................          124,000          2,387,000
  CareMatrix Corp.*..........................           13,600            418,200
  Centennial Healthcare Corp.*...............            5,300            133,162
  Coast Dental Services, Inc.*...............           40,700          1,144,687
  Concentra Managed Care, Inc.*..............           96,304          2,961,348
  Dental Care Alliance, Inc.*................           25,100            320,025
  Diagnostic Health Services, Inc.*..........           33,100            422,025
  Hooper Holmes, Inc.........................           32,500            694,687
  Rehabcare Group, Inc.*.....................           24,700            657,637
  Sunrise Assisted Living, Inc.*.............           49,200          2,201,700
                                                                    -------------
                                                                       14,464,521
                                                                    -------------
METALS -- 0.6%
  Mueller Industries, Inc.*..................           77,300          4,894,056
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
MILITARY/DEFENSE TECHNOLOGY -- 0.3%
  Aeroflex, Inc.*............................           20,300      $     268,975
  Tracor, Inc.*..............................           67,800          2,173,837
                                                                    -------------
                                                                        2,442,812
                                                                    -------------
MULTI-LINE INSURERS -- 0.2%
  Delphi Financial Group, Inc. Class A*......           26,452          1,408,569
                                                                    -------------
OIL REFINING/MARKETING -- 0.1%
  Tesoro Petroleum Corp.*....................           27,900            498,712
                                                                    -------------
OIL/GAS PRODUCTION -- 0.7%
  Harken Energy Corp.*.......................          271,800          1,749,712
  Petsec Energy LTD*.........................           63,600          1,192,500
  St. Mary Land & Exploration Co.............           34,600          1,322,369
  Vintage Petroleum, Inc.....................           51,400          1,079,400
                                                                    -------------
                                                                        5,343,981
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 3.1%
  Cal Dive International, Inc.*..............           47,500          1,567,500
  Dril-Quip, Inc.*...........................           21,200            689,000
  Global Industries LTD*.....................           94,400          1,923,400
  Oceaneering International, Inc.*...........           88,000          1,738,000
  Pool Energy Services Co.*..................           54,900          1,283,287
  Pride International, Inc.*.................          106,100          2,533,137
  Seitel, Inc.*..............................           15,500            234,437
  Stolt Comex Seaway S. A.*..................           88,400          2,226,575
  Superior Energy Services, Inc.*............           47,900            467,025
  Transcoastal Marine Services, Inc.*........           45,400            485,213
  Tuboscope, Inc.*...........................          198,400          3,769,600
  Veritas DGC, Inc.*.........................          119,400          6,037,163
  Willbros Group, Inc.*......................           18,300            300,806
                                                                    -------------
                                                                       23,255,143
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 12.0%
  Administaff, Inc.*.........................           63,800          2,747,388
  Affiliated Computer Services, Inc. Class
    A*.......................................           89,400          2,966,963
  Billing Information Concepts*..............          189,800          4,922,938
  CCC Information Services Group*............           79,600          2,189,000
  Complete Business Solutions, Inc.*.........           94,600          3,393,775
  Computer Task Group, Inc...................          179,800          7,405,513
  Cornell Corrections, Inc.*.................           42,900          1,051,050
  Cotelligent Group, Inc.*...................           15,000            444,375
  Data Processing Resources Corp.*...........           71,100          2,208,544
  ECsoft Group PLC -- ADR*...................            8,500            212,500
  First Consulting Group*....................            8,000            165,000
  Forrester Research, Inc.*..................           57,100          2,027,050
  G & K Services, Inc. Class A...............           22,950          1,006,931
  Host Marriott Services Corp.*..............           46,800            661,050
  Information Management Resources, Inc.*....           94,200          5,546,025
  Innovative Valve Technologies, Inc.*.......           25,000            478,125
  International Telecommunications Data
    Systems, Inc.*...........................          107,400          2,805,825
  Kellstrom Industries, Inc.*................           42,000          1,057,875
  Labor Ready, Inc.*.........................          114,750          3,693,516
  Lason Holdings, Inc.*......................           54,300          2,049,825

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES (CONTINUED)

  Metro Information Services, Inc.*..........           47,300      $   1,614,113
  Metzler Group, Inc.*.......................           77,500          3,855,625
  NCO Group, Inc.*...........................           52,350          1,308,750
  Nova Corp.*................................           22,200            667,388
  Novacare Employee Services, Inc.*..........           80,000            565,000
  On Assignment, Inc.*.......................           63,200          1,872,300
  Outsource International, Inc.*.............           16,200            388,800
  Palex, Inc.*...............................            4,400             58,300
  Personnel Group of America, Inc.*..........          151,000          3,435,250
  PMT Services, Inc.*........................          104,350          1,871,778
  Preview Travel, Inc*.......................           30,500            991,250
  Pro Business Services, Inc.*...............            8,400            246,225
  RemedyTemp, Inc.*..........................           24,300            786,713
  Romac International, Inc.*.................          171,800          4,724,500
  RWD Technologies, Inc.*....................           23,600            649,000
  SOS Staffing Services, Inc.*...............           40,100          1,062,650
  SPR, Inc.*.................................           40,400          1,333,200
  Staff Leasing, Inc.*.......................           42,200          1,171,050
  StaffMark, Inc.*...........................           33,400          1,369,400
  Steiner Leisure LTD*.......................           41,900          2,129,044
  Steven Myers & Associates, Inc.*...........           10,500            186,375
  Technology Solutions Co.*..................           87,300          2,313,450
  Vincam Group, Inc.*........................           54,600          1,583,400
  Whittman-Hart, Inc.*.......................          196,900          8,909,725
  Youth Services International, Inc.*........           27,700            512,450
                                                                    -------------
                                                                       90,639,004
                                                                    -------------
OTHER CONSUMER DURABLES -- 0.8%
  Action Performance Cos., Inc.*.............          146,600          5,158,488
  Movado Group, Inc..........................           24,612            710,672
                                                                    -------------
                                                                        5,869,160
                                                                    -------------
OTHER CONSUMER NON-DURABLES -- 0.2%
  Helen of Troy LTD*.........................           75,200          1,395,900
                                                                    -------------
OTHER CONSUMER SERVICES -- 1.2%
  Bally Total Fitness Holding Corp.*.........          113,100          3,562,650
  Career Education Corp.*....................            4,000             88,000
  Coinmach Laundry Corp.*....................           48,300          1,020,338
  Equity Corp. International*................           22,800            545,775
  MemberWorks, Inc...........................           49,400          1,475,825
  Strayer Education, Inc.....................           77,250          2,568,563
                                                                    -------------
                                                                        9,261,151
                                                                    -------------
OTHER FINANCIAL SERVICES -- 0.7%
  Franchise Mortgage Acceptance Co.*.........           98,600          2,477,325
  Healthcare Financial Partners, Inc.*.......           61,500          2,913,563
                                                                    -------------
                                                                        5,390,888
                                                                    -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 0.4%
  Advance Paradigm, Inc.*....................           40,700          1,612,738
  MedQuist, Inc.*............................           33,300          1,225,856
                                                                    -------------
                                                                        2,838,594
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
OTHER PRODUCERS/MANUFACTURING -- 1.3%
  BE Aerospace, Inc.*........................           76,500      $   2,151,563
  Chicago Miniature Lamp, Inc.*..............           95,250          3,702,844
  Compx International , Inc.*................           21,000            490,875
  Griffon Corp.*.............................           70,000          1,111,250
  Interface, Inc. Class A....................           50,300          2,090,594
  Special Metals Corp.*......................           17,900            290,875
                                                                    -------------
                                                                        9,838,001
                                                                    -------------
OTHER RETAIL TRADE -- 0.4%
  Fred's, Inc................................           34,500            858,188
  ONSALE, Inc.*..............................           27,900            864,900
  RDO Equipment Co. Class A..................            3,800             57,000
  Renters Choice, Inc.*......................           37,100            908,950
                                                                    -------------
                                                                        2,689,038
                                                                    -------------
OTHER TECHNOLOGY -- 0.6%
  CHS Electronics, Inc.*.....................           65,700          1,231,875
  Henry(Jack) & Associates...................           88,650          3,191,400
  Pegasus Systems, Inc.*.....................            6,000            154,500
                                                                    -------------
                                                                        4,577,775
                                                                    -------------
OTHER TRANSPORTATION -- 0.3%
  Coach USA, Inc.*...........................           47,400          2,061,900
                                                                    -------------
PAPER -- 0.0%
  Fibermark, Inc.*...........................            9,100            212,144
                                                                    -------------
PRINTING/FORMS -- 1.7%
  Applied Graphics Technologies, Inc.*.......           78,800          3,792,250
  Consolidated Graphics, Inc.*...............           92,200          5,336,075
  Mail-Well, Inc.*...........................           98,900          3,745,838
                                                                    -------------
                                                                       12,874,163
                                                                    -------------
PUBLISHING -- 0.1%
  NewsEdge Corp.*............................           37,900            535,337
                                                                    -------------
REITS -- 2.1%
  American General Hospitality Corp..........           54,000          1,495,125
  Annaly Mortgage Managment, Inc.............           18,000            201,375
  FelCor Suite Hotels, Inc...................           27,800          1,030,338
  Golf Trust Of America, Inc.................           48,600          1,524,825
  Health Care REIT, Inc......................           43,500          1,196,250
  Imperial Credit Commercial Mortgage
    Investment Corp..........................           86,400          1,296,000
  Innkeepers USA Trust.......................          118,400          1,938,800
  Kilroy Realty Corp.........................          107,825          3,079,752
  Patriot American Hospitality, Inc..........           60,093          1,622,511
  Storage USA, Inc...........................           34,700          1,331,613
  Walden Residential Properties, Inc.........           43,600          1,100,900
                                                                    -------------
                                                                       15,817,489
                                                                    -------------
REAL ESTATE BROKERS/SERVICES -- 0.2%
  Lasalle Partners, Inc.*....................           57,600          1,872,000
                                                                    -------------
RECREATION PRODUCTS -- 0.2%
  Monaco Coach Corp.*........................            2,600            102,050

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
RECREATION PRODUCTS (CONTINUED)

  National RV Holdings, Inc.*................           30,100      $   1,087,363
                                                                    -------------
                                                                        1,189,413
                                                                    -------------
REGIONAL BANKS -- 1.0%
  Peoples Heritage Financial Group, Inc......           68,200          3,290,650
  Provident Bankshares Corp..................          105,170          3,720,389
  Sterling Bancorp Co........................            7,100            192,588
                                                                    -------------
                                                                        7,203,627
                                                                    -------------
RENTAL/LEASING COMPANIES -- 0.4%
  Avis Rent A Car, Inc.*.....................           18,000            583,875
  Dollar Thrifty Automotive Goup, Inc.*......           50,000          1,125,000
  LINC Capital, Inc.*........................           15,000            255,000
  Rent-Way, Inc.*............................           16,000            380,000
  T & W Financial Corp.*.....................           31,900            917,125
                                                                    -------------
                                                                        3,261,000
                                                                    -------------
RESTAURANTS -- 2.4%
  CKE Restaurants, Inc.......................          241,615          8,879,351
  Dave & Buster's, Inc.*.....................           57,700          1,565,113
  Foodmaker, Inc.*...........................          158,400          3,069,000
  Sonic Corp.*...............................          130,100          4,358,350
  Star Buffet, Inc.*.........................           14,700            244,388
                                                                    -------------
                                                                       18,116,202
                                                                    -------------
RETAIL/FOOD DISTRIBUTION -- 0.4%
  Suiza Foods Corp.*.........................           55,600          3,419,400
                                                                    -------------
SAVINGS & LOAN ASSOCIATIONS -- 0.3%
  First Savings Bank of Washington Bancorp,
    Inc......................................           30,500            802,531
  MAF Bancorp, Inc...........................           30,550          1,162,809
  SIS Bancorp, Inc...........................            5,100            205,275
                                                                    -------------
                                                                        2,170,615
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.6%
  3Dfx Interactive, Inc......................           30,000            847,500
  Aavid Thermal Technologies, Inc.*..........           36,100          1,114,588
  Alpha Industries, Inc.*....................           15,100            233,106
  Anaren Microwave, Inc.*....................           28,300            622,600
  Applied Micro Circuits Corp.*..............           49,000          1,102,500
  C&D Technologies, Inc......................           18,800            978,775
  DII Group, Inc.............................           68,900          1,481,350
  Docucorp International, Inc.*..............            2,520             24,885
  Dupont Photomasks, Inc.*...................           53,000          2,292,250
  EFTC Corp.*................................           43,300            568,313
  Integrated Silicon Solution, Inc.*.........           69,500            629,844
  Kulicke & Soffa Industries, Inc.*..........           84,600          1,840,050
  Microsemi Corp.*...........................            9,600            158,400
  Moog, Inc. Class A*........................           24,100          1,015,213
  MRV Communications, Inc.*..................           23,500            549,313
  PMC-Sierra, Inc.*..........................           44,500          1,691,000
  Power-One, Inc.*...........................           39,900            678,300
  PRI Automation, Inc........................           23,800            623,263
  Sipex Corp.*...............................          168,700          5,567,100
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

SEMICONDUCTORS/ELECTRONIC COMPONENTS (CONTINUED)

  STB Systems, Inc.*.........................           73,425      $   1,468,500
  Uniphase Corp.*............................           89,800          3,777,213
                                                                    -------------
                                                                       27,264,063
                                                                    -------------
SOFTWARE -- 10.9%
  Advantage Learning Systems, Inc.*..........           35,100          1,206,563
  Aspen Technology, Inc.*....................           53,800          2,219,250
  AXENT Technologies, Inc.*..................           70,600          2,153,300
  Business Objects S.A. ADR*.................           90,700          1,371,838
  CBT Group PLC Sponsored ADR*...............          164,600          8,518,050
  Credit Management Solutions, Inc.*.........            5,300             45,050
  Datastream Systems, Inc.*..................           33,100            732,337
  DataWorks Corp.*...........................           98,900          2,608,488
  Documentum, Inc.*..........................           47,600          2,576,350
  DSET Corp.*................................            4,000             74,750
  Engineering Animation, Inc.*...............           35,750          1,483,625
  Excite, Inc.*..............................           69,100          3,519,781
  Geotel Communications Corp.*...............           40,900          1,129,863
  Hyperion Software Corp.*...................           58,200          2,575,350
  Industri-Matematik International Corp.*....           41,000          1,286,375
  Infinium Software, Inc.*...................           69,700          1,389,644
  ITEQ, Inc.*................................           58,200            829,350
  Lycos, Inc.*...............................           64,700          2,862,975
  Manugistics Group, Inc.*...................           38,800          2,175,225
  Memco Software LTD*........................           42,300          1,321,875
  Mercury Interactive Corp.*.................          104,700          3,821,550
  National Instruments Corp.*................          185,500          6,330,188
  Open Text Corp.*...........................           87,100          1,578,688
  Oshap Technologies LTD*....................           36,500            365,000
  Peregrine Systems, Inc.*...................           17,600            336,600
  Pervasive Software, Inc.*..................           27,000            391,500
  QuadraMed Corp.*...........................           73,500          2,453,063
  QuickResponse Services, Inc.*..............           21,200          1,134,200
  Software AG Systems, Inc.*.................           61,600          1,632,400
  Summit Design, Inc.*.......................           88,200          1,311,975
  Syntel, Inc.*..............................           52,100          2,136,100
  Veritas Software Co.*......................          125,400          7,414,275
  Visio Corp.*...............................          182,200          7,834,600
  Wind River Systems, Inc.*..................          129,800          5,159,550
                                                                    -------------
                                                                       81,979,728
                                                                    -------------
SPECIALTY CHAINS -- 5.0%
  Budget Group, Inc.*........................           29,000          1,087,500
  Cort Business Services Corp.*..............          104,600          4,968,500
  Finish Line, Inc. Class A*.................           57,800          1,372,750
  Finlay Enterprises, Inc.*..................           14,700            373,931
  Garden Ridge Corp.*........................           62,800          1,358,050
  Guitar Center, Inc.*.......................           63,100          1,490,738
  Hollywood Entertainment Corp.*.............          200,100          2,801,400
  Linens 'N Things, Inc.*....................          151,700          8,334,019
  Marks Bros. Jewelers, Inc.*................           30,900            612,206
  Micro Warehouse, Inc.*.....................          155,700          2,539,856
  Party City Corp.*..........................           61,350          2,078,231
  Pier 1 Imports, Inc........................          272,300          7,386,138
  Rental Service Corp.*......................           71,200          1,655,400
  Sonic Automotive, Inc.*....................           24,000            414,000

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
SPECIALTY CHAINS (CONTINUED)

  Sunglass Hut International, Inc.*..........           97,800      $   1,026,900
                                                                    -------------
                                                                       37,499,619
                                                                    -------------
SPECIALTY INSURERS -- 0.1%
  Century Business Services, Inc.*...........           66,600          1,177,988
                                                                    -------------
TELECOMMUNICATIONS EQUIPMENT -- 3.9%
  Advanced Radio Telecom Corp.*..............           18,500            293,688
  Applied Signal Technology, Inc.*...........            9,800            176,400
  Applied Voice Technology, Inc.*............           48,200          1,879,800
  Comverse Technology, Inc.*.................           48,500          2,370,438
  Davox Corp.................................           75,250          2,342,156
  GST Telecommunications, Inc.*..............           99,100          1,492,694
  IFR Systems, Inc...........................           32,850            730,913
  Metromedia Fiber Network, Inc. Class A*....           18,000            605,250
  Natural Microsystems Corp..................           81,700          3,237,363
  Nice Systems LTD*..........................           49,900          2,295,400
  Premisys Communications, Inc.*.............           93,700          2,688,019
  Quanta Services, Inc.*.....................           13,700            226,906
  Remec, Inc.*...............................           60,750          1,742,766
  Stanford Telecommunications, Inc.*.........           47,300            798,188
  Superior TeleCom, Inc......................           47,875          1,998,781
  Tekelec*...................................           82,600          3,747,975
  World Access, Inc.*........................           81,100          2,635,750
                                                                    -------------
                                                                       29,262,487
                                                                    -------------
TELECOMMUNICATIONS SERVICES -- 1.8%
  Advanced Communications Group, Inc.*.......           30,000            478,125
  IDT Corp.*.................................          122,100          4,578,750
  Pacific Gateway Exchange, Inc.*............           45,900          2,627,775
  Star Telecommunications, Inc.*.............           86,600          4,817,125
  SmarTalk Teleservices, Inc.................            3,700            118,169
  Telegroup, Inc.*...........................           65,200          1,320,300
                                                                    -------------
                                                                       13,940,244
                                                                    -------------
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
TELEPHONE -- 0.2%
  Primus Telecommunications Group, Inc.*.....           62,900      $   1,824,100
                                                                    -------------
TEXTILES -- 0.6%
  Novel Demim Holdings LTD*..................           45,200          1,237,350
  Pillowtex Corp.............................           69,400          3,361,563
                                                                    -------------
                                                                        4,598,913
                                                                    -------------
TRUCKING -- 0.7%
  Jevic Transportation, Inc.*................           32,200            483,000
  Johnstown America, Inc.*...................           74,400          1,218,300
  Knight Transportation, Inc.*...............           10,900            348,800
  M.S. Carriers, Inc.*.......................           25,000            846,875
  Swift Transportation Co., Inc.*............           70,200          1,684,800
  U S Xpress Enterprises, Inc. Class A*......           47,200            979,400
                                                                    -------------
                                                                        5,561,175
                                                                    -------------
WHOLESALE DISTRIBUTION -- 0.6%
  Anicom, Inc.*..............................           85,800          1,222,650
  Aviall, Inc.*..............................           83,800          1,257,000
  Inacom Corp.*..............................           26,700            737,588
  U.S.A. Floral Products, Inc.*..............           47,800          1,084,463
                                                                    -------------
                                                                        4,301,701
                                                                    -------------
TOTAL COMMON STOCK
  (Cost $489,840,872).........................................        747,420,210
                                                                    -------------
TOTAL INVESTMENTS -- 99.2%
  (Cost $489,840,872).........................................        747,420,210
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8%.................          5,675,716
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 753,095,926
                                                                    -------------

---------------
* Non-income producing security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

CORE GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Arthur E. Nicholas
                                Managing Partner
                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                              Andrew B. Gallagher,
                           Partner, Portfolio Manager
                              Thomas J. Sullivan,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Core Growth Fund seeks to maximize long-term capital appreciation by investing primarily in U.S. mid-cap companies.

  REVIEW AND OUTLOOK: Investors turned their attention back to mid-cap stocks in May of 1997, following an extended period of large-cap outperformance. While the Asian economic crisis temporarily interrupted this mid-cap rebound, the beginning of 1998 witnessed a shift of investor preference back to mid-sized company stocks. Mid caps are currently exhibiting compelling earnings growth rates and valuations relative to large caps. While the Fund experienced some volatility throughout the year, we believe it is well positioned going forward.

  For the fiscal year ending March 31, 1998, the Fund gained 42.5% versus 42.4% for the Russell Midcap Growth and 48.0% for the S&P 500 Index. We maintained our bottom-up philosophy of selecting stocks of mid-sized companies with strong fundamentals and poised to capitalize on positive change.

  During the period, technology stocks experienced volatility amid uncertainties regarding the continuing effects of the Southeast Asian economic crisis. Despite the difficult environment, software holdings such as Compuware performed very well. Compuware is a computer consulting firm that has benefited from its ability to work with companies affected by the year 2000 computer problem.

  The Fund was negatively affected during the year by semiconductor companies including DII Group, Inc., which did not fare as well. Especially during the period following the onset of South East Asia's economic troubles, we focused on investment in companies with little or no exposure to the region.

  Retail stocks made a positive contribution to the Fund during the fiscal year amid a strong domestic economy, falling interest rates and a high level of consumer confidence. TJX Companies, Costco, and Dollar Tree stores all delivered solid returns.

  Toward the end of the year, we reduced our weighting in the energy sector due to the negative effects of falling oil prices on the sector and the Fund. We increased our weightings in the financial services and consumer non-durables sectors.

  We retain a positive outlook for mid-cap growth investing based on several factors. During the last quarter of 1997, the majority of earnings disappointments came from large-cap stocks while mid caps reported numerous positive earnings surprises. This may be a continuation of the mid-cap rebound that began in May 1997, and was interrupted by the Asian economic crisis. Coupled with attractive valuations, we see market fundamentals favoring mid-cap stocks.

                            REPRESENTATIVE HOLDINGS

                                  Allied Waste
                                    Carnival
                                     Centex
                                Chancellor Media
                                     Costco
                                   Peoplesoft
                           Robert Half International
                                Saville Systems
                                      TJX
                                  Veritas DGC

--------------------------------------------------------------------------------

CORE GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE CORE GROWTH INSTITUTIONAL PORTFOLIO WITH THE RUSSELL MID CAP GROWTH INDEX.

                          ANNUALIZED TOTAL RETURNS
                               As of 03/31/98
 1 YEAR                           5 YEARS                          10 YEARS
 42.49%                            16.30%                           19.48%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            CORE GROWTH
           INSTITUTIONAL
             PORTFOLIO      RUSSELL MID CAP GROWTH INDEX
9/30/85      $ 250,000.00                      $250,000.00
12/31/85       311,844.71                       250,000.00
12/31/86       414,298.60                       293,875.99
12/31/87       429,184.05                       301,984.30
12/31/88       483,552.01                       341,012.60
12/31/89       647,589.51                       448,379.58
12/31/90       652,317.71                       425,364.42
12/31/91     1,014,500.39                       625,418.63
12/31/92     1,151,987.77                       679,904.76
12/31/93     1,379,773.32                       756,008.21
12/31/94     1,234,653.54                       739,632.42
12/31/95     1,710,920.31                       991,040.20
12/31/96     1,992,544.95                     1,164,278.99
12/31/97     2,324,431.52                     1,427,210.66
3/31/98      2,608,714.51                     1,597,567.45

This graph compares a $250,000 investment in Core Growth Institutional Portfolio with the Russell Mid Cap Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell Mid Cap Growth Index measures the performance of those companies among the 800 smallest companies in the Russell 1000 Index with higher than average price-to-book ratios and forecasted growth. The average market capitalization is $4 billion. The Russell Mid Cap Growth Index is considered generally representative of the U.S. market for mid cap stocks.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 99.9%
---------------------------------------------------------------------------------
ADVERTISING -- 0.8%
  Outdoor Systems, Inc.*.....................          114,400      $   4,011,150
                                                                    -------------
AIRLINES -- 2.1%
  Comair Holdings, Inc.......................          127,100          3,368,150
  Southwest Airlines Co......................          142,800          4,221,525
  Trans World Airlines, Inc..................          217,100          2,673,044
                                                                    -------------
                                                                       10,262,719
                                                                    -------------
ALCOHOLIC BEVERAGES -- 0.9%
  Canandaigua Brands, Inc. -- Class A........           77,400          4,421,475
                                                                    -------------
BIOTECHNOLOGY -- 2.4%
  Centocor, Inc..............................           59,600          2,659,650
  Medimmune, Inc.*...........................          114,300          6,300,787
  Millennium Pharmaceuticals, Inc.*..........          150,000          2,793,750
                                                                    -------------
                                                                       11,754,187
                                                                    -------------
BROADCASTING -- 7.1%
  Chancellor Media Corp.*....................          238,800         10,954,950
  Clear Channel Communications, Inc.*........           76,300          7,477,400
  Cox Communications, Inc.*..................          113,100          4,750,200
  Jacor Communications, Inc.*................           98,900          5,835,100
  USA Networks, Inc.*........................          207,800          5,662,550
                                                                    -------------
                                                                       34,680,200
                                                                    -------------
CLOTHING CHAINS -- 2.3%
  Stage Stores, Inc.*........................           52,700          2,720,637
  TJX Companies, Inc.........................          184,300          8,339,575
                                                                    -------------
                                                                       11,060,212
                                                                    -------------
COMPUTER/OFFICE AUTOMATION -- 3.0%
  Computer Horizons Corp.*...................           85,700          4,306,425
  Computer Sciences Corp.*...................           43,800          2,409,000
  Network Appliance, Inc.*...................          130,500          4,632,750
  Sterling Commerce, Inc.*...................           68,500          3,176,687
                                                                    -------------
                                                                       14,524,862
                                                                    -------------
CONTRACT DRILLING -- 0.6%
  R & B Falcon Corp.*........................           96,800          2,867,700
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 7.0%
  Costco Companies, Inc.*....................          206,200         11,031,700
  Dollar Tree Stores, Inc.*..................          116,400          6,183,750
  Family Dollar Stores, Inc..................          104,900          3,986,200
  Fred Meyer, Inc.*..........................          126,000          5,819,625
  Kohls Corp.*...............................           85,100          6,956,925
                                                                    -------------
                                                                       33,978,200
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 6.3%
  ALZA Corp.*................................           88,300          3,956,944
  Elan Corp. PLC -- Sponsored ADR*...........          175,800         11,361,075
  NBTY, Inc.*................................           83,500          5,072,625
  Sepracor, Inc.*............................           51,000          2,173,875
  Watson Pharmaceuticals, Inc.*..............          226,000          8,136,000
                                                                    -------------
                                                                       30,700,519
                                                                    -------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
ELECTRIC UTILITIES -- 1.6%
  AES Corp.*.................................          146,600      $   7,687,337
                                                                    -------------
ELECTRONIC DATA PROCESSING -- 0.4%
  Concord EFS, Inc.*.........................           58,800          2,032,275
                                                                    -------------
ENVIRONMENTAL SERVICES -- 2.1%
  Allied Waste Industries, Inc.*.............          310,600          7,755,294
  American Disposal Services, Inc.*..........           60,600          2,287,650
                                                                    -------------
                                                                       10,042,944
                                                                    -------------
FINANCE COMPANIES -- 3.3%
  Finova Group, Inc..........................          122,700          7,223,962
  MBNA Corp..................................          169,100          6,055,894
  Newcourt Credit Group, Inc.................           57,700          2,885,000
                                                                    -------------
                                                                       16,164,856
                                                                    -------------
FOOD CHAINS -- 2.5%
  Safeway, Inc.*.............................          124,000          4,580,250
  Whole Foods Market, Inc.*..................          105,100          7,330,725
                                                                    -------------
                                                                       11,910,975
                                                                    -------------
GROCERY PRODUCTS -- 0.8%
  International Home Foods, Inc.*............           49,300          1,639,225
  Keebler Foods Co.*.........................           67,100          2,013,000
                                                                    -------------
                                                                        3,652,225
                                                                    -------------
HOMEBUILDING -- 2.7%
  Centex Corp................................          123,100          4,693,187
  Champion Enterprises, Inc.*................          114,400          3,053,050
  Kaufman & Broad Home Corp..................           73,600          2,396,600
  Oakwood Homes Corp.........................           81,300          2,977,612
                                                                    -------------
                                                                       13,120,449
                                                                    -------------
HOSPITALS -- 1.7%
  Health Management Associates Inc., Class
    A........................................          291,700          8,349,912
                                                                    -------------
INVESTMENT COMPANIES -- 0.8%
  Merrill Lynch & Co., Inc.*.................           47,300          3,925,900
                                                                    -------------
LEISURE/GAMING -- 2.0%
  Carnival Corp. -- Class A..................          142,400          9,932,400
                                                                    -------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 0.3%
  Coventry Corp.*............................           73,900          1,187,019
                                                                    -------------
MEDICAL SUPPLIES -- 4.0%
  Biomet, Inc.*..............................           89,900          2,697,000
  Omnicare, Inc..............................          160,300          6,351,887
  PharMerica, Inc.*..........................          167,800          2,496,025
  Safeskin Corp.*............................           46,200          3,413,025
  Sybron International Corp.*................          165,400          4,321,075
                                                                    -------------
                                                                       19,279,012
                                                                    -------------
MEDICAL/HEALTH SERVICES -- 0.3%
  Sunrise Assisted Living, Inc.*.............           36,500          1,633,375
                                                                    -------------
OIL/GAS PRODUCTION -- 0.8%
  Valero Energy Corp.........................          117,800          3,931,575
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

OILFIELD SERVICES/EQUIPMENT -- 4.4%
  BJ Services Co.*...........................          105,900      $   3,858,731
  Global Industries, LTD*....................          311,400          6,344,775
  Tuboscope, Inc.*...........................          149,400          2,838,600
  Veritas DGC, Inc.*.........................          107,100          5,415,244
  Western Atlas, Inc.*.......................           39,300          3,040,838
                                                                    -------------
                                                                       21,498,188
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 5.3%
  Billing Information Concepts Corp.*........          155,000          4,020,312
  Cendant Corp.*.............................          102,300          4,053,637
  Paychex, Inc...............................           60,200          3,472,787
  Renaissance Worldwide, Inc.*...............          169,600          4,653,400
  Robert Half International, Inc.*...........          202,700          9,729,600
                                                                    -------------
                                                                       25,929,736
                                                                    -------------
OTHER FINANCIAL SERVICES -- 0.6%
  The CIT Group, Inc.*.......................           95,000          3,099,375
                                                                    -------------
OTHER HEALTH SERVICES -- 0.4%
  McKesson Corp..............................           33,900          1,957,725
                                                                    -------------
OTHER PRODUCERS/MANUFACTURING -- 1.3%
  Knoll, Inc.*...............................          160,000          6,170,000
                                                                    -------------
OTHER TECHNOLOGY -- 0.6%
  CHS Electronics, Inc.*.....................          151,600          2,842,500
                                                                    -------------
PAPER -- 1.0%
  Bowater, Inc...............................           56,600          3,194,363
  Fort James Corp............................           32,000          1,466,000
                                                                    -------------
                                                                        4,660,363
                                                                    -------------
PUBLISHING -- 1.4%
  Valassis Communications, Inc.*.............          170,000          6,970,000
                                                                    -------------
RESTAURANTS -- 1.1%
  CKE Restaurants, Inc.......................          144,100          5,295,675
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 3.2%
  Advanced Micro Devices, Inc.*..............          118,400          3,441,000
  ASM Lithography Holding NV*................           32,200          2,976,488
  DII Group, Inc.............................           46,200            993,300
  Level One Communications, Inc.*............          141,900          3,334,650
  Uniphase Corp.*............................          119,100          5,009,644
                                                                    -------------
                                                                       15,755,082
                                                                    -------------
SOFTWARE -- 12.7%
  AXENT Technologies, Inc.*..................           66,700          2,034,350
  BMC Software, Inc.*........................           80,500          6,746,906
  Compuware Corp.*...........................          185,700          9,168,938
  Hyperion Software Corp.*...................           53,600          2,371,800
  Industri-Matematik International Corp.*....          171,100          5,368,263
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

SOFTWARE (CONTINUED)

  PeopleSoft, Inc.*..........................          147,000      $   7,745,063
  Platinum Technology, Inc.*.................          250,300          6,445,225
  Saville Systems, PLC -- Sponsored ADR*.....          133,300          6,831,625
  Siebl Systems, Inc.*.......................          131,800          3,789,250
  Veritas Software Corp.*....................          112,900          6,675,213
  Visio Corp.*...............................          102,200          4,394,600
                                                                    -------------
                                                                       61,571,233
                                                                    -------------
SPECIALTY CHAINS -- 3.8%
  Borders Group, Inc.*.......................          190,200          6,478,688
  General Nutrition Companies, Inc.*.........          224,400          8,919,900
  Office Depot, Inc.*........................           97,000          3,019,125
                                                                    -------------
                                                                       18,417,713
                                                                    -------------
TELECOMMUNICATION SERVICES -- 3.6%
  ICG Communications, Inc.*..................          146,300          5,449,675
  IDT Corp.*.................................           90,100          3,378,750
  LCI International, Inc.....................          160,000          6,160,000
  Pacific Gateway Exchange, Inc.*............           41,500          2,375,875
                                                                    -------------
                                                                       17,364,300
                                                                    -------------
TELECOMMUNICATIONS EQUIPMENT -- 3.6%
  Advanced Fibre Communications, Inc.*.......          170,600          6,205,575
  CIENA Corp.*...............................          107,500          4,582,188
  Omnipoint Corp.*...........................          232,400          6,855,800
                                                                    -------------
                                                                       17,643,563
                                                                    -------------
TEXTILES -- 1.1%
  Westpoint Stevens, Inc.*...................          186,200          5,329,975
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $373,354,527).........................................        485,616,906
                                                                    -------------

                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 0.9%
---------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98
    (Cost $4,594,000)........................     $  4,594,000          4,594,000
                                                                    -------------
TOTAL INVESTMENTS -- 100.8%
  (Cost $377,948,527).........................................        490,210,906
LIABILITIES IN EXCESS OF OTHER ASSETS (0.8%)..................         (3,707,968)
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 486,502,938
                                                                    -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Arthur E. Nicholas,
                                Managing Partner
                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                               Andrew Gallagher,
                           Partner, Portfolio Manager

  GOAL: The Nicholas-Applegate Large Cap Growth Fund seeks to maximize long-term capital appreciation by investing in the equity securities of U.S. growth companies, emphasizing large-sized firms.

  REVIEW AND OUTLOOK: The Fund performed exceptionally well during the fiscal year as stocks of large companies attained record highs. The Fund returned 63.3% for the fiscal year, outperforming its benchmark, the S&P 500 Index, which returned 48.0%. In the 12 months ended March 31, the Fund's total return ranked it 21 out of 858 growth funds in the Lipper Analytical Services universe.(1)

  Worries over the impact of the South East Asian economic crisis on the U.S. economy benefited large-cap stocks as investors flocked to the perceived safety of large-cap names. This, combined with the strength of the domestic economy, falling interest rates, and consumer confidence reaching an all-time high, contributed to extremely positive performance for the asset class. The Large Cap Growth Fund invested in the stocks of many companies that performed exceptionally well in this environment.

  For example, many technology companies, while suffering a temporary setback in the wake of the South East Asian economic crisis, performed very well during the fiscal year. We remained focused on the stocks of companies that were either minimally impacted or actually benefited from Asia's economic troubles, such as several software and telecommunications companies. For example, Compuware, a computer consulting firm, performed very well for the Fund. Compuware benefited from its ability to work with companies affected by the year 2000 problem. Tellabs was another contributor to the Fund's solid performance. Tellabs benefited by its continuing to sell computer parts to China, a region not as severely impacted by the South East Asian crisis.

  The year's consumer-driven economy boosted the business of many financial and consumer-services companies. For example, American Express was among the Fund's top performers for the year based on its benefiting from favorable credit quality trends. Media company Time Warner benefited from high demand for motion pictures, as well as increasing its services to existing cable subscribers. We also invested in the stocks of several successful retailers, such as department store chain Dayton Hudson, which delivered solid earnings growth as a result of strong in-store sales.

  Looking forward, we maintain our positive outlook for the Large Cap Growth Fund as we continue to find plentiful opportunities for positive, sustainable and timely growth among the larger-cap segment.

                            REPRESENTATIVE HOLDINGS

                                    Airtouch
                                American Express
                                   Compuware
                                 Dayton Hudson
                                      HBO
                                    Tellabs
                                  Time Warner
                                 US West Media
                                 Warner-Lambert

                                    Worldcom

------------
(1) Lipper rankings are based on total return, including reinvestment of dividends and capital gains for the stated period. Past performance is no guarantee of future performance.

--------------------------------------------------------------------------------

LARGE CAP GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE LARGE CAP GROWTH INSTITUTIONAL PORTFOLIO WITH THE RUSSELL 1000 GROWTH INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 63.32%                         As of 03/31/98                        52.39%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             Large Cap Growth Institutional Portfolio    Russell 1000 Growth Index
27-Dec-96                                $ 250,000.00                  $250,000.00
31-Jan-97                                 $272,399.99                  $263,452.07
28-Feb-97                                 $267,800.00                  $261,660.59
31-Mar-97                                 $260,000.00                  $247,499.52
30-Apr-97                                 $269,999.99                  $263,933.49
31-May-97                                 $300,200.00                  $282,981.57
30-Jun-97                                 $311,400.01                  $294,300.83
31-Jul-97                                 $350,200.02                  $320,317.03
31-Aug-97                                 $342,200.00                  $301,578.48
30-Sep-97                                 $359,600.00                  $316,419.16
31-Oct-97                                 $359,200.00                  $304,711.65
30-Nov-97                                 $354,896.62                  $317,652.75
31-Dec-97                                 $361,073.21                  $321,210.46
31-Jan-98                                 $366,477.73                  $330,814.66
28-Feb-98                                 $400,191.62                  $355,698.54
31-Mar-98                                 $424,640.63                  $369,876.68

This graph compares a $250,000 investment in the Large Cap Growth Institutional Portfolio with the Russell 1000 Growth Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Russell 1000 Growth Index is an unmanaged index containing those companies among the Russell 1000 Index securities with higher than average price-to-book ratios and forecasted growth. The Russell 1000 Index contains the top 1,000 securities of the Russell 3000 Index, which comprises the 3,000 largest U.S. securities as determined by total market capitalization. The Russell 1000 Growth Index is considered generally representative of the U.S. market for large cap stocks.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
LARGE CAP GROWTH FUND

                                                NUMBER
                                               OF SHARES       VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
------------------------------------------------------------------------
AIRLINES -- 2.5%
  AMR Corp.*.................................     2,100    $     300,694
                                                           -------------
BIOTECHNOLOGY -- 1.3%
  Medimmune, Inc.*...........................     2,800          154,350
                                                           -------------
BROADCASTING -- 2.9%
  Tele-Communications, Inc. Class A*.........    11,400          354,469
                                                           -------------
BUILDINGS MATERIALS' CHAINS -- 0.9%
  Home Depot, Inc............................     1,600          107,900
                                                           -------------
COMPUTER/OFFICE AUTOMATION -- 7.4%
  Bay Networks, Inc..........................     7,500          203,437
  Computer Sciences Corp.....................     6,400          352,000
  Sterling Commerce, Inc.*...................     7,500          347,812
                                                           -------------
                                                                 903,249
                                                           -------------
DEPARTMENT/DISCOUNT STORES -- 9.8%
  Costco Companies, Inc.*....................     6,000          321,000
  Dayton Hudson Corp.........................     3,700          325,600
  K-Mart Corp.*..............................    21,400          357,112
  Wal-Mart Stores, Inc.......................     3,800          193,087
                                                           -------------
                                                               1,196,799
                                                           -------------
DRUGS/PHARMACEUTICALS -- 8.9%
  Alza Corp.*................................     8,500          380,906
  Forest Laboratories, Inc. Class A*.........     4,800          180,000
  Schering-Plough Corp.......................     3,400          277,737
  Warner-Lambert Co..........................     1,500          255,469
                                                           -------------
                                                               1,094,112
                                                           -------------
ELECTRONICS/MUSIC CHAINS -- 2.9%
  Tandy Corp.................................     7,600          357,200
                                                           -------------
ENTERTAINMENT -- 2.3%
  Time Warner, Inc...........................     4,000          288,000
                                                           -------------
FINANCE COMPANIES -- 5.0%
  American Express Co........................     3,100          284,619
  Newcourt Credit Group......................     6,500          325,000
                                                           -------------
                                                                 609,619
                                                           -------------
GROCERY PRODUCTS -- 0.5%
  Keebler Foods Co...........................     2,200           66,000
                                                           -------------
INVESTMENT COMPANIES -- 5.9%
  Merrill Lynch & Co.*.......................     1,400          116,200
  Tele-Communications TCI Venture Group Class
    A........................................    17,200          302,075
  Waddell & Reed Financial, Inc..............    11,700          304,200
                                                           -------------
                                                                 722,475
                                                           -------------
MANAGED HEALTH CARE/HMO'S/PPO'S -- 2.7%
  United Heathcare Corp......................     5,100          330,225
                                                           -------------
MILITARY/DEFENSE -- 2.8%
  General Motors Corp. Class H*..............     7,500          339,375
                                                           -------------
MONEY-CENTER BANKS -- 1.9%
  PNC Bank Corp..............................     3,900          233,756
                                                           -------------

                                                NUMBER
                                               OF SHARES       VALUE
------------------------------------------------------------------------
OILFIELD SERVICES/EQUIPMENT -- 2.3%
  Schlumberger, Ltd..........................     3,800    $     287,850
                                                           -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 2.4%
  Cendant Corp.*.............................     7,500          297,187
                                                           -------------
OTHER CONSUMER SERVICES -- 0.3%
  America Online, Inc.*......................       600           40,987
                                                           -------------
OTHER HEALTH TECHNOLOGY/SERVICES -- 1.4%
  HBO & Co...................................     2,900          175,087
                                                           -------------
OTHER PRODUCERS/MANUFACTURING -- 2.6%
  Tyco International, Ltd....................     5,900          322,288
                                                           -------------
RESTAURANTS -- 2.2%
  McDonald's Corp............................     4,400          264,000
                                                           -------------
SOFTWARE -- 2.1%
  Compuware Corp.*...........................     5,300          261,688
                                                           -------------
SPECIALTY CHAINS -- 2.4%
  Gap, Inc...................................     6,600          297,000
                                                           -------------
SPECIALTY INSURERS -- 1.6%
  MGIC Investment Corp.......................     2,900          190,494
                                                           -------------
TELECOMMUNICATIONS EQUIPMENT -- 8.4%
  Ascend Communications, Inc.*...............     7,400          280,275
  Ciena Corp.*...............................     4,100          174,763
  Loral Space and Communications, Ltd.*......     5,600          156,450
  Lucent Technologies, Inc...................       700           89,513
  Tellabs, Inc.*.............................     4,900          328,913
                                                           -------------
                                                               1,029,914
                                                           -------------
TELECOMMUNICATIONS SERVICES -- 10.4%
  Airtouch Communications, Inc.*.............     7,400          362,138
  Nextel Communications, Inc. Class A*.......     6,400          216,000
  U.S. West, Inc.*...........................     9,000          312,750
  WorldCom, Inc.*............................     8,800          378,950
                                                           -------------
                                                               1,269,838
                                                           -------------
TELEPHONE -- 2.9%
  AT&T Corp..................................     3,000          196,875
  Global Telesystems Group, Inc.*............     3,400          158,950
                                                           -------------
                                                                 355,825
                                                           -------------
TOTAL COMMON STOCKS
  (Cost $10,195,677)....................................      11,850,381
                                                           -------------
                                               PRINCIPAL
                                                AMOUNT
------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.4%
------------------------------------------------------------------------
  Associates First Capital Corp. 6.050%,
    04/01/98 (Cost $424,000).................  $424,000          424,000
                                                           -------------
TOTAL INVESTMENTS -- 100.1%
  (Cost $10,619,677)....................................      12,274,381
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).........         (15,034)
                                                           -------------
NET ASSETS -- 100.0%....................................   $  12,259,347
                                                           -------------

------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

VALUE FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                                 John J. Kane,
                       Partner, Senior Portfolio Manager
                                Mark Stuckelman,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Value Fund seeks to provide total return through long-term capital appreciation plus dividend income. Holdings reflect a diversified portfolio comprised predominantly of U.S. companies with larger market capitalization.

  REVIEW AND OUTLOOK: A favorable mix of economic factors catapulted large-capitalization stocks to record highs from April 1, 1997 through March 31, 1998. The combination of moderate economic growth and subdued inflation, as well as continued solid corporate earnings results, fueled the large-cap market's ascent for the most part of the 12-month period. The Nicholas-Applegate Value Fund delivered outstanding returns, surging 57.8% versus a 48.0% increase for the S&P 500 Index.

  In managing the Fund, we look for attractively valued companies where we can confirm improving prospects and underlying business strength. Valuation measures such as low price-to-earnings and price-to-book ratios, and above-market dividend yields characterize the Fund's holdings.

  Over the past 12 months, relative performance has been driven by strong stock selection in the technology, consumer durables, retail trade, and insurance services sectors. In the consumer durables sector, performance was driven by strong returns posted by Ford. Company management has undertaken a number of initiatives to enhance shareholder value.

  The leading auto manufacturer has been aggressively cutting costs worldwide at a much higher rate than expected, which has led to improved earnings, and has been divesting its non-automotive businesses. In April, Ford completed the previously announced spin off of its remaining stake in Associates First Capital.

  The Fund also benefited from an overweight position in the financial services sector relative to the S&P 500 Index. The low interest-rate environment and continuing industry consolidation propelled stocks in the sector. Some of the Fund's holdings in this area are Bank of America, Bankers Trust, Bear Stearns, and Fannie Mae.

  During the fiscal year, we have reduced the Fund's exposure to technology and energy stocks and increased its exposure to the telecommunications and producers/manufacturing sectors on a stock specific basis.

  The Fund continues to find stocks with attractive valuations. We are confident that strict adherence to our objectives and our bottom-up stock selection approach should reward shareholders with both long-term capital appreciation and current income.

                            REPRESENTATIVE HOLDINGS

                                    Allstate
                                   Ameritech
                                      AMR
                                  Bank America
                                  Caterpillar
                                 Dayton Hudson
                                      Dell
                                      Ford
                                  Inland Steel
                          Public Services Enterprises

--------------------------------------------------------------------------------

VALUE INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE VALUE INSTITUTIONAL PORTFOLIO WITH THE S&P 500 INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 57.78%                         As of 03/31/98                        43.55%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           VALUE INSTITUTIONAL
                PORTFOLIO        S&P 500 INDEX
4/30/97            $250,000.00          $250,000
6/30/96             263,799.99        257,424.51
9/30/96             278,799.98        265,382.62
12/31/96            310,622.01        287,516.03
3/31/97             316,935.45        295,184.39
6/30/97             369,757.99        346,593.29
9/30/97             428,683.58        372,584.81
12/31/97            436,586.20        383,296.20
3/31/98             500,064.74        436,778.75

This graph compares a $250,000 investment in the Value Institutional Portfolio with the S&P 500 Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The S&P 500 Index containing 500 industrial, transportation, utility and financial companies and is considered to be generally representative of the U.S. stock market.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
VALUE FUND

                                                    NUMBER
                                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
COMMON STOCKS -- 96.7%
-------------------------------------------------------------------------------
AIRLINES -- 2.8%
  AMR Corp.*.................................          1,400       $    200,462
  Delta Air Lines, Inc.......................            700             82,775
                                                                   ------------
                                                                        283,237
                                                                   ------------
ALCOHOLIC BEVERAGES -- 1.2%
  Canandaigua Brands, Inc., Class A*.........          2,100            119,962
                                                                   ------------
AUTOMOBILES -- 5.3%
  Ford Motor Co..............................          5,400            349,987
  General Motors Corp........................          2,900            195,569
                                                                   ------------
                                                                        545,556
                                                                   ------------
BUILDING MATERIALS -- 1.5%
  Southdown, Inc.............................          2,200            153,312
                                                                   ------------
CHEMICALS -- 3.8%
  Dexter Corp................................            800             33,100
  Dow Chemical Co............................          2,600            252,850
  Wellman, Inc...............................          4,800            103,800
                                                                   ------------
                                                                        389,750
                                                                   ------------
CLOTHING CHAINS -- 0.8%
  TJX Cos., Inc..............................          1,800             81,450
                                                                   ------------
COMPUTER/OFFICE AUTOMATION -- 3.7%
  Compaq Computer Corp.......................          2,800             72,450
  Dell Computer Corp.*.......................          4,600            312,200
                                                                   ------------
                                                                        384,650
                                                                   ------------
DEPARTMENT/DISCOUNT STORES -- 4.3%
  Dayton Hudson Corp.........................          3,700            325,600
  Shopko Stores, Inc.*.......................          3,600            114,075
                                                                   ------------
                                                                        439,675
                                                                   ------------
DRUGS/PHARMACEUTICALS -- 4.3%
  Bristol-Myers Squibb Co....................          1,900            198,194
  Merck & Co., Inc...........................            700             89,862
  Pfizer, Inc................................          1,600            159,500
                                                                   ------------
                                                                        447,556
                                                                   ------------
ELECTRIC UTILITIES -- 4.6%
  Central Hudson Gas & Electric..............          1,300             56,711
  Entergy Corp...............................          6,300            187,425
  Public Service Enterprise Group, Inc.......          6,100            231,038
                                                                   ------------
                                                                        475,174
                                                                   ------------
FINANCE COMPANIES -- 3.4%
  American Express Co........................            500             45,906
  Federal National Mortgage Association......          4,800            303,600
                                                                   ------------
                                                                        349,506
                                                                   ------------
GAS UTILITIES -- 0.8%
  Laclede Gas Co.............................          3,500             87,719
                                                                   ------------
HOME FURNISHINGS -- 0.5%
  Kimball International, Inc. Class B........          2,200             50,600
                                                                   ------------

                                                    NUMBER
                                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
HOMEBUILDING -- 1.5%
  Lennar Corp................................          4,400       $    151,525
                                                                   ------------
INTEGRATED OIL COMPANIES -- 2.9%
  Exxon Corp.................................          2,800            189,350
  Phillips Petroleum Co......................          2,200            109,863
                                                                   ------------
                                                                        299,213
                                                                   ------------
INVESTMENT COMPANIES -- 2.5%
  Bear Stearns Cos., Inc.....................          4,970            255,334
                                                                   ------------
LIFE INSURERS -- 2.6%
  Conseco Inc................................          2,200            124,575
  Equitable Cos., Inc........................          2,500            141,094
                                                                   ------------
                                                                        265,669
                                                                   ------------
MACHINERY/EQUIPMENT -- 4.1%
  Caterpillar, Inc...........................          5,400            297,338
  Ingersoll-Rand Co..........................          2,700            129,431
                                                                   ------------
                                                                        426,769
                                                                   ------------
METALS -- 3.3%
  Asarco, Inc................................          1,600             42,700
  Inland Steel Industries, Inc...............          4,700            129,838
  Timken Co..................................          2,200             74,388
  USX-US Steel Group, Inc....................          2,500             94,375
                                                                   ------------
                                                                        341,301
                                                                   ------------
MONEY-CENTER BANKS -- 5.2%
  BankAmerica Corp...........................          3,400            280,925
  Bankers Trust New York Corp................          2,100            252,656
                                                                   ------------
                                                                        533,581
                                                                   ------------
MULTI-LINE INSURERS -- 1.4%
  Travelers Group, Inc.......................          2,399            143,940
                                                                   ------------
OIL REFINING/MARKETING -- 1.1%
  Tesoro Petroleum Corp.*....................          6,200            110,825
                                                                   ------------
OIL/GAS PRODUCTION -- 1.0%
  Chevron Corp...............................          1,300            104,406
                                                                   ------------
OILFIELD SERVICES/EQUIPMENT -- 0.4%
  Input/Output, Inc.*........................          1,900             44,413
                                                                   ------------
OTHER HEALTH SERVICES -- 2.6%
  McKesson Corp..............................          4,600            265,650
                                                                   ------------
OTHER INSURANCE SERVICES -- 1.2%
  First American Financial Corp..............          1,950            124,800
                                                                   ------------
OTHER PRODUCERS/MANUFACTURING -- 3.3%
  Parker-Hannifin Corp.......................          4,100            210,125
  Premark International, Inc.................          4,000            132,500
                                                                   ------------
                                                                        342,625
                                                                   ------------
OTHER TECHNOLOGY -- 0.8%
  CHS Electronics, Inc.*.....................          4,700             88,125
                                                                   ------------
PROPERTY-CASUALTY INSURERS -- 2.1%
  Allstate Corp..............................          2,300            211,456
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VALUE FUND

                                                    NUMBER
                                                   OF SHARES          VALUE
-------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

REGIONAL/COMMERCIAL BANKS -- 1.3%
  Southtrust Corp............................          3,150       $    131,906
                                                                   ------------
SAVINGS & LOAN ASSOCIATIONS -- 1.5%
  Golden West Financial Corp.................          1,600            153,300
                                                                   ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 1.4%
  National Semiconductor Corp.*..............          3,200             67,000
  Park Electrochemical Corp.*................          3,000             77,438
                                                                   ------------
                                                                        144,438
                                                                   ------------
SOFTWARE -- 3.0%
  Compuware Corp.*...........................          2,600            128,375
  Microsoft Corp.*...........................          2,000            179,000
                                                                   ------------
                                                                        307,375
                                                                   ------------
SPECIALTY INSURERS -- 2.0%
  Exel LTD...................................          2,700            209,250
                                                                   ------------
TELECOMMUNICATION SERVICES -- 3.5%
  Ameritech Corp.............................          7,200            355,950
                                                                   ------------
TELECOMMUNICATION EQUIPMENT -- 0.5%
  Applied Signal Technology, Inc.*...........          2,600             46,800
                                                                   ------------
TELEPHONE -- 4.2%
  Telefonica de Espana-Sponsored ADR*........          1,100            145,475
  US WEST Communications Group...............          5,200            284,700
                                                                   ------------
                                                                        430,175
                                                                   ------------
                                                    NUMBER
                                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
TEXTILES -- 3.0%
  Burlington Industries, Inc.*...............          9,300       $    163,331
  Mohawk Industries, Inc.*...................          4,700            148,050
                                                                   ------------
                                                                        311,381
                                                                   ------------
TOBACCO PRODUCTS -- 3.3%
  Philip Morris Cos., Inc....................          2,400            100,050
  RJR Nabisco Holdings Corp..................          4,000            125,250
  Universal Corp.............................          2,600            114,563
                                                                   ------------
                                                                        339,863
                                                                   ------------
TOTAL COMMON STOCKS
  (Cost $7,578,460)..........................................         9,948,217
                                                                   ------------
                                                   PRINCIPAL
                                                    AMOUNT
-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.8%
-------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98 (Cost $293,000).........     $  293,000            293,000
                                                                   ------------
TOTAL INVESTMENTS -- 99.5%
  (Cost $7,871,460)..........................................        10,241,217
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5%................            53,137
                                                                   ------------
NET ASSETS -- 100.0%.........................................      $ 10,294,354
                                                                   ------------

---------------

* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INCOME & GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                                Sandra K. Durn,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Income & Growth Fund seeks to maximize total return by investing primarily in convertible and equity securities of U.S. companies.

  REVIEW AND OUTLOOK: Bolstered by a strong bond market and solid returns among U.S. equities, the Income & Growth Fund delivered outstanding results from April 1, 1997 through March 31, 1998. The Fund rose 31.8% during the 12-month period, outperforming its benchmark, the First Boston Convertible Index, which was up 25.9%. Issue selection and the advance in small- and mid-cap stocks during the first six months of the fiscal year contributed to the Fund's gains.

  The Fund is comprised primarily of convertible securities issued by small- and mid-cap companies. Reflecting the smaller-cap nature of the convertible market, of the total number of firms issuing convertible securities, about two-thirds have market capitalization less than $2 billion.

  During the fiscal year, the Fund continued to deliver returns consistent with our objective of achieving asymmetrical market participation. We seek to capture approximately 70% to 80% of the upside performance of the underlying equities with only 50% or less of the downside exposure. From April 1 through December 31, 1997, the Fund participated in 72.3% of the gain of the S&P 500 Index, which was up 29.8% in the period.

  As an example of downside protection, when the S&P 500 Index dipped 5.6% in August amid the downturn in the large- and mid-cap segments of the market, the Income & Growth Fund was off just 1.3% -- a participation rate of 22.5%.

  During the fiscal year, we increased the Fund's allocation among select issues in the consumer services, retail trade, commercial/industrial services, and healthcare services sectors.

  Among the Fund's best-performing holdings was Home Depot, North America's largest home improvement retailer currently operating 584 warehouse-style home centers. The company benefits from being a leading innovator in home improvement. Home Depot expects to be operating over 1,100 stores in the Americas by the end of the year 2000.

  Airtouch Communications, a major wireless telecommunications holding company, also made a positive contribution to the Fund in the fiscal year. Airtouch has significant cellular interests in the United States, Europe, and Asia. The company is one of the largest providers of paging services in the United States, and is forecast to benefit from the long-term growth in infrastructure and technology development.

  We believe convertibles continue to provide investors with appreciation potential and downside protection. Looking ahead, we remain confident of our bottom-up approach and our ability to reward shareholders with long-term results and limited downside risk.

                            REPRESENTATIVE HOLDINGS

                            Airtouch Communications
                              Affiliated Computer
                                 America Online
                              Central Garden & Pet
                                     Ciber
                                Evergreen Media
                              Family Golf Centers
                                   Home Depot
                                     K Mart
                          Loral Space & Communication

--------------------------------------------------------------------------------

INCOME & GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE INCOME & GROWTH INSTITUTIONAL PORTFOLIO WITH THE CS FIRST BOSTON CONVERTIBLE INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98
 1 YEAR                            5 YEARS                           10 YEARS
 31.78%                             17.41%                            17.96%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  INCOME &         FIRST BOSTON
            GROWTH INSTITUTIONAL    CONVERTIBLE
                  PORTFOLIO            INDEX
12-31-86              $250,000.00    $250,000.00
12-31-87              $242,192.20    $249,438.54
12-31-88              $290,338.67    $282,892.46
12-31-89              $372,774.53    $321,822.20
12-31-90              $379,633.21    $299,660.78
12-31-91              $525,253.10    $386,904.65
12-31-92              $576,920.28    $454,915.53
12-31-93              $733,125.90    $539,287.59
12-31-94              $677,475.98    $513,857.47
12-31-95              $828,248.30    $635,736.19
12-31-96            $1,002,323.52    $723,744.87
12-31-97            $1,235,942.36    $846,216.97
3-31-98             $1,339,721.60    $915,682.03

This graph compares a $250,000 investment in Income & Growth Institutional Portfolio with the CS First Boston Convertible ("First Boston Convertible") Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 4/19/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 6.0%
---------------------------------------------------------------------------------
GAS UTILITIES -- 1.9%
  MCN Energy Group, Inc......................           69,530      $   2,598,684
  MCN Energy Group, Inc., (Prides)...........           68,700          2,241,337
                                                                    -------------
                                                                        4,840,021
                                                                    -------------
REGIONAL/COMMERCIAL BANKS -- 0.5%
  First Security Corp........................           51,500          1,226,344
                                                                    -------------
REITS -- 3.6%
  CenterPoint Properties Corp................           53,800          1,866,187
  CRIIMI MAE, Inc............................          104,500          1,613,219
  Mack-Cali Realty Corp......................           51,089          1,995,664
  Reckson Associates Realty Corp.............           74,366          1,961,403
  Spieker Properties, Inc....................           41,621          1,716,866
                                                                    -------------
                                                                        9,153,339
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $12,401,813)..........................................         15,219,704
                                                                    -------------
---------------------------------------------------------------------------------
PREFERRED STOCK -- 35.6%
---------------------------------------------------------------------------------
ADVERTISING -- 1.3%
  Snyder Strypes Trust, 6.50%................           77,400          3,279,825
                                                                    -------------
AIRLINES -- 0.5%
  Trans World Airlines, $4.625...............           15,000          1,260,000
                                                                    -------------
AUTOMATIVE EQUIPMENT -- 0.9%
  Federal-Mogul Finance Trust, 7.00%.........           37,500          2,221,875
                                                                    -------------
BROADCASTING -- 5.4%
  Chancellor Media Corp., $3.00..............           17,300          1,649,987
  Chancellor Media Corp., Series A, 12.25%...           11,700          1,664,325
  CSC Holdings, Inc., Series I, 8.50%........           60,000          3,082,500
  Evergreen Media Corp., $3.00...............           41,310          3,939,941
  Merrill Lynch & Co., Series COX, 6.00%
    (Strypes)................................           94,700          3,338,175
                                                                    -------------
                                                                       13,674,928
                                                                    -------------
DEPT/DISCOUNT STORES -- 0.9%
  Kmart Financing I, 7.75%...................           35,400          2,221,350
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 2.0%
  McKesson Financing Trust., 5.00%...........           60,700          4,962,225
                                                                    -------------
ELECTRIC UTILITIES -- 1.0%
  AES Trust II, 5.50%........................           47,000          2,649,625
                                                                    -------------
ENTERTAINMENT -- 0.4%
  Royal Caribbean Cruises, Series A, 7.25%...            9,600          1,060,800
                                                                    -------------
FINANCE COMPANIES -- 4.0%
  Finova Finance Trust, 5.50%................           46,920          3,683,220
  Salomon Smith Barney Holding, Series CSN,
    6.25%....................................           39,250          2,619,937
  H.F. Ahmanson, Series D, 6.00%.............           23,698          3,774,641
                                                                    -------------
                                                                       10,077,798
                                                                    -------------
GROCERY PRODUCTS -- 0.6%
  Suiza Capital Trust II, 5.50%..............           30,300          1,522,575
                                                                    -------------
LIFE INSURERS -- 2.4%
  Conseco Finance Trust IV, Series F, 7.00%
    (Prides).................................           50,300          3,033,719

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

LIFE INSURERS (CONTINUED)

  Protective Life Capital Trust II, 6.50%
    (Prides).................................           48,100      $   2,970,175
                                                                    -------------
                                                                        6,003,894
                                                                    -------------
OIL REFINING/MARKETING -- 0.6%
  Tosco Financing Trust, 5.75%...............           26,200          1,606,387
                                                                    -------------
OIL/GAS PRODUCTION -- 0.8%
  Devon Financing Trust, $3.25...............            5,700            397,931
  Devon Financing Trust, $3.25...............           24,576          1,715,712
                                                                    -------------
                                                                        2,113,643
                                                                    -------------
OTHER COMM/INDUSTRIES SERVICES -- 1.0%
  Merrill Lynch & Co., "CBR", 7.875%.........           36,800          2,502,400
                                                                    -------------
PIPELINES -- 1.8%
  Williams Companies, Inc., $3.50............           30,300          4,444,646
                                                                    -------------
PUBLISHING -- 1.3%
  Houston Industries, Inc., 7.00% (Aces).....           53,900          3,493,394
                                                                    -------------
SAVINGS & LOAN/THRIFTS -- 1.0%
  Sovereign Bancorp, Series B, 6.25%.........           19,140          2,545,620
                                                                    -------------
SPECIALTY INSURERS -- 1.4%
  Merrill, 6.50%, "MTG" (Strypes)............           30,900          3,437,625
                                                                    -------------
TELECOMMUNICATION EQUIPMENT -- 2.3%
  LM Ericcson Telephone Co., 4.25%...........          476,370          3,155,951
  Loral Space & Communications Ltd*..........           34,600          2,631,762
                                                                    -------------
                                                                        5,787,713
                                                                    -------------
TELECOMMUNICATION SERVICES -- 4.0%
  Airtouch Communications, Series C, 4.25%...           53,618          3,806,878
  Intermedia Communication, Series E,
    7.00%*...................................           25,000            884,375
  SBC Communications, Inc., "TMX" (DECS),
    7.75%....................................           51,000          2,607,375
  Worldcom, Inc., 8.00%......................           18,140          2,707,395
                                                                    -------------
                                                                       10,006,023
                                                                    -------------
TELEPHONE -- 2.0%
  Nextlink Communications 6.50%..............           31,000          1,495,750
  US West Inc., Series D, 4.50%..............           52,900          3,782,350
                                                                    -------------
                                                                        5,281,100
                                                                    -------------
TOTAL PREFERRED STOCK
  (Cost $71,225,030)..........................................         90,150,446
                                                                    -------------
                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
CORPORATE BONDS -- 57.4%
---------------------------------------------------------------------------------
ADVERTISING -- 2.1%
  Omnicom Group, CV
    4.250%, 01/03/07.........................     $  3,441,000          5,367,960
                                                                    -------------
BIOTECHNOLOGY -- 1.1%
  Aviron, CV
    5.750%, 04/01/05.........................        1,164,000          1,117,440
  Centocor, Inc., CV
    4.750%, 02/15/05.........................        1,530,000          1,679,175
                                                                    -------------
                                                                        2,796,615
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INCOME & GROWTH FUND

                                                   PRINCIPAL
                                                     AMOUNT             VALUE
---------------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

BROADCASTING -- 1.2%
  Clear Channel Communication, CV
    2.625%, 04/01/03.........................     $  3,009,000      $   3,001,478
                                                                    -------------
BUILDING MATERIALS -- 0.6%
  Hexcel Corp., CV
    7.000%, 08/01/03.........................          844,000          1,540,300
                                                                    -------------
BUILDING MATERIALS CHAINS -- 2.5%
  Home Depot Inc., CV
    3.250%, 10/01/01.........................        4,201,000          6,327,756
                                                                    -------------
COMPUTERS/OFFICE AUTOMATION -- 3.6%
  EMC Corp., CV
    3.250%, 03/15/02.........................        1,595,000          2,823,150
  EMC Corp., CV
    3.250%, 03/15/02.........................        1,185,000          2,097,450
  Safeguard Scientifics, CV
    6.000%, 02/01/06.........................        1,245,000          1,606,050
  Veritas Software Corp., CV
    5.250%, 11/01/04.........................        2,268,000          2,704,590
                                                                    -------------
                                                                        9,231,240
                                                                    -------------
CONTRACT DRILLING -- 1.8%
  Loews Corp., CV
    3.125%, 09/15/07.........................        4,554,000          4,485,690
                                                                    -------------
DEPARTMENT/DISCOUNT STORES -- 2.9%
  Costco Companies Inc., CV*
    0.000%, 08/19/17.........................        6,678,000          4,482,607
  Federated Department Stores, CV
    5.000%, 10/01/03.........................        1,861,000          2,931,075
                                                                    -------------
                                                                        7,413,682
                                                                    -------------
DRUG CHAINS -- 1.9%
  Rite Aid Corp., CV
    5.250%, 09/15/02.........................        4,083,000          4,715,865
                                                                    -------------
DRUGS/PHARMACEUTICALS -- 6.4%
  Alpharma, Inc., CV
    5.750%, 04/01/05.........................        1,550,000          1,534,500
  Athena Neurosciences, Inc., CV
    4.750%, 11/15/04.........................        1,635,000          1,898,644
  Athena Neurosciences, Inc., CV
    4.750%, 11/15/04.........................        2,111,000          2,435,566
  Ominicare, Inc., CV
    5.000%, 12/01/07.........................        1,910,000          2,306,325
  Sandoz Capital BVI Ltd., CV
    2.000%, 10/06/02.........................          900,000          1,500,570
  Sandoz Capital BVI Ltd., Euro, CV
    2.000%, 10/06/02.........................        1,470,000          2,450,931
  Sepracor, Inc., CV
    6.250%, 02/15/05.........................        1,075,000          1,218,781
  Sepracor, Inc., CV
    7.000%, 12/01/02.........................          685,000          1,508,713
  Sepracor, Inc., Euro, CV
    7.000%, 12/01/02.........................          649,000          1,429,423
                                                                    -------------
                                                                       16,283,453
                                                                    -------------
ELECTRONIC DATA PROCESSING -- 2.7%
  Automatic Data Processing, CV*
    0.000%, 02/20/12.........................        5,177,000          4,575,174
                                                   PRINCIPAL
                                                     AMOUNT             VALUE
---------------------------------------------------------------------------------

ELECTRONIC DATA PROCESSING (CONTINUED)

  Affiliated Computer Services, CV
    4.000%, 03/15/05.........................     $  2,288,000      $   2,290,860
                                                                    -------------
                                                                        6,866,034
                                                                    -------------
ELECTRONIC INSTRUMENTS -- 2.6%
  ADT Operations, Inc., CV*
    0.000%, 07/06/10.........................        3,358,000          4,974,038
  SCI Systems, Inc., CV
    5.000%, 05/01/06.........................          878,000          1,433,335
                                                                    -------------
                                                                        6,407,373
                                                                    -------------
ENTERTAINMENT -- 1.6%
  Family Golf Centers, Inc., CV
    5.750%, 10/15/04.........................        2,106,000          2,643,030
  Imax Corp., CV
    5.750%, 04/01/03.........................        1,000,000          1,441,250
                                                                    -------------
                                                                        4,084,280
                                                                    -------------
ENVIRONMENTAL SERVICES -- 1.8%
  USA Waste Services, Inc., CV
    4.500%, 06/01/01.........................        2,015,000          3,123,250
  USA Waste Services, Inc., CV
    4.000%, 02/01/02.........................        1,297,000          1,533,703
                                                                    -------------
                                                                        4,656,953
                                                                    -------------
FOOD CHAINS -- 1.0%
  Whole Foods Market, Inc., CV*
    0.000%, 03/02/18.........................        5,727,000          2,462,610
                                                                    -------------
LODGING -- 2.6%
  Carematrix Corp., CV
    6.250%, 08/15/04.........................        1,914,000          2,299,193
  Hilton Hotels Corp., CV
    5.000%, 05/15/06.........................        3,809,000          4,304,170
                                                                    -------------
                                                                        6,603,363
                                                                    -------------
MACHINERY/EQUIPMENT -- 1.5%
  Thermo Electron Corp., CV
    4.250%, 01/01/03.........................        3,329,000          3,878,285
                                                                    -------------
MEDICAL/HEALTH SERVICES -- 2.1%
  Alternative Living Services, CV
    5.250%, 12/15/02.........................        2,000,000          2,595,000
  Total Renal Care Holdings Inc., CV
    5.625%, 07/15/06.........................        1,856,000          2,635,520
                                                                    -------------
                                                                        5,230,520
                                                                    -------------
MULTI-LINE INSURERS -- 0.7%
  Republic of Italy, CV
    5.000%, 06/28/01.........................          960,000          1,858,800
                                                                    -------------
OILFIELD SERVICES/EQUIPMENT -- 0.8%
  Baker Hughes, Inc., CV*
    0.000%, 05/05/08.........................        2,498,000          2,074,901
                                                                    -------------
OTHER COMMERCIAL/INDUSTRIAL SERVICES -- 3.5%
  Data Processing Resource, CV
    5.250%, 04/01/05.........................        2,295,000          2,481,469
  CUC International, Inc., CV
    3.000%, 02/15/02.........................        4,492,000          6,291,630
                                                                    -------------
                                                                        8,773,099
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   PRINCIPAL
                                                     AMOUNT             VALUE
---------------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

OTHER CONSUMER SERVICES -- 1.9%
  America Online, Inc., CV
    4.000%, 11/15/02.........................     $  3,243,000      $   4,750,995
                                                                    -------------
OTHER HEALTH SERVICES -- 0.5%
  Sunrise Assisted Living, CV
    5.500%, 06/15/02.........................          911,000          1,204,798
                                                                    -------------
PRINTING/FORMS -- 0.9%
  Mail-Well, Inc., CV
    5.000%, 11/01/02.........................        1,917,000          2,319,570
                                                                    -------------
PROPERTY-CASUALTY INSURANCE -- 1.3%
  Mutual Risk Management, Inc., CV*
    0.000%, 10/30/15.........................        4,591,000          3,374,385
                                                                    -------------
RESTAURANTS -- 1.0%
  CKE Restaurants, Inc., CV
    4.250%, 03/15/04.........................        2,671,000          2,657,645
                                                                    -------------
SAVINGS & LOAN/THRIFTS -- 0.7%
  BankAtlantic Bancorp, Inc., CV
    5.625%, 12/01/07.........................        1,435,000          1,739,938
                                                                    -------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 0.5%
  Xilinx, Inc., CV
    5.250%, 11/01/02.........................        1,147,000          1,148,434
                                                                    -------------
SOFTWARE -- 2.4%
  Network Associates, Inc.,*
    0.000%, 02/13/18.........................        6,501,000          2,966,081
                                                   PRINCIPAL
                                                     AMOUNT             VALUE
---------------------------------------------------------------------------------

SOFTWARE (CONTINUED)

  Platinum Technology, Inc., CV
    6.250%, 12/15/02.........................     $  3,041,000      $   3,162,640
                                                                    -------------
                                                                        6,128,721
                                                                    -------------
SPECIALTY CHAINS -- 1.7%
  Staples, Inc. Euro, CV
    4.500%, 10/01/00.........................          150,000            241,125
  Staples, Inc., CV
    4.500%, 10/01/00.........................        2,544,000          4,089,480
                                                                    -------------
                                                                        4,330,605
                                                                    -------------
TELECOMMUNICATIONS SERVICES -- 1.1%
  Smartalk Teleservices, CV
    5.750%, 09/15/04.........................        2,025,000          2,667,938
                                                                    -------------
WHOLESALE DISTRIBUTION -- 0.4%
  Central Garden & Pet Co., CV
    6.000%, 11/15/03.........................          708,000          1,061,115
                                                                    -------------
TOTAL CORPORATE BONDS
  (Cost $120,807,286).........................................        145,444,401
                                                                    -------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $204,434,129).........................................        250,814,551
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.0%.................          2,513,179
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $ 253,327,730
                                                                    -------------

---------------
* Non-Income Producing Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

BALANCED GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                               Fred S. Robertson,
                Partner, Chief Investment Officer, Fixed Income
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                                 John J. Kane,
                       Partner, Senior Portfolio Manager
                                 Susan Malone,
                               Portfolio Manager
                              James E. Kellerman,
                           Partner, Portfolio Manager
                                 Malcom S. Day,
                             CFA, Portfolio Manager

  GOAL: The Balanced Growth Fund seeks to provide capital appreciation and current income by investing approximately 60% of total assets in equity and convertible securities, primarily of U.S. companies, and 40% of total assets in debt securities, money market instruments, and short-term investments.

  REVIEW AND OUTLOOK: During the 12-month period ending March 31, 1998, the Balanced Growth Fund gained 40.4% versus a 32.9% gain for a balanced index comprised of 60% S&P 500 Index and 40% Lehman Government/Corporate Bond Index.

  A powerful domestic economy, low inflation, and stable interest rates contributed to a positive environment for U.S. stocks throughout the fiscal year. This environment favored companies with strong pricing power fueled by high consumer demand. Transportation companies, including Airborne Freight, recorded positive gains, as did technology companies in spite of initial setbacks caused by the Asian economic crisis. Telecommunications equipment manufacturer Tekelek was one of the Fund's better-performing technology holdings.

  For the fiscal year, the positive, long-term fundamentals for the U.S. fixed income market overcame cyclically strong economic activities. The period was characterized by the presence of low inflation and declining long-term interest rates in conflict with tight labor markets, economic strength, and low unemployment. The Asian economic and monetary crises also affected the fixed income market as expectations for a significant change in the balance of trade with Asian nations affected forecasts for U.S. economic activity. While the Federal Reserve Board left interest rates unchanged during the period, the bond market fluctuated as expectations of future Fed activity shifted.

  Looking ahead, we believe the long-term prospects for fixed income investing remain promising based upon conservative U.S. fiscal policy and increased global competition which is contributing to a disinflationary trend. However, in the short-to-intermediate term, a relatively strong economy, strong money growth, and tight labor markets create an environment where interest rates may need to be raised to ease cyclical pressures on inflation. While maintaining our current neutral to slightly defensive stance on interest rates, we seek to add additional value through tactical yield-curve decisions and by identifying opportunities among diverse sectors. Similarly, we remain confident of our ability to deliver favorable long-term results through stock selection.

                            REPRESENTATIVE HOLDINGS

                                   Ameritech
                                      AT&T
                                Chase Manhattan
                                 Dell Computer
                                Schering Plough
                              United Technologies
                             Australia 7.5% 7/15/05
                             Foodmaker 9.25% 3/1/99
                                 IMCHE 97-5 A5
                            KN Energy 7.45% 3/1/2098

--------------------------------------------------------------------------------

BALANCED GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE BALANCED GROWTH INSTITUTIONAL PORTFOLIO WITH A MODEL INDEX CONSISTING OF 60% S&P 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
 40.38%                             22.37%                            16.42%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

             BALANCED GROWTH INSTUTITUTIONAL PORTFOLIO   BALANCED 60/40 INDEX
19-Apr-93                                  $250,000.00             $250,000.00
30-Jun-93                                  $276,291.08             $254,197.37
30-Sep-93                                  $292,488.26             $261,513.61
31-Dec-93                                  $284,953.05             $264,847.82
31-Mar-94                                  $276,828.36             $255,502.35
30-Jun-94                                  $263,235.16             $254,911.78
30-Sep-94                                  $276,349.49             $262,902.43
31-Dec-94                                  $271,824.98             $263,326.37
31-Mar-95                                  $289,443.27             $283,950.18
30-Jun-95                                  $317,857.39             $307,568.91
30-Sep-95                                  $343,572.51             $324,558.87
31-Dec-95                                  $338,705.84             $342,372.21
31-Mar-96                                  $351,539.71             $350,028.15
30-Jun-96                                  $372,953.92             $360,091.37
30-Sep-96                                  $387,104.75             $369,497.41
31-Dec-96                                  $397,663.39             $392,531.65
01-Apr-01                                  $377,780.22             $397,611.43
01-Jul-01                                  $426,832.02             $444,397.45
01-Oct-01                                  $489,847.06             $470,867.59
01-Jan-02                                  $482,665.24             $485,277.24
01-Apr-02                                  $530,334.78             $528,480.47

This graph compares a $250,000 investment in the Balanced Growth Institutional Portfolio with a model index consisting of 60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The Portfolio commenced operations on 10/1/93. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The S&P 500 Index is an unmanaged index containing 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Each index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 58.3%
----------------------------------------------------------------------------
AEROSPACE -- 1.8%
  United Technologies Corp...................        6,400      $    590,800
                                                                ------------
AIR FREIGHT/SHIPPING -- 0.7%
  Airborne Freight Corp......................        5,600           210,700
                                                                ------------
AIRLINES -- 0.3%
  AMR Corp.*.................................          700           100,231
                                                                ------------
ALCOHOLIC BEVERAGES -- 0.8%
  Canandaigua Brands, Inc. Class A*..........        4,800           274,200
                                                                ------------
APPAREL -- 0.9%
  Jones Apparel Group, Inc.*.................        2,700           148,669
  Stride Rite Corp...........................       11,100           150,544
                                                                ------------
                                                                     299,213
                                                                ------------
AUTOMOBILES -- 1.1%
  General Motors Corp........................        5,600           377,650
                                                                ------------
AUTOMOTIVE EQUIPMENT -- 1.3%
  Federal-Mogul Corp.........................        2,400           127,650
  SPX Corp.*.................................        4,000           305,250
                                                                ------------
                                                                     432,900
                                                                ------------
BEVERAGES/SOFT DRINKS -- 1.8%
  Pepsico, Inc...............................       14,100           601,894
                                                                ------------
BUILDING MATERIALS CHAINS -- 0.7%
  Centex Construction Products, Inc..........        6,600           240,487
                                                                ------------
CHEMICALS -- 2.3%
  Dow Chemical Co.*..........................        5,100           495,975
  Lyondell Petrochemical Co..................        7,500           255,469
                                                                ------------
                                                                     751,444
                                                                ------------
CLOTHING CHAINS -- 2.8%
  Ross Stores, Inc...........................       11,400           503,025
  TJX Companies, Inc.........................        9,200           416,300
                                                                ------------
                                                                     919,325
                                                                ------------
COMPUTERS/OFFICE AUTOMATION -- 2.4%
  Compaq Computer Corp.......................        4,900           126,787
  Dell Computer Corp.*.......................        9,800           663,950
                                                                ------------
                                                                     790,737
                                                                ------------
DRUGS/PHARMACEUTICALS -- 3.4%
  Abbott Labs, Inc...........................        2,000           150,625
  Johnson & Johnson, Inc.....................        3,500           256,594
  Schering Plough Corp.......................        8,700           710,681
                                                                ------------
                                                                   1,117,900
                                                                ------------
ELECTRIC UTILITIES -- 1.0%
  FPL Group, Inc.............................        5,100           327,675
                                                                ------------
ENTERTAINMENT -- 0.6%
  Walt Disney Co.*...........................        1,700           181,475
                                                                ------------
FINANCE COMPANIES -- 2.4%
  Federal National Mortgage Association......        8,000           506,000

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

FINANCE COMPANIES (CONTINUED)

  SLM Holding Corp...........................        6,300      $    274,837
                                                                ------------
                                                                     780,837
                                                                ------------
FOOD CHAINS -- 1.0%
  Albertsons, Inc.*..........................        6,400           336,800
                                                                ------------
GROCERY PRODUCTS -- 1.4%
  Dean Foods Co..............................        4,000           201,250
  Interstate Bakeries Corp...................        7,600           245,575
                                                                ------------
                                                                     446,825
                                                                ------------
INTEGRATED OIL COMPANIES -- 4.0%
  Exxon Corp.................................        6,700           453,087
  Mobil Corp.................................        7,300           559,362
  Phillips Petroleum Co......................        6,000           299,625
                                                                ------------
                                                                   1,312,074
                                                                ------------
INVESTMENT COMPANIES -- 0.7%
  Bear Stearns Co., Inc......................        2,020           103,778
  Morgan Stanley Dean Witter Discover &
    Co.*.....................................        1,800           131,175
                                                                ------------
                                                                     234,953
                                                                ------------
MACHINERY/EQUIPMENT -- 0.3%
  Caterpillar, Inc...........................        1,900           104,619
                                                                ------------
METALS -- 0.6%
  Bethlehem Steel Corp.*.....................       15,500           210,219
                                                                ------------
MONEY-CENTER BANKS -- 2.1%
  Chase Manhattan Corp.......................        4,200           566,475
  Suntrust Banks, Inc........................        1,500           113,062
                                                                ------------
                                                                     679,537
                                                                ------------
MULTI-LINE INSURERS -- 1.2%
  Torchmark Corp.............................        5,000           229,062
  Travelers Group, Inc.......................        2,700           162,000
                                                                ------------
                                                                     391,062
                                                                ------------
OTHER CONSUMER NON-DURABLES -- 1.9%
  Procter & Gamble Co........................        7,600           641,250
                                                                ------------
OTHER FINANCIAL SERVICES -- 1.3%
  SunAmerica, Inc............................        8,700           416,513
                                                                ------------
OTHER PRODUCERS/MANUFACTURING -- 1.1%
  Crane Co...................................        4,300           227,900
  Tyco International Ltd.....................        2,200           120,175
                                                                ------------
                                                                     348,075
                                                                ------------
PAPER -- 1.0%
  Fort James Corp............................        7,300           334,431
                                                                ------------
PROPERTY-CASUALTY INSURERS -- 2.4%
  Allstate Corp.*............................        5,500           505,656
  Orion Capital Corp.........................        5,400           295,313
                                                                ------------
                                                                     800,969
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

PUBLISHING -- 0.8%
  Valassis Communication, Inc................        6,200      $    254,200
                                                                ------------
RECREATIONAL PRODUCTS -- 0.3%
  Mattel, Inc.*..............................        2,200            87,175
                                                                ------------
RESTAURANTS -- 0.5%
  Foodmaker, Inc.*...........................        8,100           156,938
                                                                ------------
SAVINGS & LOAN ASSOCIATIONS -- 0.8%
  GreenPoint Financial Corp..................        7,000           251,563
                                                                ------------
SEMICONDUCTORS/ELECTRONIC COMPONENTS -- 0.9%
  Intel Corp.................................        3,900           304,444
                                                                ------------
SOAPS/COSMETICS -- 0.9%
  Colgate-Palmolive Co.......................        1,600           138,600
  Gillette Co................................        1,400           166,162
                                                                ------------
                                                                     304,762
                                                                ------------
SOFTWARE -- 2.2%
  BMC Software, Inc.*........................        5,400           452,588
  Microsoft Corp.*...........................        3,200           286,400
                                                                ------------
                                                                     738,988
                                                                ------------
TELECOMMUNICATIONS EQUIPMENT -- 0.9%
  Tekelec, Inc.*.............................        6,600           299,475
                                                                ------------
TELECOMMUNICATIONS SERVICES -- 2.6%
  AirTouch Communications, Inc.*.............        5,300           259,369
  Ameritech Corp.............................       12,300           608,081
                                                                ------------
                                                                     867,450
                                                                ------------
TELEPHONE -- 3.7%
  AT&T Corp.*................................        7,700           505,312
  Bellsouth Corp.............................       10,700           722,919
                                                                ------------
                                                                   1,228,231
                                                                ------------
TEXTILES -- 0.7%
  Carlisle Cos., Inc.........................        4,500           221,062
                                                                ------------
TOBACCO PRODUCTS -- 0.7%
  Philip Morris Co., Inc.....................        5,800           241,788
                                                                ------------
TOTAL COMMON STOCK
  (Cost $14,193,969).......................................       19,210,871
                                                                ------------
----------------------------------------------------------------------------
PREFERRED STOCK -- 0.8%
----------------------------------------------------------------------------
BROADCASTING -- 0.4%
  Chancellor Media Corp. Series A, 12.25%....        1,000           142,250
                                                                ------------
TELECOMMUNICATIONS -- 0.4%
  IXC Communications, Inc., 12.50%*..........        1,060           129,320
                                                                ------------
TOTAL PREFERRED STOCK
  (Cost $241,051)..........................................          271,570
                                                                ------------
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
WARRANTS -- 0.0%
----------------------------------------------------------------------------
ELECTRONIC INSTRUMENTS -- 0.0%
  Electronic Retailing Systems, Inc.*........           50      $      1,250
                                                                ------------
TOTAL WARRANTS
  (Cost $2,036)............................................            1,250
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
CORPORATE BONDS -- 16.5%
----------------------------------------------------------------------------
AIRLINES -- 0.6%
  Continental Airlines
    6.648%, 09/15/17.........................     $135,000           134,823
  Trans World Airlines
    11.375%, 03/01/06........................       50,000            50,625
                                                                ------------
                                                                     185,448
                                                                ------------
BANKS -- 1.1%
  Bank of Scotland
    7.000%, 11/29/49.........................      125,000           125,625
  First Union Corp.
    6.875%, 09/15/05.........................      225,000           231,907
                                                                ------------
                                                                     357,532
                                                                ------------
BEVERAGES (NON-ALCOHOLIC) -- 0.9%
  Coca-Cola Enterprises
    6.000%, 03/15/01.........................      110,000           109,645
  Coca-Cola Enterprises
    6.750%, 01/15/38.........................      175,000           173,190
                                                                ------------
                                                                     282,835
                                                                ------------
COMMERCIAL/INDUSTRIAL SERVICES -- 0.4%
  Cellulosa Arauco Constitution
    6.950%, 09/15/05.........................      125,000           122,812
                                                                ------------
CONSTRUCTION -- 0.2%
  Standard Pacific Corp.
    10.500%, 03/01/00........................       49,000            51,695
                                                                ------------
ELECTRONIC INSTRUMENTS -- 0.1%
  Electronic Retailing Systems, Inc.
    0.000%, 02/01/04*........................       50,000            29,000
                                                                ------------
ELECTRIC UTILITIES -- 0.8%
  Tenaga Nasional Berhad
    7.625%, 04/29/07.........................      100,000            89,256
  Yorkshire Power
    6.154%, 02/25/03.........................      175,000           173,581
                                                                ------------
                                                                     262,837
                                                                ------------
ELECTRONICS -- 0.5%
  Rockwell International Corp.
    5.200%, 01/15/49.........................      200,000           149,895
                                                                ------------
ENTERTAINMENT -- 0.3%
  Imax Corp.
    10.000%, 03/01/01........................      100,000           104,500
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
BALANCED GROWTH FUND

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

FINANCIAL SERVICES -- 3.7%
  American Resource Corp.
    7.450%, 12/15/26.........................     $225,000      $    243,493
  Amresco Inc.
    9.875%, 03/15/05.........................       50,000            50,875
  AON Capital Trust A
    8.205%, 01/01/27.........................      100,000           113,122
  Corp. Andina Fom
    6.750%, 03/15/05.........................      125,000           124,245
  Credit Suisse-London
    7.900%, 05/01/07.........................       95,000           100,927
  Hutchison Whampoa
    7.500%, 08/01/27.........................      100,000            90,321
  Lehman Brothers Holdings
    6.625%, 12/27/02.........................      200,000           202,356
  MCII Holdings
    0.000%, 11/15/02*........................       50,000            47,250
  Cowen Financial Corp.
    11.875, 10/01/03.........................       75,000            85,500
  Resource America, Inc.
    12.000%, 08/01/04........................      150,000           157,500
                                                                ------------
                                                                   1,215,589
                                                                ------------
FOOD -- 0.4%
  Tyson Foods
    7.000%, 01/15/28.........................      150,000           148,224
                                                                ------------
INSURANCE -- 0.3%
  Jackson National Life Insurance Co.
    8.150%, 03/15/27.........................      100,000           111,486
                                                                ------------
MACHINERY -- 0.3%
  Interlake Corp.
    12.125%, 03/01/02........................      100,000           103,000
                                                                ------------
MULTI-LINE INSURANCE -- 0.3%
  Travelers Group
    6.875%, 02/15/49.........................      110,000           107,284
                                                                ------------
NATURAL GAS UTILITIES -- 1.1%
  Kn Energy Inc.
    7.450%, 03/01/47.........................      180,000           181,407
  Kn Energy Inc.
    6.450%, 03/01/03.........................      170,000           170,136
                                                                ------------
                                                                     351,543
                                                                ------------
OIL -- 0.5%
  Lasmo, Inc.
    6.750%, 12/15/07.........................      160,000           158,000
                                                                ------------
OIL WELL SERVICES -- 0.6%
  Petroleum Geo-Services
    7.125%, 03/30/28.........................      210,000           210,666
                                                                ------------
PRODUCERS/MANUFACTURING -- 0.2%
  Figgie International, Inc.
    9.875%, 10/01/99.........................       50,000            52,000
                                                                ------------
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------
REAL ESTATE/MORTGAGE -- 0.2%
  Criimi Mae, Inc.
    9.125%, 12/01/02.........................     $ 75,000      $     75,468
                                                                ------------
RENTAL/LEASING COMPANIES -- 0.5%
  Hertz Corp.
    7.000%, 01/15/28.........................      125,000           121,808
  Railcar Leasing LLC
    7.125%, 01/15/13.........................       55,000            57,681
                                                                ------------
                                                                     179,489
                                                                ------------
RESTAURANTS -- 0.2%
  Foodmaker, Inc.
    9.250%, 03/01/99.........................       71,000            71,887
                                                                ------------
SPECIALITY RETAILING -- 1.2%
  Musicland Group
    9.000%, 06/15/03.........................      150,000           148,500
  Tandy Corp.
    6.090%, 01/09/02.........................      245,000           242,459
                                                                ------------
                                                                     390,959
                                                                ------------
TELECOMMUNICATIONS -- 1.2%
  Cable & Wireless Communications
    6.375%, 03/06/03.........................      165,000           165,094
  Panamsat Corp.
    6.125%, 01/15/05.........................      250,000           245,698
                                                                ------------
                                                                     410,792
                                                                ------------
TELEPHONE -- 0.6%
  US West Capital Funding
    7.950%, 02/01/47.........................      170,000           193,800
                                                                ------------
WASTE MANAGEMENT -- 0.3%
  WMX Technologies, Inc.
    7.100%, 08/01/26.........................       90,000            93,264
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $5,359,788)........................................        5,420,005
                                                                ------------
----------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 5.3%
----------------------------------------------------------------------------
AUSTRALIA -- 3.6%
  Australian Government
    7.500%, 07/15/05.........................      800,000           590,478
  Queensland Treasury Global
    8.000%, 05/14/03.........................      780,000           572,250
                                                                ------------
                                                                   1,162,728
                                                                ------------
GERMANY -- 1.7%
  German Government Unity Fund
    8.000%, 01/21/02.........................      945,000           573,947
                                                                ------------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost $1,775,479)........................................        1,736,675
                                                                ------------
----------------------------------------------------------------------------
FOREIGN CORPORATE BONDS -- 0.2%
----------------------------------------------------------------------------
INDONESIA -- 0.2%
  PT Polysindo Eka Perkasa Interest
    Promissory Note*.........................        5,000             2,950

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

FOREIGN CORPORATE BONDS (Continued)
---------------------------------------------------------
INDONESIA (CONTINUED)

  PT Polysindo Eka Perkasa Interest
    Promissory Note*.........................     $  5,000      $      2,950
  PT Polysindo Eka Perkasa Principal
    Promissory Note*.........................      100,000            59,000
                                                                ------------
TOTAL FOREIGN CORPORATE BONDS
  (Cost $90,726)...........................................           64,900
                                                                ------------
----------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 3.2%
----------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.4%
  Series #2020E
    7.000%, 01/15/28.........................      130,000           133,697
                                                                ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 2.3%
  Pool #1994-27 PJ
    6.500%, 06/25/23.........................      350,000           350,763
  Pool #1996-59 K
    6.500%, 07/25/23.........................      400,000           396,000
                                                                ------------
                                                                     746,763
                                                                ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 0.5%
  Pool #348872
    7.000%, 07/15/08.........................      159,002           162,336
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $981,642)..........................................        1,042,796
                                                                ------------
----------------------------------------------------------------------------
CMO'S AND ASSET BACKED SECURITIES -- 7.3%
----------------------------------------------------------------------------
AUTO -- 0.8%
  AESOP Funding II 1998-a A
    6.140%, 05/20/06.........................      265,000           262,598
                                                                ------------
BANKS -- 0.4%
  BankBoston Marine Asset Backed Trust 1997-2
    A5
    6.570%, 11/15/09.........................      120,000           121,219
                                                                ------------
MORTGAGE COMMERCIAL -- 3.0%
  Aames Mortgage Trust 1997-D A2A
    5.875%, 12/15/27.........................      250,337           250,415
  DLJ Mortgage Acceptance Corp. 1998-CF1, A1B
    6.410%, 02/15/08.........................      225,000           225,000
  Morgan Stanley Capital I 1998 Hf1 A2
    6.600%, 01/15/08.........................      260,000           262,031
  Nomura Asset Security Corp. 1998-D6, A1B
    6.590%, 03/15/30.........................      260,000           263,819
                                                                ------------
                                                                   1,001,265
                                                                ------------
MORTGAGE HOME EQUITY -- 3.1%
  EQCC Home Equity Loan Trust 1996-4 A4
    6.470%, 08/15/10.........................      255,000           256,355
                                                  PRINCIPAL
                                                   AMOUNT          VALUE
----------------------------------------------------------------------------

MORTGAGE HOME EQUITY (CONTINUED)

  IMC Home Equity Loan Trust 1997-5 A5
    6.610%, 06/20/13.........................     $235,000      $    235,698
  The Money Store Residential Trust 98-1 A2
    6.200%, 03/15/08.........................      130,000           129,959
  The Money Store Residential Trust 98-1 A3
    6.215%, 02/15/11.........................      260,000           259,594
  SL Commercial Mortgage Trust 1997-C1
    6.875%, 07/25/04.........................      143,357           146,112
                                                                ------------
                                                                   1,027,718
                                                                ------------
TOTAL CMO'S AND ASSET BACKED SECURITIES
  (Cost $2,416,734)........................................        2,412,800
                                                                ------------
----------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 1.5%
----------------------------------------------------------------------------
U.S. TREASURY BILLS -- 0.9%
  9.250%, 02/15/16...........................      220,000           298,006
                                                                ------------
U.S. TREASURY BONDS -- 0.6%
  8.500%, 02/15/20...........................      155,000           201,379
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $496,707)..........................................          499,385
                                                                ------------

                                                   NUMBER
                                                  OF SHARES
----------------------------------------------------------------------------
MUTUAL FUND -- 3.3%
----------------------------------------------------------------------------
BLACKROCK 2001 TERM -- 1.6%
                                                    60,000           517,500
                                                                ------------
BLACKROCK STRATEGIC TERM TRUST, INC. -- 1.7%
                                                    65,800           567,525
                                                                ------------
TOTAL MUTUAL FUND
  (Cost $1,054,536)........................................        1,085,025
                                                                ------------

                                                  PRINCIPAL
                                                   AMOUNT
----------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.5%
----------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98
    (Cost $835,000)..........................     $835,000           835,000
                                                                ------------
TOTAL INVESTMENTS -- 98.9%
  (Cost $27,447,668))......................................       32,580,277
OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1%..............          363,328
                                                                ------------
NET ASSETS -- 100.0%.......................................     $ 32,943,605
                                                                ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

EMERGING COUNTRIES FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                                Pedro V. Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                                 Jon Borchardt,
                               Portfolio Manager
                               Jessica Hilinski,
                               Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                Aylin Uckunkaya,
                               Investment Analyst

  GOAL: The Emerging Countries Fund seeks to provide long-term capital appreciation through investing in companies of developing countries around the world.

  REVIEW AND OUTLOOK: The Emerging Countries Fund delivered outstanding returns during the fiscal year ending March 31, 1998 on the strength of our superior stock selection. The Fund gained 8.8% in the period, outperforming its benchmark, the MSCI Emerging Markets Free Index, which fell 13.4%.

  Using our bottom-up stock selection process of investing based on company fundamentals, we were able to avoid the negative impact of the economic crisis in South East Asia. Prior to the beginning of the crisis, we eliminated most of our holdings in the region as we found very few stocks meeting our investment criteria. However, the Fund invested in several solid companies in Hong Kong and China, including Peak International, a Hong Kong-based precision-packaging materials producer with manufacturing facilities in China. The company is a leading low-cost provider of protective packages used for shipping integrated circuits.

  The Fund drew its strength throughout the year from the stocks of companies in more economically prosperous areas such as Latin America, South Africa, Israel, and Eastern Europe.

  In Mexico, entertainment firm Corporacion Interamericana de Entretenimiento
(CIE) was a strong performer as the company continues to benefit from a consumer-led economic recovery. Toward the end of the year, we reduced our weighting in Mexico and invested more heavily in Brazil where many companies benefited from trends toward restructuring and infrastructure rebuilding.

  In South Africa, where companies have been freed from restrictions on international investment, computer consultant Dimension Data made a positive contribution to the Fund. In Israel, we invested in the stocks of start-up technology companies, leveraging off a tax-exempt status.

  Eastern European stocks also performed well in an environment of falling interest rates and the benefits of the impending European Monetary Union (EMU). Gedeon Richter, a Hungarian pharmaceutical company, and Banco Portugues de Investimento (BPI), a Portuguese bank, contributed significantly to performance during the fiscal year.

  We continue to have a positive outlook for the Fund based on our bottom-up method of stock selection and plentiful investment opportunities.

                            REPRESENTATIVE HOLDINGS

                         BPI BCO Port Invest, Portugal
                        Corp Inter Entertainment, Mexico
                            Gedeon Richter, Hungary
                             Grupo Televisa, Mexico
                           Magyar Tavkozlesi, Hungary
                       Mol Magyar Olaj ES Gazip, Hungary
                           Portugal Telecom, Portugal
                                Telebras, Brazil
                          Telec Do Rio Janeiro, Brazil
                                 Telesp, Brazil

--------------------------------------------------------------------------------

EMERGING COUNTRIES INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE EMERGING COUNTRIES INSTITUTIONAL PORTFOLIO WITH THE MSCI EMERGING MARKETS FREE INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
  8.77%                             20.77%                            13.79%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               EMERGING COUNTRIES      MSCI EMF
                 INSTITUTIONAL
                   PORTFOLIO             INDEX
28-Nov-94              $ 250,000.00    $250,000.00
31-Dec-94              $ 237,014.39     234,359.19
31-Mar-95              $ 218,397.55     205,294.09
30-Jun-95              $ 251,427.43     226,601.59
30-Sep-95              $ 267,041.55     225,146.69
31-Dec-95              $ 253,510.76     222,111.98
31-Mar-96              $ 281,857.34     235,947.61
30-Jun-96              $ 310,807.03     245,795.83
30-Sep-96              $ 317,441.35     236,913.95
31-Dec-96              $ 324,696.06     235,517.31
31-Mar-97              $ 353,679.52     255,447.47
30-Jun-97              $ 406,782.12     277,308.82
30-Sep-97              $ 421,983.24     252,445.73
31-Dec-97               $357,562.74     208,217.12
31-Mar-98               $384,705.20     221,112.93

This graph compares a $250,000 investment in the Emerging Countries Institutional Portfolio with the MSCI Emerging Markets Free Index ("EMF"), on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The MSCI EMF is a market capitalization weighted index composed of companies representative of the market structure of 22 Emerging Market countries in Europe, Latin America, and the Pacific Basin. The Index excludes closed markets and those shares in otherwise free markets which are not purchasable by foreigners.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund. These risks are generally intensified for investments in emerging markets.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 95.0%
--------------------------------------------------------------------------
ARGENTINA -- 2.1%
  Banco de Galicia Y Buenos Aires S.A. de
    C.V. -- ADR..............................       96,200   $   2,356,900
  Disco S.A. -- ADR*.........................       21,900         881,475
  Telefonica de Argentina S.A. -- ADR........       71,200       2,710,050
                                                             -------------
                                                                 5,948,425
                                                             -------------
BERMUDA -- 0.2%
  First South Africa Corp., Ltd.*............       62,500         472,656
                                                             -------------
BRAZIL -- 18.5%
  Banco do Estado de Sao Paulo S.A. --
    Preferred................................   55,315,000       3,682,640
  Banco Itau S.A. -- Preferred...............    6,450,000       4,129,690
  Companhia Energetica de Minas Gerais PN....   84,666,900       4,117,743
  Companhia Paranaense de Energia-Copel......  267,176,000       3,846,507
  Companhia Paulista de Forca de Luz.........   16,414,700       2,223,177
  Companhia Vale do Rio Doce.................       47,000       1,120,179
  Makro Atacadista S.A. -- GDR*..............       31,800         405,450
  Petroleo Brasileiro S.A....................   11,040,000       2,621,521
  Telecomunicacoes Brasileiras S.A. -- ADR...       85,500      11,098,969
  Telecomunicacoes de Sao Paulo S.A. --
    Preferred................................   33,911,088      10,885,667
  Telecomunicacoes do Rio de Janeiro S.A. --
    Preferred................................   37,370,000       5,274,953
  Uniao de Bancos Brasileiros S.A. -- GDR....       70,800       2,566,500
                                                             -------------
                                                                51,972,996
                                                             -------------
CANADA -- 0.1%
  Sedna Geotech, Inc. -- Secondary*..........      118,890         100,328
                                                             -------------
CHILE -- 2.4%
  Compania Cervecerias Unidos S.A. -- ADR....       94,900       2,870,725
  Linea Aerea Nacional Chile S.A. -- ADR*....      179,000       2,461,250
  Vina Concha y Toro S.A. -- ADR.............       44,500       1,457,375
                                                             -------------
                                                                 6,789,350
                                                             -------------
CROATIA -- 1.1%
  Pliva d.d. -- GDR..........................      156,500       2,934,375
                                                             -------------
CZECH REPUBLIC -- 1.0%
  SPT Telecom AS*............................       22,200       2,873,808
                                                             -------------
EGYPT -- 0.9%
  Arabian International Construction Co.*....       29,500       1,238,502
  Egypt Gas..................................       13,500       1,352,881
                                                             -------------
                                                                 2,591,383
                                                             -------------
GREECE -- 1.6%
  Hellenic Bottling Co. S.A..................      158,140       4,549,787
                                                             -------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------
HONG KONG -- 6.8%
  Cheung Kong Holdings, Ltd..................      181,000   $   1,284,838
  China Merchants Holdings International Co.,
    Ltd......................................    1,361,000       1,264,729
  China Resources Beijing Land...............      978,000         523,834
  China Telecom, Ltd.*.......................    1,462,000       2,962,471
  Chongqing Changan Automobile Co., Ltd......      263,900          92,303
  HSBC Holdings PLC..........................      110,000       3,364,713
  Hutchison Whampoa, Ltd.....................      212,000       1,491,212
  Peak International, Ltd.*..................      115,800       2,938,425
  Shanghai Industrial Holdings, Ltd..........      352,000       1,440,154
  Shenzhen Fangda Co., Ltd...................    1,137,000       1,238,540
  Sun Hung Kai Properties, Ltd...............      166,000       1,130,154
  Yanzhou Coal Mining Co., Ltd.*.............    4,904,000       1,544,356
                                                             -------------
                                                                19,275,729
                                                             -------------
HUNGARY -- 8.6%
  Gedeon Richter -- GDR*.....................        7,000         736,596
  Magyar Tavkozlesi Rt.......................      143,900         887,153
  Magyar Tavkozlesi Rt. -- ADR...............      187,500       5,835,938
  Mol Magyar Olaj-Es Gazipari Rt.............      197,200       6,046,396
  OTP Bank Rt................................       62,840       3,196,523
  Pick Szeged Rt. -- GDR*....................       90,800       1,128,644
  Richter Gedeon Rt..........................       61,191       6,439,010
                                                             -------------
                                                                24,270,260
                                                             -------------
INDIA -- 5.3%
  Bharat Heavy Electricals Ltd...............       45,000         410,320
  BSES Ltd. -- GDR...........................       26,000         461,500
  BSES Ltd. -- GDR...........................       30,000         532,500
  Hindalco Industries, Ltd. -- ADR...........       13,400         234,500
  Hindalco Industries, Ltd. -- GDR...........       26,600         465,500
  Housing Development Finance Corp., Ltd.....        9,300         748,827
  Infosys Technologies, Ltd..................       57,000       2,638,757
  ITLC, Ltd..................................       33,000         596,788
  ITC Limited................................       24,400         601,460
  Mahanagar Telephone Nigam, Ltd. -- GDR*....       55,000         944,625
  Mahindra & Mahindra, Ltd. -- ADR...........       12,500         104,688
  Mahindra & Mahindra, Ltd. -- GDR...........       64,000         536,000
  NIIT, Ltd..................................      128,000       2,645,501
  Oriental Bank of Commerce, Ltd.............      418,000         693,996
  Punjab Tractors, Ltd.......................       25,000         430,425
  State Bank of India, Ltd...................      125,000         892,826
  State Bank of India -- ADR.................       63,600       1,136,532
  State Bank of India -- GDR.................       50,000         893,500
                                                             -------------
                                                                14,968,245
                                                             -------------
ISRAEL -- 6.3%
  Agan Chemical Manufacturers, Ltd...........       22,245         786,108
  Bank Hapolin, Ltd..........................      540,600       1,479,702
  Bank Leumi Le-Israel.......................    2,114,500       3,997,386
  Elbit Systems, Ltd.........................       15,200         191,899
  Formula Systems (1985), Ltd.*..............      111,406       4,558,557
  Koor Industries, Ltd.......................       10,900       1,355,582

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
ISRAEL (CONTINUED)

  Makhteshim Chemical Works, Ltd.*...........       81,100   $     695,666
  New Dimension Software, Ltd.*..............       86,600       1,932,263
  NICE-Systems, Ltd. -- ADR*.................       61,500       2,829,000
                                                             -------------
                                                                17,826,163
                                                             -------------
KOREA -- 1.2%
  Daewoo Heavy Industries....................      507,800       2,603,240
  LG Information & Communication, Ltd........       25,000         868,257
                                                             -------------
                                                                 3,471,497
                                                             -------------
LUXEMBOURG -- 0.1%
  First NIS Regional Fund....................       15,000         285,000
                                                             -------------
MEXICO -- 10.5%
  Cifra S.A. de C.V. -- C....................    2,189,699       3,917,799
  Consorcio Hogar S.A. de C.V. -- B*.........      908,200       1,908,566
  Corporacion Geo S.A. de C.V. -- B*.........      331,697       2,161,260
  Corporacion Interamericana de
    Entretenimiento S.A.*....................    1,041,500       8,094,496
  Grupo Televisa, S.A. -- GDR*...............      156,300       5,724,487
  Grupo Tribasa, S.A. de C.V. -- ADR*........      243,700       1,507,894
  Kimberly-Clark de Mexico, S.A. de C.V......      731,000       3,776,092
  Panamerican Berverages, Inc................       64,400       2,584,050
                                                             -------------
                                                                29,674,644
                                                             -------------
PAKISTAN -- 0.5%
  Hub Power Co...............................      635,000         675,973
  Pakistan State Oil Co., Ltd................       65,964         383,970
  SUI Northern Gas Pipelines.................      535,612         283,873
                                                             -------------
                                                                 1,343,816
                                                             -------------
PERU -- 1.4%
  Cementos Lima S.A..........................       54,400       1,065,364
  Cerveceria Backus & Johnston S.A...........    2,207,104       1,626,783
  Enrique Ferreyros S.A......................    1,201,198       1,304,520
                                                             -------------
                                                                 3,996,667
                                                             -------------
PHILIPPINES -- 1.1%
  Jollibee Foods Corporation.................    1,570,100         735,358
  Music Corporation..........................    6,005,200       2,337,184
                                                             -------------
                                                                 3,072,542
                                                             -------------
POLAND -- 1.6%
  Bank Handlowy W. Warszawie*................       80,600       1,295,505
  Bank Przemyslowo-Handlowy S.A..............       16,200       1,290,205
  Exbud S.A. -- GDR*.........................      165,600       1,929,240
                                                             -------------
                                                                 4,514,950
                                                             -------------
PORTUGAL -- 7.0%
  BPI-SGPS, S.A..............................      204,100       7,850,853
  Jeronimo Martins, SGPS, S.A................       74,200       3,052,008
  Ibersol SGPS S.A.*.........................       16,400       1,385,505
  Portugal Telecom S.A.......................       92,475       4,810,043
                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

PORTUGAL (CONTINUED)

  Telecel-Comunicacaoes Pessoais S.A.*.......       17,600   $   2,732,149
                                                             -------------
                                                                19,830,558
                                                             -------------
RUSSIA -- 3.1%
  Gazprom -- ADR.............................      136,200       2,887,440
  Kubanelectrosvyaz*.........................       43,700         655,500
  Kuzbassenergo*.............................      932,000         400,760
  Lukoil Holding -- ADR......................       40,900       2,875,025
  Unified Energy Systems -- ADR*.............       54,500       1,784,875
                                                             -------------
                                                                 8,603,600
                                                             -------------
SINGAPORE -- 1.2%
  Datacraft Asia, Ltd........................      473,100       1,532,844
  Elec & Eltek International Co., Ltd........      196,700       1,170,365
  Venture Manufacturing, Ltd.*...............      168,000         624,168
                                                             -------------
                                                                 3,327,377
                                                             -------------
SOUTH AFRICA -- 6.1%
  ABSA Group, Ltd............................      471,300       4,279,129
  Barlow, Ltd................................      294,700       2,397,899
  Dimesion Data Holdings, Ltd................      476,778       3,051,496
  First SA Food Holdings, Ltd.*..............      505,200         511,329
  Investec Group, Ltd........................       54,500       2,768,875
  Pick' n Pay Stores, Ltd....................      789,533       1,324,018
  South African Breweries, Ltd...............       93,364       2,768,196
                                                             -------------
                                                                17,100,942
                                                             -------------
SRI LANKA -- 0.5%
  Ceylon Brewery Ltd.........................      125,700         140,946
  John Keells Holdings ltd...................      297,500       1,346,247
                                                             -------------
                                                                 1,487,193
                                                             -------------
TAIWAN -- 0.1%
  Compal Electronics Inc.....................       98,800         395,307
                                                             -------------
TURKEY -- 3.0%
  Adana Cimento Sanayii T.A.S................    1,352,000          89,003
  Akbank T.A.S...............................   31,471,043       2,298,359
  Alcatel Teletas Telekomunikasyon Endustri
    ve Ticaret A.S...........................    9,896,000       1,078,981
  Enka Holding Yatirim A.S...................    2,334,000       1,248,397
  Migros Turk T.A.S..........................    1,624,000       1,436,590
  Tofas Turk Otomobil Fabrikasi A.S..........   19,430,000         939,332
  Turkiye Garanti Bankasi A.S................   31,350,000       1,238,275
                                                             -------------
                                                                 8,328,937
                                                             -------------
UNITED STATES OF AMERICA -- 1.7%
  Central Asia Investment Co.*...............       48,567         437,103
  Forsoft Ltd.*..............................      104,700       2,015,475
  Global Telesystems Group, Inc.*............       25,500       1,192,125
  Harken Energy Corp.*.......................      192,200       1,237,287
                                                             -------------
                                                                 4,881,990
                                                             -------------
VENEZUELA -- 1.0%
  F.V.I. Fondo de Valores Inmobiliarios
    S.A.C.A. -- ADR*.........................       85,180         883,742

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
EMERGING COUNTRIES FUND

                                                 NUMBER
                                                OF SHARES        VALUE
--------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
VENEZUELA (CONTINUED)

  Corporacion Venezolana de Cementos S.A.C.A.
    I........................................       80,000   $     121,955
  Corporacion Venezolana de Cementos S.A.C.A.
    II.......................................    1,107,633       1,688,515
                                                             -------------
                                                                 2,694,212
                                                             -------------
TOTAL COMMON STOCKS
  (Cost $231,823,680).....................................     267,582,737
                                                             -------------
--------------------------------------------------------------------------
EQUITY SWAPS -- (0.1)%
--------------------------------------------------------------------------
COLOMBIA -- (0.1)%
  Bavaria S.A. -- Equity Swap
    (Cost $0)................................    2,306,226        (381,025)
                                                             -------------

                                                PRINCIPAL
                                                 AMOUNT
--------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.4%
--------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98.........................  $ 6,346,000       6,346,000
  Merrill Lynch & Co.
    6.050%, 04/01/98.........................      562,000         562,000
                                                             -------------
TOTAL COMMERCIAL PAPER
  (Cost $6,908,000).......................................       6,908,000
                                                             -------------
                                                PRINCIPAL
                                                 AMOUNT          VALUE
--------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 1.0%
--------------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $2,798,000 at 5.92%
    (Agreement dated 03/31/98; to be
    repurchased at $2,798,460 on on 04/01/98
    collateralized by $2,870,000 FNMA Notes,
    5.97% due 04/05/01 (Value $2,938,242)
    (Cost $2,798,000)........................  $ 2,798,000   $   2,798,000
                                                             -------------
--------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
--------------------------------------------------------------------------
BRAZIL -- 0.0%
  Companhia Paulista de Forca de Luz --
    Rights
    (Cost $0)................................       44,171           2,195
                                                             -------------
TOTAL INVESTMENTS -- 98.3%
  (Cost $241,529,680).....................................     276,909,907

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.7%.............       4,802,947
                                                             -------------
NET ASSETS -- 100.0%......................................   $ 281,712,854
                                                             -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

EMERGING COUNTRIES FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Airlines....................................         0.9%
Alcoholic Beverages.........................         3.2
Automobiles.................................         0.6
Beverages/Soft Drinks.......................         2.4
Broadcasting................................         2.0
Building Materials..........................         1.5
Chemicals...................................         0.5
Closed End/Country Funds....................         0.1
Coal Mining.................................         0.6
Computers/Office Automation.................         1.2
Department/Discount Stores..................         1.5
Drugs/Pharmaceuticals.......................         3.6
Electronic Data Processing..................         0.7
Electric Utilities..........................         5.0
Entertainment...............................         2.9
Finance Companies...........................         0.3
Financial Services..........................         3.4
Food Chains.................................         2.9
Gas Utilities...............................         0.5
Grocery Products............................         0.6
Homebuilding................................         0.7
Industrial Engineering/Construction.........         2.1
Integrated Oil Companies....................         0.9

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Investment Companies........................         3.9%
Machinery/Equipment.........................         1.7
Metals......................................         0.6
Military/Defense Technology.................         0.1
Money Center Banks..........................         2.9
Oil/Gas Production..........................         4.8
Other Commercial/Industrial Services........         0.2
Other Consumer Non-Durables.................         0.5
Other Consumer Services.....................         0.3
Other Production/Manufacturing..............         1.8
Paper.......................................         1.3
Pipelines...................................         0.1
Real Estate Development/Investment..........         2.1
Regional/Commercial Banks...................        10.9
Rental/Leasing Companies....................         0.4
Restaurants.................................         0.8
Semiconductors/Electric Companies...........         2.8
Software....................................         4.2
Telecommunication Equipment.................         4.2
Telephone...................................        16.4
Tobacco Products............................         0.2
Other Assets in Excess of Liabilities.......         1.7
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                               Loretta J. Morris,
                           Partner, Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                              Melisa A. Grigolite,
                               Portfolio Manager
                                 Pedro Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                               John N. Tribolet,
                               Portfolio Manager

  GOAL: The International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investing in a portfolio of equity securities primarily of small, non-U.S. companies.

  REVIEW AND OUTLOOK: Exceptional stock selection in smaller-capitalized companies in Europe boosted returns for the Nicholas-Applegate International Small Cap Fund, which far outpaced its benchmark for the fiscal year ending March 31, 1998. The Fund returned 37.0% during the period while the Salomon EPAC/EMI (Europe Pacific Australasia Composite/Extended Market Index) advanced 7.8%.

  In Europe, benefits of the scheduled European Monetary Union (EMU) were evident in falling interest rates and a shift toward equity investing and corporate restructuring, especially in the banking and finance sectors. As beneficiaries of these trends, the Fund's holdings in Italian banks Banco Di Roma and Credito Italiano, turned in strong returns.

  The thrust toward consolidation and deregulation in telecommunications companies led us to invest in Colt Telecom, a United Kingdom-based firm that has expanded its operations across Europe, particularly into Spain and Switzerland. Ireland-based telephone companies ESAT and Global Telesystems were other holdings in the Fund that were able to take advantage of favorable developments in the region.

  Throughout the year, the Fund benefited from our avoidance of stocks affected by the economic crisis in Southeast Asia.

  In Japan, the government did little in the way of economic reform to inspire investor confidence, or lead us to increase our relative underweight position. However, our bottom-up approach helped us uncover companies that were relatively unaffected by Japan's woes or the Asian economic crisis. For example, Ibiden, a producer of next generation plastic packaging for Intel microprocessors, was one of the Fund's holdings. Ibiden continues to be a strong global player in the high-tech precision equipment sector.

  Technology holdings in Singapore, such as Natsteel Electronics, were also among the Fund's holdings. Natsteel, which makes printed circuit boards and provides contract manufacturing, was a beneficiary of the global trend toward outsourcing.

  Looking ahead, we remain optimistic in our outlook for the Fund, as we continue to find promising opportunities in developed countries around the world.

                            REPRESENTATIVE HOLDINGS

                                Aixtron, Germany
                              Banco Di Roma, Italy
                             Benckiser, Netherlands
                            Cap Gemini, Netherlands
                       Colt Telecom Group, United Kingdom
                       Global Telesystems Group, Ireland
                        Misys Ord GBP.05, United Kingdom
                        Ortivus AB B Shares Comm, Sweden
                                Porsche, Germany

--------------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL SMALL CAP GROWTH INSTITUTIONAL PORTFOLIO WITH THE SALOMON EPAC EMI INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98                         SINCE
 1 YEAR                            5 YEARS                           INCEPTION
 37.02%                             17.29%                             9.14%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

               INTERNATIONAL SMALL CAP       SALOMON EPAC
            GROWTH INSTITUTIONAL PORTFOLIO     EMI INDEX
6-07-90                        $250,000.00      $250,000.00
6-30-90                         253,508.33       253,375.00
12-31-90                        209,211.19       207,595.54
6-30-91                         225,592.75       212,795.64
12-31-91                        220,956.09       221,428.65
6-30-92                         225,491.10       208,235.89
12-31-92                        199,945.80       187,284.92
6-30-93                         258,884.82       236,985.21
12-31-93                        238,402.04       244,111.79
6-30-94                         279,984.47       278,219.91
12-31-94                        279,984.47       267,145.81
6-30-95                         277,882.19       264,344.48
12-31-95                        285,933.80       279,947.91
6-30-96                         330,318.73       309,413.14
12-31-96                        346,843.24       298,064.13
6-30-97                         409,436.85       313,224.92
12-31-97                        395,704.11       267,439.98
3-31-98                         495,301.28       314,822.14

This graph compares a $250,000 investment in the International Small Cap Growth Institutional Portfolio with the Salomon EPAC EMI Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Nicholas-Applegate Capital Management prior to the effective date of the Portfolio's registration statement which was 12/31/93. Limited partnership returns are restated to reflect all fees and expenses applicable to the Portfolio. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Salomon EPAC Extended Market Index ("EMI") is an unmanaged index. It is a top-down, float capitalization-weighted index that includes shares of about 2,821 companies in 22 countries excluding Canada and the United States. Companies within the Index are smaller capitalization companies with available float market capitalizations greater than U.S. $100 million. Only issues that are legally and practically available to outside investors are included in the Index.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
INTERNATIONAL SMALL CAP GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 98.0%
---------------------------------------------------------------------------------
ARGENTINA -- 0.3%
  Disco S.A. -- ADR*.........................            6,900      $     277,725
                                                                    -------------
BELGIUM -- 0.8%
  Barco N.V..................................            2,465            637,107
                                                                    -------------
BRAZIL -- 0.9%
  Petroleo Brasileiro S.A. -- Preferred......        1,500,000            356,185
  Telecomunicacoes de Sao Paulo S.A. --
    Preferred................................        1,151,000            369,478
                                                                    -------------
                                                                          725,663
                                                                    -------------
CANADA -- 4.0%
  ATI Technologies, Inc.*....................           19,900            811,599
  JDS Fitel Inc.*............................           14,000            765,401
  Newcourt Credit Group, Inc.................           15,300            763,854
  Yogen Fruz World Wide Inc.*................          136,290            967,935
                                                                    -------------
                                                                        3,308,789
                                                                    -------------
FINLAND -- 1.7%
  Huhtamaki..................................            6,700            364,098
  Raisio Group PLC...........................            7,300          1,048,339
                                                                    -------------
                                                                        1,412,437
                                                                    -------------
FRANCE -- 6.7%
  Altran Technologies S.A....................            6,000            760,206
  Bouygues S.A...............................            4,000            697,259
  Cap Gemini Sogeti S.A......................            5,200            611,005
  Coflexip S.A. -- ADR.......................           15,000            926,250
  Dassault Systemes S.A......................           14,600            587,941
  Genset S.A. -- ADR*........................           32,900            954,100
  Synthelabo S.A.............................            4,800            666,270
  TRANSGENE S.A. -- ADR*.....................           24,900            378,169
                                                                    -------------
                                                                        5,581,200
                                                                    -------------
GERMANY -- 8.4%
  Adidas AG..................................            6,000          1,067,408
  Aixtron AG*................................            4,900          1,258,557
  Kiekert AG.................................           16,000            668,347
  Pfeiffer Vacuum Technology AG -- ADR.......           14,000            874,125
  Porsche AG.................................              950          2,121,568
  Wella Aktiengesellschaft AG -- Preferred...            1,100            942,769
                                                                    -------------
                                                                        6,932,774
                                                                    -------------
HONG KONG -- 1.9%
  Peak International Ltd.*...................           21,900            555,712
  Novel Denim Holdings Ltd.*.................           14,200            388,725
  Smartone Telecommunications................          224,000            634,585
                                                                    -------------
                                                                        1,579,022
                                                                    -------------
HUNGARY -- 1.4%
  Gedeon Richter -- GDR*.....................            3,800            399,866
  Gedeon Richter Rt.*........................            1,800            189,410
  OTP Bank Rt................................           11,600            590,065
                                                                    -------------
                                                                        1,179,341
                                                                    -------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
INDIA -- 0.4%
  Infosys Technologies Ltd...................            8,000      $     370,352
                                                                    -------------
IRELAND -- 2.1%
  Bank of Ireland............................                1                  9
  Esat Telecom Group PLC -- ADR*.............           36,200          1,013,600
  Ryanair Holdings PLC -- ADR*...............           20,700            765,900
                                                                    -------------
                                                                        1,779,509
                                                                    -------------
ISRAEL -- 1.0%
  Formula Systems Ltd.*......................            7,600            310,980
  NICE-Systems Ltd. -- ADR*..................           11,300            519,800
                                                                    -------------
                                                                          830,780
                                                                    -------------
ITALY -- 5.1%
  Banca di Roma SpA*.........................          790,000          1,332,651
  Credito Italiano SpA.......................          200,000            988,002
  Italgas SpA................................          195,000            980,953
  La Rinascente SpA..........................           87,000            930,675
                                                                    -------------
                                                                        4,232,281
                                                                    -------------
JAPAN -- 7.2%
  Argotechnos 21Corp.........................            7,000            110,235
  Circle K Japan Co., Ltd....................              900             37,120
  Cresco Ltd.................................           15,400            209,027
  Fuji Soft ABC, Inc.........................           15,200            496,974
  Ibiden Co., Ltd............................           40,000            518,931
  Keyence Corp...............................            2,800            386,349
  Kinden Corp................................           24,000            311,359
  Matsumotokiyoshi Co........................           15,000            528,680
  Meitec Corp................................           22,000            687,958
  Mimasu Semiconductor Industry Co...........           21,100            294,306
  Nichiei Co., Ltd...........................            5,390            476,952
  Orix Corp..................................            6,200            421,234
  Rohm Co., Ltd..............................            3,000            274,463
  Sony Chemicals Corp........................           26,000            438,692
  Tokyo Seimitsu Co., Ltd....................           18,000            456,239
  Tsudakoma Corp.............................          121,000            282,195
                                                                    -------------
                                                                        5,930,714
                                                                    -------------
MEXICO -- 1.4%
  Cifra S.A. de C.V. -- C....................          281,800            504,195
  Corporacion Interamericana de
    Entretenimiento S.A.*....................           88,900            690,927
                                                                    -------------
                                                                        1,195,122
                                                                    -------------
NETHERLANDS -- 9.3%
  Baan Co., N.V..............................           15,000            717,376
  Benckiser N.V. -- B*.......................           21,500          1,187,065
  Benckiser N.V. -- B*.......................            2,800            154,000
  Cap Gemini N.V.............................           24,000          1,473,607
  CMG PLC....................................            2,600            116,613
  Fugro N.V..................................           25,000            983,364
  Internatio-Muller N.V......................           32,250          1,147,874
  Nutreco Holding NV.........................           32,400          1,072,395
  Smit International N.V.....................           28,000            870,349
                                                                    -------------
                                                                        7,722,643
                                                                    -------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------

NORWAY -- 4.3%
  ContextVision AB*..........................           20,000      $     354,143
  Merkantildata ASA..........................           25,000          1,242,781
  Petroleum Geo-Services ASA*................            4,100            239,309
  Petroleum Geo-Services ASA -- ADR*.........           11,300            670,937
  Tomra Systems ASA..........................           38,900          1,030,662
                                                                    -------------
                                                                        3,537,832
                                                                    -------------
PAKISTAN -- 0.3%
  Hub Power Co...............................          254,000            270,389
                                                                    -------------
PORTUGAL -- 3.7%
  BPI -- SGPS, S.A...........................           19,400            746,235
  Ibersol SGPS S.A.*.........................            8,800            743,442
  Jeronimo Martins, SGPS, S.A................           20,100            826,757
  Telecel-Comunicacaoes Pessoais S.A.*.......            5,000            776,179
                                                                    -------------
                                                                        3,092,613
                                                                    -------------
SINGAPORE -- 2.2%
  Creative Technology Ltd.*..................           17,000            382,500
  Datacraft Asia Ltd.........................          161,000            521,640
  Natsteel Electronics Ltd.*.................          192,000            373,312
  Singapore Technologies Engineering Ltd.*...          656,372            581,202
                                                                    -------------
                                                                        1,858,654
                                                                    -------------
SOUTH AFRICA -- 0.7%
  Dimension Data Holdings Ltd................           88,125            564,022
                                                                    -------------
SPAIN -- 5.1%
  Fomento de Construcciones y Contratas
    S.A......................................           18,800            993,820
  Grupo Acciona S.A..........................            4,500            905,673
  Tele Pizza, S.A.*..........................           15,600          2,300,103
                                                                    -------------
                                                                        4,199,596
                                                                    -------------
SWEDEN -- 2.2%
  Ortivus AB*................................           36,000          1,247,393
  Spectra Physics AB-A.......................           27,300            546,391
                                                                    -------------
                                                                        1,793,784
                                                                    -------------
SWITZERLAND -- 4.4%
  Disetronic Holding AG......................              300            871,773
  Kuoni Reisen Holdings AG...................              200          1,003,621
  Logitech International S.A.*...............            5,000            783,874
  Mettler-Toledo International Inc.*.........           46,000          1,020,625
                                                                    -------------
                                                                        3,679,893
                                                                    -------------
TURKEY -- 0.3%
  Tofas Turk Otomobil Fabrikasi A.S..........        4,380,000            211,748
                                                                    -------------
UNITED KINGDOM -- 17.0%
  Admiral PLC................................           52,300            821,072
  Amvescap PLC...............................           76,900            831,893
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Arriva PLC.................................          106,100      $     869,714
  British Aerospace PLC......................              155              5,108
  British Energy PLC.........................           87,900            772,413
  British Land Corp. PLC.....................           51,100            641,787
  Capita Group PLC...........................          139,400          1,049,303
  CMG PLC....................................           11,800            520,680
  COLT Telecom Group PLC*....................           62,300          1,485,616
  ECsoft Group PLC -- ADR*...................           30,600            765,000
  FKI PLC....................................          109,800            372,337
  Guardian Royal Exchange PLC................           66,200            473,917
  Hays PLC...................................           45,200            812,169
  Misys PLC..................................           32,600          1,614,821
  National Express Group PLC.................           50,100            714,383
  Orange PLC*................................          183,700          1,170,502
  Virgin Express Holdings PLC -- ADR*........           50,400          1,197,000
                                                                    -------------
                                                                       14,117,715
                                                                    -------------
UNITED STATES OF AMERICA -- 5.2%
  Getty Images, Inc..........................           37,700            947,212
  Global TeleSystems Group, Inc.*............           27,000          1,262,250
  Optimal Robotics Corp.*....................           41,700            573,375
  Shire Pharmaceuticals Group PLC -- ADR*....           47,400          1,016,138
  Syntel, Inc.*..............................           11,600            475,600
                                                                    -------------
                                                                        4,274,575
                                                                    -------------
VENEZUELA -- 0.0%
  C.A. La Electricidad de Caracas............                2                  2
                                                                    -------------
TOTAL COMMON STOCKS
  (Cost $60,514,954)..........................................         81,296,282
                                                                    -------------
---------------------------------------------------------------------------------
RIGHTS/WARRANTS -- 0.0%
---------------------------------------------------------------------------------
FRANCE -- 0.0%
  Cap Gemini S.A. Rights* (Cost $0)..........            5,200             16,073
                                                                    -------------

                                                   PRINCIPAL
                                                     AMOUNT
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 3.6%
---------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 4/01/1998
    (Cost $2,984,000)........................     $  2,984,000          2,984,000
                                                                    -------------
TOTAL INVESTMENTS -- 101.6%
  (Cost $63,498,954)..........................................         84,296,355
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.6%)...............         (1,356,118)
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $  82,940,237
                                                                    -------------

---------------
* Non-Income Producing Securities.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

INTERNATIONAL SMALL CAP GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Advertising.................................         1.1%
Agriculture.................................         1.3
Airlines....................................         2.4
Automobiles.................................         0.3
Automotive Equipment........................         3.4
Biotechnology...............................         1.6
Chemicals...................................         1.6
Computers/Office Automation.................         3.9
Department/Discount Stores..................         0.6
Drugs/Pharmaceuticals.......................         2.7
Electric Utilities..........................         1.7
Entertainment...............................         0.8
Finance Companies...........................         5.1
Food Chains.................................         1.0
Gas Utilities...............................         1.2
Grocery Products............................         1.7
Industrial Engineering/Construction.........         6.4
Investment Companies........................         1.9
Machinery/Equipment.........................         2.8
Medical Supplies............................         2.6
Military/Defense Technology.................         0.7
Money Center Banks..........................         2.8
Oilfield Services/Equipment.................         2.6

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------

Other Commercial/Industrial Services........         1.7%
Other Communication.........................         3.2
Other Consumer Services.....................         1.2
Other Production/Manufacturing..............         2.8
Other Retail Trade..........................         2.6
Other Transportation........................         1.9
Property-Casualty Insurance.................         0.6
Real Estate Development/Investment..........         0.8
Recreational Equipment......................         1.3
Regional/Commercial Banks...................         0.7
Rental/Leasing Companies....................         0.5
Restaurants.................................         4.7
Semiconductors/Electric Companies...........         5.8
Soaps/Cosmetics.............................         1.1
Software....................................         8.7
Specialty Stores............................         2.2
Telecommunication Equipment.................         2.3
Telecommunication Services..................         5.4
Telephone...................................         2.0
Textiles....................................         0.5
Wholesale Distribution......................         1.4
Liabilities in Excess of Other Assets.......        (1.6)
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                               Loretta J. Morris,
                           Partner, Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                              Melisa A. Grigolite,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                                 Pedro Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                               John N. Tribolet,
                               Portfolio Manager

  GOAL: The International Core Growth Fund seeks to maximize long-term capital appreciation through investing in a portfolio of equity securities primarily of mid- to large-sized non-U.S. companies.

  REVIEW AND OUTLOOK: Favorable economic trends in Europe provided an excellent investment backdrop for the Nicholas-Applegate International Core Growth Fund from April 1, 1997 through March 31, 1998. During the period, the Fund delivered outstanding returns, climbing 36.9% versus an 18.6% gain for the MSCI EAFE Index. Stock selection, particularly in Europe, combined with the Fund's underweight position in Japan relative to the Index, were key to the portfolio's strong advance.

  Nicholas-Applegate's bottom-up process of selecting companies based on their individual merit played an integral part in the Fund's performance. In this light, we were able to avoid stocks that were negatively affected by the Asian economic crisis.

  During the fiscal year, the Fund's holdings were concentrated in Europe, as we found many stocks meeting our investment criteria. As countries move toward economic integration on January 1, 1999, favorable trends are sweeping throughout the region.

  The benefits of the European Monetary Union (EMU) were evident in falling interest rates, deregulation of industries, corporate restructuring and consolidations, and a renewed focus on enhancing shareholder value.

  Stocks such as Nokia, a Finland-based supplier of telecommunications systems and the world's largest maker of mobile phones, was among the Fund's best performers. We also own Bank of Ireland, a financial services group serving personal, commercial, and industrial customers in Ireland, the United Kingdom, and the United States.

  In Japan, we retained an underweight position relative to the benchmark, contributing to the Fund's outperformance. The stocks we held were concentrated on those with little or no exposure to the domestic economy, and those which have a proven track record of outpacing the market due to their global competitiveness. One such company is Sony Corp., a world leader in consumer electronics that has diversified successfully into media and high value added computer parts and peripherals.

  Our outlook for the Fund remains extremely positive as we continue to find promising stock opportunities in developed countries around the world.

                            REPRESENTATIVE HOLDINGS

                                AXA UAP, France
                              Banco di Roma, Italy
                          Bank of Ireland GDP, Ireland
                        Bayerische Motoren Werk, Germany
                              Mannesmann, Germany
                                 Nokia, Finland
                             Orange, United Kingdom
                          Raision Tehtaat Oy, Finland
                               Tabacalera, Spain
                                Telepizza, Spain

--------------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE INTERNATIONAL CORE GROWTH INSTITUTIONAL PORTFOLIO WITH THE MSCI EAFE INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 36.91%                         As of 3/31/98                         41.52%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INTERNATIONAL CORE GROWTH INSTITUTIONAL
                               PORTFOLIO                       MSCI EAFE INDEX
12-27-96                                        $250,000.00          $250,000.00
01-31-97                                         274,599.99           240,743.38
02-28-97                                         277,199.99           244,691.57
03-31-97                                         282,599.98           245,572.46
04-30-97                                         286,599.99           246,873.99
05-31-97                                         313,199.99           262,945.49
06-30-97                                         331,200.00           277,433.78
07-31-97                                         352,400.02           281,928.21
08-31-97                                         334,000.00           260,868.17
09-30-97                                         358,600.00           275,476.79
10-31-97                                         328,800.00           254,292.63
11-30-97                                         325,131.31           251,698.84
12-31-97                                         329,722.39           253,888.62
01-31-98                                         341,826.12           265,491.33
02-28-98                                         365,198.85           282,527.91
03-31-98                                         386,902.09           291,229.77

This graph compares a $250,000 investment in the International Core Growth Institutional Portfolio with the MSCI EAFE Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Morgan Stanley Capital International ("MSCI") Europe, Australia, Far East ("EAFE") Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The Index weightings represent the relative capitalizations of the major overseas markets included in the index on a U.S. dollar adjusted basis.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------
COMMON STOCKS -- 94.2%
---------------------------------------------------------------------------------
AUSTRALIA -- 1.3%
  News, Ltd. -- ADR..........................            4,800      $     129,300
  Telstra Corp., Ltd.........................          153,500            395,983
  The News Corp., Ltd........................           34,200            226,120
                                                                    -------------
                                                                          751,403
                                                                    -------------
BRAZIL -- 1.0%
  Telecomunicacoes de Sao Paulo S.A. --
    Preferred................................          864,000            277,349
  Telecomunicacoes do Rio de Janeiro S.A.....        2,000,000            282,309
                                                                    -------------
                                                                          559,658
                                                                    -------------
CANADA -- 1.0%
  Newcourt Credit Group, Inc.................           11,800            589,116
                                                                    -------------
DENMARK -- 1.5%
  Tele Danmark A/S -- B......................            9,500            862,458
                                                                    -------------
FINLAND -- 3.3%
  Nokia Oyj Corp. -- ADR.....................            9,500          1,025,406
  Raisio Group PLC...........................            6,200            890,370
                                                                    -------------
                                                                        1,915,776
                                                                    -------------
FRANCE -- 11.0%
  AXA -- UAP.................................           10,000          1,029,748
  Banque Nationale de Paris S.A..............            7,500            582,865
  Bouygues S.A...............................            3,400            592,670
  Cap Gemini Sogeti S.A......................            4,400            517,005
  Compagnie Financiere de Paribas S.A. --
    A........................................            4,300            435,157
  Dassault Systemes S.A......................           11,400            459,077
  Etablissements Economiques du Casino
    Guichard-Perrachon S.A...................           10,000            674,501
  Groupe Danone -- ADR.......................           17,500            842,187
  Synthelabo S.A.............................            5,400            749,553
  Total S.A. -- B............................            4,500            540,376
                                                                    -------------
                                                                        6,423,139
                                                                    -------------
GERMANY -- 9.6%
  Adidas AG..................................            3,400            604,864
  Bayerische Motoren Werke AG................              800            900,646
  Bayerische Motoren Werke AG................            6,700            478,587
  Deutsche Bank AG...........................            5,600            419,847
  Deutsche Lufthansa AG......................           21,100            443,829
  Mannesmann AG..............................            1,400          1,012,902
  Porsche AG.................................              320            714,633
  SAP AG.....................................            1,200            477,576
  Volkswagen AG..............................              710            555,917
                                                                    -------------
                                                                        5,608,801
                                                                    -------------
HONG KONG -- 2.4%
  China Telecom, Ltd.*.......................          186,000            376,894
  Dairy Farm International Holdings, Ltd. --
    ADR......................................          263,700            316,440
  HSBC Holdings PLC..........................            8,800            269,177
  Hutchison Whampoa, Ltd.....................           35,000            246,191

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

HONG KONG (CONTINUED)

  Sun Hung Kai Properties, Ltd...............           31,000      $     211,053
                                                                    -------------
                                                                        1,419,755
                                                                    -------------
HUNGARY -- 1.6%
  OTP Bank Rt................................            5,500            279,772
  Magyar Tavkozlesi Rt. -- ADR*..............            8,400            261,450
  Richter Gedeon Rt..........................            3,900            410,389
                                                                    -------------
                                                                          951,611
                                                                    -------------
IRELAND -- 1.8%
  Bank of Ireland............................           26,910            532,029
  Ryanair Holdings PLC -- ADR*...............           13,300            492,100
                                                                    -------------
                                                                        1,024,129
                                                                    -------------
ISRAEL -- 1.2%
  Formula Systems, Ltd.*.....................            4,600            188,225
  New Dimension Software, Ltd. -- ADR*.......            5,100            113,794
  NICE-Systems, Ltd. -- ADR*.................            8,200            377,200
                                                                    -------------
                                                                          679,219
                                                                    -------------
ITALY -- 6.5%
  Banca di Roma SpA*.........................          555,000            936,229
  Credito Italiano SpA.......................          170,000            839,802
  La Rinascente SpA..........................           35,300            377,618
  Luxottica Group SpA -- ADR.................            5,400            505,913
  Telecom Italia SpA.........................           72,400            570,543
  Telecom Italia Mobile SpA..................          102,500            550,773
                                                                    -------------
                                                                        3,780,878
                                                                    -------------
JAPAN -- 5.9%
  Advantest Corp.............................            4,290            278,277
  Bridgestone Corp...........................           13,000            294,411
  Credit Saison Co., Ltd.....................           11,000            243,343
  Ibiden Co., Ltd............................           25,000            324,332
  Keyene Corp................................            1,800            248,367
  Minebea Co., Ltd...........................           25,000            273,713
  Nichiei Co., Ltd...........................            3,520            311,478
  Nippon Telegraph & Telephone Corp..........              370            307,984
  Orix Corp..................................            3,800            258,176
  Rohm Co., Ltd..............................            2,000            182,976
  Sankyo Co., Ltd............................           10,000            277,463
  Sony Corp..................................            5,100            432,167
                                                                    -------------
                                                                        3,432,687
                                                                    -------------
MEXICO -- 0.9%
  Cifra S.A. de C.V. -- C....................          121,199            216,850
  Corporation Interamericana de
    Entretenimiento S.A.*....................           42,100            327,200
                                                                    -------------
                                                                          544,050
                                                                    -------------
NETHERLANDS -- 4.6%
  Aegon NV...................................                8                973
  AKZO Nobel NV..............................            3,800            771,965
  ASM Lithography Holding NV -- ADR*.........            5,600            517,650
  Baan Co., NV*..............................           10,360            495,468
  CMG, PLC -- ADR............................            1,800             80,732

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTERNATIONAL CORE GROWTH FUND

                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
NETHERLANDS (CONTINUED)

  Hagemeyer NV...............................            8,800      $     426,348
  Internatio -- Muller NV....................           11,400            405,760
                                                                    -------------
                                                                        2,698,896
                                                                    -------------
NORWAY -- 1.5%
  Petroleum Geo-Services ASA -- ADR*.........           14,550            863,906
                                                                    -------------
PORTUGAL -- 3.4%
  BPI-SGPS, S.A..............................           17,300            665,457
  Jeronimo Martins, SGPS, S.A.*..............           13,900            571,738
  Portugal Telecom S.A.......................            9,450            491,537
  Telecel-Comunicacaoes Pessoais S.A.*.......            1,600            248,377
                                                                    -------------
                                                                        1,977,109
                                                                    -------------
RUSSIA -- 0.3%
  Gazprom -- ADR.............................            7,700            163,240
                                                                    -------------
SINGAPORE -- 1.7%
  Natsteel Electronics, Ltd.*................          109,000            211,932
  Singapore Technologies Engineering,
    Ltd.*....................................          393,659            348,576
  Straits Steamship Land, Ltd................          295,000            407,350
                                                                    -------------
                                                                          967,858
                                                                    -------------
SOUTH AFRICA -- 0.7%
  Dimension Data Holdings, Ltd.*.............           60,058            384,386
                                                                    -------------
SPAIN -- 7.4%
  Argentaria S.A.............................            6,020            498,439
  Banco Bilbao Vizcaya S.A...................           10,500            492,866
  Fomento de Construcciones y Contratas
    S.A......................................            3,200            169,161
  Grupo Acciona S.A..........................            2,000            402,521
  Tabacalera S.A. -- A.......................            8,500            953,886
  Telefonica de Espana -- ADR................            4,500            595,125
  Tele Pizza S.A.*...........................            8,230          1,213,452
                                                                    -------------
                                                                        4,325,450
                                                                    -------------
SWEDEN -- 2.8%
  Nordbanken Holding AB*.....................           50,900            337,454
  Ortivus AB*................................           15,000            519,747
  Telefonaktiebolaget LM Ericsson -- ADR.....           16,600            789,538
                                                                    -------------
                                                                        1,646,739
                                                                    -------------
SWITZERLAND -- 5.4%
  Credit Suisse Group........................            2,800            560,191
  Kuoni Reisen Holdings AG...................               90            451,630
  Nestle S.A.................................              300            573,245
  Novartis AG................................              230            407,050
  Swiss Reinsurance Co.......................              300            659,044
  Union Bank of Switzerland..................              300            490,003
                                                                    -------------
                                                                        3,141,163
                                                                    -------------
TURKEY -- 0.2%
  Tofas Turk Otomobil Fabrikasi AS*..........        2,660,000            128,596
                                                                    -------------
UNITED KINGDOM -- 16.1%
  Amvescap PLC...............................           55,000            594,982
                                                     NUMBER
                                                   OF SHARES            VALUE
---------------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Bank of Ireland............................           40,900      $     807,506
  British Aerospace PLC......................           16,400            540,477
  British Energy PLC.........................           68,000            597,544
  British Land Corp. PLC.....................           32,700            410,693
  British Petroleum Co. PLC..................           34,000            490,789
  CMG PLC....................................            8,000            353,004
  Glaxo Wellcome PLC.........................           14,500            390,205
  Guardian Royal Exchange PLC................           47,100            337,183
  Hays PLC...................................           30,000            539,050
  Lloyds TSB Group PLC.......................           34,300            533,603
  Misys PLC..................................           14,371            711,858
  National Grid Holdings PLC.................           44,030            260,275
  Orange PLC*................................          148,100            943,666
  Rolls-Royce PLC............................           84,000            392,457
  Standard Chartered Bank PLC................           39,700            575,395
  Unilever PLC...............................           34,500            326,419
  Viridian Group PLC.........................           40,680            358,323
  Zeneca Group PLC...........................            5,500            237,072
                                                                    -------------
                                                                        9,400,501
                                                                    -------------
UNITED STATES OF AMERICA -- 1.1%
  Syntel, Inc.*..............................           15,000            615,000
                                                                    -------------
TOTAL COMMON STOCK
  (Cost $45,887,890)..........................................         54,855,524
                                                                    -------------
---------------------------------------------------------------------------------
WARRANT/RIGHTS -- 0.0%
---------------------------------------------------------------------------------
FRANCE
  Cap Gemini SA -- Rights* (Cost $0).........            4,400             13,600
                                                                    -------------

                                                     PRINCIPAL
                                                        AMOUNT
---------------------------------------------------------------------------------
CORPORATE BONDS -- 0.1%
---------------------------------------------------------------------------------
UNITED KINDGOM
  Viridian Group PLC Loan Notes
    7.650%, 02/14/03
    (Cost $35,991)...........................     $     45,200             35,878
---------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.8%
---------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98
    (Cost $1,641,000)........................        1,641,000          1,641,000
                                                                    -------------
TOTAL INVESTMENTS -- 97.1%
  (Cost $47,564,881)..........................................         56,546,002
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.9%.................          1,679,051
                                                                    -------------
NET ASSETS -- 100.0%..........................................      $  58,225,053
                                                                    -------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

INTERNATIONAL CORE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Aerospace...................................         1.6%
Airlines....................................         1.6
Automobiles.................................         4.8
Automotive Equipment........................         0.5
Chemicals...................................         1.3
Computers/Office Automation.................         0.7
Consumer Electrical.........................         0.7
Department/Discount Stores..................         0.4
Drugs/Pharmaceuticals.......................         4.2
Electric Utilities..........................         2.2
Electronic Instruments......................         0.9
Entertainment...............................         0.6
Finance Companies...........................         4.4
Food Chains.................................         1.0
Grocery Products............................         6.2
Industrial Engineering/Contruction..........         2.0
Investment Companies........................         1.0
Machinery/Equipment.........................         2.2
Medical Supplies............................         1.8
Military/Defense Technology.................         0.6
Money Center Banks..........................        10.1
Multi-Line Insurers.........................         2.9
Oil/Gas Production..........................         2.1

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------

Oilfield Services/Equipment.................         1.5%
Other Commercial/Industrial Services........         1.7
Other Consumer Durables.....................         0.7
Other Consumer Services.....................         0.8
Other Production/Manufacturing..............         0.4
Other Retail Trade..........................         0.6
Property-Casualty Insurance.................         0.6
Publishing..................................         0.6
Real Estate Development/Investment..........         1.8
Recreational Equipment......................         1.0
Regional/Commercial Banks...................         5.2
Rental/Leasing Companies....................         0.4
Restaurants.................................         2.1
Semiconductors/Electric Companies...........         2.1
Software....................................         6.2
Telecommunication Equipment.................         3.8
Telecommunication Services..................         3.4
Telephone...................................         7.2
Textiles....................................         0.9
Tobacco Products............................         1.6
Wholesale Distribution......................         0.7
Other Assets in Excess of Liabilities.......         2.9
                                                   -----
NET ASSETS..................................       100.0%
                                                   -----
                                                   -----

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

WORLDWIDE GROWTH FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                              Catherine Somhegyi,
                  Partner, Chief Investment Officer, Equities
                             Lawrence S. Speidell,
 CFA, Partner, Director of Global/Systematic Portfolio Management and Research
                               Loretta J. Morris,
                           Partner, Portfolio Manager
                                 Alex Muromcew,
                               Portfolio Manager
                              Andrew B. Gallagher,
                           Partner, Portfolio Manager
                              Melisa A. Grigolite,
                               Portfolio Manager
                                Aaron M. Harris,
                               Portfolio Manager
                                Pedro V. Marcal,
                           Partner, Portfolio Manager
                                  Eswar Menon,
                               Portfolio Manager
                             Ernesto Ramos, Ph.D.,
                            Senior Portfolio Manager
                               John N. Tribolet,
                               Portfolio Manager

  GOAL: The Nicholas-Applegate Worldwide Growth Fund seeks to maximize long-term capital appreciation through investing in a portfolio of growth stocks of U.S. and international companies.

  REVIEW AND OUTLOOK: The Nicholas-Applegate Worldwide Growth Fund outperformed its benchmark during the fiscal year on the strength of superior stock selection. The Fund returned 35.1% for the period, while its benchmark, the MSCI World Index, returned 32.0%.

  In the United States, a combination of low interest rates, a high level of consumer confidence, and a record-breaking climb for stocks contributed to the growth of many domestically held companies. In this environment, the Fund benefited from holdings that thrived as a result of increased consumer spending and sales. The Gap, as well as discounters such as K-Mart and Costco, were among the Fund's best-performing U.S. holdings.

  Though the technology sector was hit hard by the Asian economic crisis, the Fund benefited from avoidance of stocks with little to no exposure to Asia. Companies such as Nokia, a Finnish supplier of telecommunications systems and the world's largest maker of mobile phones, delivered strong results for the fiscal year.

  Stock selection in Europe was a major factor in the Fund's outstanding performance during the fiscal year. In Europe, benefits of the impending European Monetary Union (EMU) were seen in falling interest rates and a shift toward equity investing and corporate restructuring, especially in the banking and financial sectors. Italian banks Credito Italiano and Banco di Roma were both beneficiaries of these trends, and performed very well for the Fund.

  In Ireland, low inflation, falling interest rates and expectations of inclusion in EMU provided many stock-specific opportunities. The Bank of Ireland benefited from this economic environment and was a strong performer for the Fund.

  In Japan, the government did little to stimulate economic reform and the country remained mired in sluggish economic growth. The Fund maintained its underweight position relative to the benchmark which helped relative returns. Few Japanese companies met our strict investment criteria.

  As we continue to find stocks around the world benefiting from positive change, our outlook for the Fund remains extremely positive.

                            REPRESENTATIVE HOLDINGS

                              Banco Di Roma, Italy
                            Bank Of Ireland, Ireland
                        Costco Companies, United States
                            Credito Italiano, Italy
                             Groupe Danone, France
                              Mannesmann, Germany
                             Orange, United Kingdom
                                 Nokia, Finland
                          Raision Tehtaat Oy, Finland
                               Tabacalera, Spain

--------------------------------------------------------------------------------

WORLDWIDE GROWTH INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE WORLDWIDE GROWTH INSTITUTIONAL PORTFOLIO WITH THE MSCI WORLD INDEX.

                           ANNUALIZED TOTAL RETURNS
                                As of 03/31/98                         SINCE
 1 YEAR                            3 YEARS                           INCEPTION
 35.08%                             22.54%                            17.30%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                WORLDWIDE GROWTH       MSCI WORLD
                 INSTITUTIONAL
                   PORTFOLIO             INDEX
19-Apr-93               $250,000.00     $250,000.00
31-Dec-93                250,600.00      273,515.66
31-Mar-94                263,000.00      275,182.42
30-Jun-94                258,600.00      283,458.30
30-Sep-94                272,200.00      289,540.37
31-Dec-94                258,091.09      287,458.30
31-Mar-95                262,104.94      300,441.60
30-Jun-95                277,357.61      313,260.12
30-Sep-95                303,648.39      330,310.26
31-Dec-95                297,700.90      345,989.58
31-Mar-96                315,501.56      360,070.55
30-Jun-96                337,394.33      370,524.84
30-Sep-96                337,803.52      375,468.33
31-Dec-96                352,799.84      392,649.45
31-Mar-97                357,071.62      393,775.48
30-Jun-97                410,594.64      453,026.83
30-Sep-97                451,302.33      465,985.28
31-Dec-97                474,947.92      454,494.69
31-Mar-98                550,619.67      519,594.22

This graph compares a $250,000 investment in the Worldwide Growth Institutional Portfolio with the Morgan Stanley Capital International ("MSCI") World Index, on a cumulative and average annual total return basis. The Portfolio calculates its performance based upon the historical performance of its corresponding series ("Fund") of Nicholas-Applegate Investment Trust, adjusted to reflect sales charges and Portfolio operating expenses. The effective date of the Institutional Portfolio's registration statement was on 10/1/93. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

MSCI World Index consists of more than 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand, and the Far East. The Index is a market-value weighted combination of countries and is unmanaged.

The Index reflects the reinvestment of income dividends and capital gains distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Investments in overseas markets pose special risks, including currency fluctuation and political risks, and the Fund's Share price is expected to be more volatile than that of a U.S. only fund.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------
COMMON STOCKS -- 91.6%
----------------------------------------------------------------------------
AUSTRALIA -- 0.4%
  The News Corp. Ltd.........................        79,200     $    523,647
                                                                ------------

BRAZIL -- 1.0%
  Petroleo Brasileiro S.A. PN................     1,950,000          463,040
  Telecomunicacoes Brasileiras S.A. -- ADR...         3,500          454,344
  Telecomunicacoes de Sao Paulo S.A. --
    Preferred................................     1,455,000          467,064
                                                                ------------
                                                                   1,384,448
                                                                ------------
CANADA -- 0.7%
  Newcourt Credit Group, Inc.................        19,300          963,555
                                                                ------------
DENMARK -- 1.1%
  Tele Danmark A/S -- B......................        17,000        1,543,346
                                                                ------------
FINLAND -- 2.6%
  Nokia Oyj Corp. -- ADR.....................        18,000        1,942,875
  Raisio Group PLC...........................        13,000        1,866,904
                                                                ------------
                                                                   3,809,779
                                                                ------------
FRANCE -- 7.2%
  AXA-UAP....................................        14,000        1,441,647
  Banque Nationale de Paris S.A..............        13,000        1,010,299
  Bouygues S.A...............................         5,000          871,574
  Cap Gemini Sogeti S.A......................         8,200          963,508
  Compagnie Financiere de Paribas S.A. -- A..        10,000        1,011,994
  Compagnie Francaise de Petroleum Total S.A.
    -- B.....................................         8,000          960,668
  Dassault Systemes S.A......................        21,800          877,884
  Etablissements Economiques du Casino
    Guichard-Perrachon S.A...................        10,000          674,501
  Groupe Danone -- ADR.......................        36,000        1,732,500
  Synthelabo S.A.............................         7,000          971,643
                                                                ------------
                                                                  10,516,218
                                                                ------------
GERMANY -- 6.2%
  Adidas AG..................................         5,800        1,031,828
  Bayerische Motoren Werke AG................         1,000        1,125,807
  Deutsche Bank AG...........................        18,100        1,357,006
  Deutsche Lufthansa AG......................        71,000        1,493,452
  Mannesmann AG..............................         2,800        2,025,804
  SAP AG.....................................         2,600        1,034,748
  Volkswagen AG..............................         1,270          994,387
                                                                ------------
                                                                   9,063,032
                                                                ------------
HONG KONG -- 1.7%
  China Telecom Ltd.*........................       305,000          618,026
  Dairy Farm International Holdings, Ltd.....       724,000          868,800
  HSBC Holdings PLC..........................        18,300          559,766
  Hutchison Whampoa Ltd......................        65,600          461,432
                                                                ------------
                                                                   2,508,024
                                                                ------------
HUNGARY -- 1.4%
  Magyar Tavkozlesi Rt. -- ADR*..............        23,600          734,550
  OTP Bank Rt................................        12,900          656,193

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

HUNGARY (CONTINUED)

  Richter Gedeon Rt..........................         6,600     $    694,505
                                                                ------------
                                                                   2,085,248
                                                                ------------
INDIA -- 0.3%
  Bombay Suburban Electric Supply Co.,
    Ltd......................................         2,500           13,272
  HDFC Bank Ltd..............................       250,000          452,429
                                                                ------------
                                                                     465,701
                                                                ------------
IRELAND -- 0.0%
  Bank of Ireland............................             0               17
                                                                ------------
ISRAEL -- 0.4%
  Formula Systems Ltd.*......................        15,300          626,052
                                                                ------------
ITALY -- 6.1%
  Banca di Roma SpA*.........................     1,195,000        2,015,845
  Credito Italiano SpA.......................       475,000        2,346,505
  Italgas SpA................................       215,000        1,081,563
  Luxottica Group SpA -- ADR.................        10,000          936,875
  Telecom Italia SpA.........................       130,300        1,026,820
  Telecom Italia Mobile SpA..................       260,300        1,398,694
                                                                ------------
                                                                   8,806,302
                                                                ------------
JAPAN -- 3.4%
  Bridgestone Corp...........................        27,000          611,469
  Ibiden Co., Ltd............................        73,000          947,049
  Nichiei Co., Ltd...........................         9,240          817,631
  Nippon Telegraph & Telephone Corp..........            70           58,267
  Orix Corp..................................        10,500          713,380
  SMC Corp...................................         5,500          408,733
  Sony Corp..................................        16,000        1,355,820
                                                                ------------
                                                                   4,912,349
                                                                ------------
MEXICO -- 0.6%
  Cifra S.A. de C.V. -- C....................       224,599          401,853
  Corporation Interamericana de
    Entretenimiento S.A......................        65,000          505,177
                                                                ------------
                                                                     907,030
                                                                ------------
NETHERLANDS -- 2.9%
  AKZO Nobel NV..............................         6,000        1,218,892
  ASM Lithography Holding N.V................        12,000        1,109,250
  Baan Co., NV*..............................        21,000        1,005,375
  CMG PLC -- (United Kingdom)................         3,400          152,493
  Hagemeyer NV...............................        15,300          741,265
                                                                ------------
                                                                   4,227,275
                                                                ------------
NORWAY -- 1.6%
  Tomra Systems ASA..........................        44,500        1,179,035
  Petroleum Geo-Services ASA -- ADR*.........        20,300        1,205,312
                                                                ------------
                                                                   2,384,347
                                                                ------------
PORTUGAL -- 1.9%
  BPI-SGPS, S.A..............................        26,000        1,000,109
  Estabelecimentos Jeronimo Martins & Filho
    S.A......................................        20,200          830,870

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

COMMON STOCKS (Continued)
---------------------------------------------------------
PORTUGAL (CONTINUED)

  Portugal Telecom S.A.......................        19,000     $    988,276
                                                                ------------
                                                                   2,819,255
                                                                ------------
RUSSIA -- 0.3%
  Gazprom -- ADR.............................        23,700          502,440
                                                                ------------
SINGAPORE -- 0.5%
  Singapore Technologies Engineering Ltd.*...       819,000          725,205
                                                                ------------
SOUTH AFRICA -- 0.7%
  Dimension Data Holdings Ltd................       146,071          934,890
  South African Breweries Ltd................           175            5,189
                                                                ------------
                                                                     940,079
                                                                ------------
SPAIN -- 4.6%
  Argentaria S.A.............................        12,380        1,025,028
  Banco Bilbao Vizcaya S.A...................        21,500        1,009,201
  Fomento de Construcciones y Contratas
    S.A......................................        20,000        1,057,255
  Grupo Acciona S.A..........................         4,000          805,043
  Tabacalera SA -- A.........................        16,300        1,829,217
  Telefonica de Espana -- ADR................         7,800        1,031,550
                                                                ------------
                                                                   6,757,294
                                                                ------------
SWEDEN -- 1.7%
  Astra AB...................................           133            2,693
  Nordbanken Holding AB......................       155,325        1,029,766
  Telefonaktiebolaget LM Ericsson -- ADR.....        30,200        1,436,387
                                                                ------------
                                                                   2,468,846
                                                                ------------
SWITZERLAND -- 3.8%
  Credit Suisse Group........................         5,000        1,000,341
  Nestle S.A.................................           600        1,146,489
  Novartis AG................................           565          999,928
  Swiss Reinsurance Co.......................           650        1,427,930
  Union Bank of Switzerland..................           600          980,006
                                                                ------------
                                                                   5,554,694
                                                                ------------
UNITED KINGDOM -- 11.0%
  Amvescap PLC...............................        90,000          973,607
  Bank of Ireland............................        83,012        1,638,940
  British Aerospace PLC......................        29,887          984,954
  British Energy PLC.........................       110,700          972,766
  British Land Corp. PLC.....................        69,700          875,392
  British Petroleum Co. PLC..................        46,000          664,008
  CMG PLC....................................        15,400          679,532
  Glaxo Wellcome PLC.........................        28,200          758,881
  Guardian Royal Exchange PLC................        91,700          656,469
  Hays PLC...................................        47,200          848,106
  Lloyds TSB Group PLC.......................        50,500          785,626
  Misys PLC..................................        21,585        1,069,200
  National Grid Holdings PLC.................        81,175          479,850
  Orange PLC*................................       192,200        1,224,663
  Rolls-Royce PLC............................       160,000          747,537
  Standard Chartered Bank PLC................        57,200          829,033
  Unilever PLC...............................        48,300          456,987
                                                   NUMBER
                                                  OF SHARES        VALUE
----------------------------------------------------------------------------

UNITED KINGDOM (CONTINUED)

  Viridian Group PLC.........................        92,810     $    817,502
  Zeneca Group PLC...........................        11,800          508,627
                                                                ------------
                                                                  15,971,680
                                                                ------------
UNITED STATES OF AMERICA -- 29.5%
  AirTouch Communications, Inc.*.............        26,800        1,311,525
  ALZA Corp..................................        35,000        1,568,437
  AmSouth Bancorporation.....................        16,900          998,156
  BMC Software, Inc..........................         8,900          745,931
  Cendant Corp...............................        34,000        1,347,250
  CIENA Corp.*...............................        29,200        1,244,650
  Computer Sciences Corp.....................        23,600        1,298,000
  Compuware Corp.*...........................        25,000        1,234,375
  Costco Companies, Inc.*....................        32,600        1,744,100
  Dayton Hudson Corp.........................        12,300        1,082,400
  Federal National Mortgage Association......        11,800          746,350
  Federal-Mogul Corp.........................         9,200          489,325
  Gannett Co., Inc...........................        17,800        1,279,375
  Gap, Inc...................................        30,100        1,354,500
  General Motors Corp. -- H..................        29,400        1,330,350
  HBO & Co...................................        19,500        1,177,312
  Kmart Corp.*...............................        83,600        1,395,075
  Loral Space and Communications Ltd.*.......        52,800        1,475,100
  MBNA Corp..................................        12,750          456,609
  McDonald's Corp............................        16,900        1,014,000
  Merck & Co., Inc...........................        10,300        1,322,262
  Merrill Lynch & Co., Inc...................         5,500          456,500
  PNC Bank Corp..............................        15,000          899,062
  Qlogic Corp.*..............................        16,000          568,000
  Schlumberger, Ltd..........................        19,100        1,446,825
  State Street Corp..........................        18,300        1,245,544
  Sterling Commerce, Inc.*...................        20,500          950,687
  Tekelec, Inc...............................        11,600          526,350
  Tele-Communications TCI Ventures Group --
    A........................................        68,000        1,194,250
  Tele-Communications, Inc. -- A*............        41,600        1,293,500
  Tellabs, Inc.*.............................        22,500        1,510,312
  The Equitable Cos., Inc....................        12,200          688,538
  Tyco International Ltd.....................        24,500        1,338,313
  U.S. West Media Group, Inc.*...............        34,000        1,181,500
  United Healthcare Corp.....................        21,200        1,372,700
  Warner-Lambert Co..........................         8,300        1,413,594
  Wellpoint Health Networks, Inc.*...........        11,000          742,500
  WorldCom, Inc.*............................        34,300        1,477,044
                                                                ------------
                                                                  42,920,301
                                                                ------------
VENEZUELA -- 0.0%
  C.A. La Electricidad de Caracas S.A.C.A....             2                2
                                                                ------------
TOTAL COMMON STOCK
  (Cost $104,175,961)......................................      133,386,166
                                                                ------------
----------------------------------------------------------------------------
WARRANT/RIGHTS -- 0.0%
----------------------------------------------------------------------------
FRANCE
  Cap Gemini Rights*
    (Cost $0)                                         8,200           25,345
                                                                ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WORLDWIDE GROWTH FUND

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------
FOREIGN BONDS -- 0.1%
-------------------------------------------------------------------------------
UNITED KINDGOM
  Viridian Group PLC Loan Notes
    7.650%, 02/14/03
    (Cost $112,072)                               $   140,900      $    111,840
                                                                   ------------
-------------------------------------------------------------------------------
COMMERCIAL PAPER -- 1.9%
-------------------------------------------------------------------------------
  Associates First Capital Corp.
    6.050%, 04/01/98
    (Cost $2,736,000)                               2,736,000      $  2,736,000
                                                                   ------------

TOTAL INVESTMENTS -- 93.6%
  (Cost $107,024,033)                                              $136,259,351
OTHER ASSETS IN EXCESS OF LIABILITIES -- 6.4%                         9,277,014
                                                                   ------------
NET ASSETS -- 100.0%                                               $145,536,365
                                                                   ------------

---------------

* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS BY INDUSTRY AS OF MARCH 31, 1998
------------------------------------------------------------------------

WORLDWIDE GROWTH FUND

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Aerospace...................................         1.2%
Airlines....................................         1.0
Apparel.....................................         0.9
Automobiles.................................         1.5
Automotive Equipment........................         0.8
Cable TV....................................         1.7
Cellular Telecommunication..................         0.9
Chemicals...................................         0.8
Computers/Office Automation.................         0.6
Computer Services...........................         2.5
Consumer Electrical.........................         0.9
Data Processing.............................         0.7
Department/Discount Stores..................         3.2
Diversified Manufacturing...................         0.9
Drug Delivery Systems.......................         1.1
Drugs/Pharmaceuticals.......................         4.6
Electric Utilities..........................         2.0
Entertainment...............................         0.4
Fiber Optics................................         0.9
Finance Companies...........................         3.7
Financial Services..........................         1.9
Gas Utilities...............................         0.7
Grocery Products............................         4.2
Industrial Engineering/Construction.........         1.9
Investment Companies........................         1.6
Life/Health Insurance.......................         0.5
Machinery/Equipment.........................         1.7
Managed Health Care/HMO's...................         1.5
Medical Supplies............................         0.6
Medical Information Systems.................         0.8

                                              PERCENTAGE OF
INDUSTRY                                       NET ASSETS
--------------------------------------------  -------------
Military/Defense Technology.................         0.5%
Money Center Banks..........................         6.9
Multi-Line Insurers.........................         1.0
Multi-Media.................................         0.9
Oil/Gas Production..........................         1.8
Oilfield Services/Equipment.................         1.8
Other Commercial/Industrial Services........         1.2
Other Consumer Durables.....................         0.5
Other Production/Manufacturing..............         0.3
Property Casualty Insurance.................         0.5
Publishing..................................         0.4
Real Estate Development/Investment..........         0.6
Recreational Products.......................         0.7
Recycling...................................         0.8
Regional/Commercial Banks...................         6.2
Reinsurance.................................         1.0
Rental/Leasing Companies....................         0.5
Retail/Food.................................         1.2
Retail/Hypermarkets.........................         0.6
Satellite Telecommunication.................         1.9
Semiconductors/Electric Companies...........         1.4
Software....................................         4.6
Telecommunication Equipment.................         3.0
Telecommunication Services..................         1.3
Telephone...................................         6.3
Textiles....................................         0.6
Tobacco Products............................         1.4
Other Assets in Excess of Liabilities.......         6.4
                                                  ------
NET ASSETS..................................      100.00%
                                                  ------
                                                  ------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

FULLY DISCRETIONARY FIXED INCOME FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                Partner, Chief Investment Officer, Fixed Income
                              James E. Kellerman,
                           Partner, Portfolio Manager
                                Richard J. King,
                             CFA, Portfolio Manager
                                 Malcom S. Day,
                             CFA, Portfolio Manager

  GOAL: The Nicholas-Applegate Fully Discretionary Fixed Income Fund seeks to maximize long-term total return from a portfolio of investment grade fixed-income securities with an average portfolio duration between two and eight years.

  REVIEW AND OUTLOOK: For much of the 12-month period ending March 31, 1998, the positive, long-term fundamentals for the U.S. fixed income market were countered by mixed, short-term signals. The period was characterized by the contradictory presence of low inflation and declining long-term interest rates along with tight labor markets, economic strength, and low unemployment.

  The Asian economic and monetary crises also affected the fixed income market as expectations for tighter monetary policy gave way to forecasts of an imminent easing. While the Federal Reserve Board left interest rates unchanged during the period, the bond market fluctuated amid shifting investor perception in the months following the Asian crises.

  The Nicholas-Applegate Fully Discretionary Fixed Income Fund was up 12.6% in the period versus a 12.4% gain for the Lehman Government/Corporate Index.

  As a result of conflicting near-term economic signs, we maintained a neutral interest-rate position for much of the period. Sector and security selection were primarily responsible for the Fund's outperformance versus the Index. Our overweighted position in mortgage securities and the purchase of select corporate and international bonds added value.

  Recognizing the potentially damaging consequences of increased mortgage prepayments as interest rates declined, we concentrated our mortgage exposure in sub-sectors such as commercial mortgages, which have less prepayment risk. The mortgage sector continues to offer significant yield premiums over U.S. Treasuries.

  Integrating the resources of our equity investment team in the analysis of corporate fundamentals resulted in solid corporate bond issue selection. Our exposure to this sector contributed to the Fund's outperformance.

  International exposure was also a key factor in the Fund's advance. Fully hedged bond positions in Europe and Australia contributed positively to returns. A variety of factors, including low inflation and declining interest rates ahead of European Monetary Union, enhanced the environment for European bonds. Australian bonds benefited from a weakened economy in the wake of the Asian crises and the Australian government's fiscal budget surplus.

  Looking ahead, we believe the long-term prospects for fixed income investing remain promising based upon conservative U.S. fiscal policy and increased global competition which is contributing to a disinflationary trend. However, in the short-to-intermediate term, a relatively strong economy, strong money growth, and tight labor markets create an environment where interest rates may need to be raised to preserve the deflationary trend. While maintaining our current neutral stance on interest rates, we seek to add value through tactical yield-curve decisions and by identifying opportunities among diverse sectors, including mortgages, corporates, and international bonds.

--------------------------------------------------------------------------------

FULLY DISCRETIONARY FIXED INCOME INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE FULLY DISCRETIONARY FIXED INCOME INSTITUTIONAL PORTFOLIO WITH THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 12.60%                         As of 03/31/98                         8.92%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                FULLY        LEHMAN BROTHERS
            DISCRETIONARY      GOVERNMENT/
            FIXED INCOME        CORPORATE
                FUND            BOND INDEX
8/31/95        $250,000.00         $250,000.00
9/30/95        $257,850.00         $252,550.00
12/31/95       $272,032.00         $264,319.00
3/31/96        $263,762.00         $258,134.00
6/30/96        $264,975.00         $259,321.00
9/30/96        $270,010.00         $263,885.00
12/31/96       $278,245.00         $271,960.00
3/31/97        $276,858.00         $269,621.00
6/30/97        $287,277.00         $279,390.88
9/30/97        $296,747.92         $289,185.35
12/31/97       $304,716.75         $298,470.90
3/31/98        $311,741.66         $303,010.41

This graph compares a $250,000 investment in the Fully Discretionary Fixed Income Institutional Portfolio with the Lehman Brothers Government/Corporate Bond Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Lehman Brothers Government/Corporate Bond Index is an unmanaged market-weighted index consisting of all public obligations of the U.S. Government, its agencies and instrumentalities and all corporation issuers of fixed rate, non-convertible, investment grade U.S. dollar denominated bonds having maturities of greater than one year. It is generally regarded as representative of the market for domestic bonds.

Index returns reflect the reinvestment of income and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
FULLY DISCRETIONARY FIXED INCOME FUND

                                                     NUMBER
                                                    OF SHARES            VALUE
----------------------------------------------------------------------------------
PREFERRED STOCK -- 0.6%
----------------------------------------------------------------------------------
  IXC Communications, Inc. Series B, 12.50%
    (Cost $79,689)...........................                79      $      96,380
                                                                     -------------


                                                    PRINCIPAL
                                                     AMOUNT
----------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 7.2%
----------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 3.5%
  6.500%, 11/15/26...........................     $     325,000            346,837
  8.500%, 2/15/20............................           160,000            207,875
                                                                     -------------
                                                                           554,712
                                                                     -------------
U.S. TREASURY NOTES -- 3.7%
  6.250%, 1/31/02............................           580,000            591,327
                                                                     -------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $1,114,288)............................................          1,146,039
                                                                     -------------

-------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 13.9%
-------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION, DISCOUNT NOTES -- 1.8%
    5.900%, 04/01/98.........................         284,000           284,000
                                                                   ------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.7%
  Pool #380032
    10.000%, 10/01/03........................          81,267            85,876
  Pool #200112
    9.500%, 11/01/05.........................         226,866           241,327
  Pool #E60820
    7.000%, 07/01/10.........................         161,734           165,221
  Pool #E20197
    7.000%, 10/01/10.........................          18,096            18,486
  Pool #E20207
    7.000%, 12/01/10.........................         222,553           227,351
  Pool #E62135
    7.000%, 12/01/10.........................           6,427             6,556
  Pool #2020, E
    7.000%, 01/15/28.........................         150,000           154,266
                                                                   ------------
                                                                        899,083
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 4.1%
  Pool #303481
    10.000%, 10/01/05........................         104,640           111,143
  Pool #303758
    9.500%, 07/01/06.........................         101,208           106,736
  Pool #303262
    9.500%, 05/01/07.........................         120,784           127,031
  Pool #273114
    6.500%, 02/01/09.........................         296,779           298,649
                                                                   ------------
                                                                        643,559
                                                                   ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 2.3%
  Pool #780236
    7.000%, 07/15/08.........................         203,519           207,141
  Pool #780287

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

    7.000%, 12/15/08.........................     $    30,529      $     31,123
  Pool #50700
    11.500%, 02/15/12........................           8,898            10,156
  Pool #64054
    11.500%, 02/15/13........................           3,853             4,366
  Pool #068958
    11.500%, 07/15/13........................           5,867             6,717
  Pool #141741
    11.000%, 11/15/15........................           8,836            10,043
  Pool #299705
    8.500%, 02/15/21.........................          13,323            14,177
  Pool #357254
    7.500%, 09/15/23.........................          43,927            45,134
  Pool #368781
    6.500%, 10/15/23.........................          33,578            33,368
                                                                   ------------
                                                                        362,225
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $2,138,665)..........................................         2,188,867
                                                                   ------------
-------------------------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 14.9%
-------------------------------------------------------------------------------
COMMERCIAL MORTGAGE OBLIGATIONS -- 11.9%
  Captiva CBO, 1997-1A, A
    6.860%, 11/30/09.........................         250,000           251,699
  DLJ Commercial Mortgage Corp., 1998-CF1,
    A1B
    6.410%, 02/15/08.........................         270,000           270,000
  DLJ Mortgage Acceptance Corp., 1997-CF2,
    A1B
    6.820%, 09/15/07.........................         300,000           308,156
  Merrill Lynch Mortgage Investment, 1997
    5.938%, 04/01/10.........................         298,498           298,468
  Morgan Stanley Capital I, 1998-WF1, A2
    6.5500%, 12/15/07........................         450,000           454,219
  Nomura Asset Securities Corp., 1998 D6, A1B
    6.590%, 03/15/30.........................         300,000           304,406
                                                                   ------------
                                                                      1,886,948
                                                                   ------------
FINANCIAL SERVICES -- 0.9%
  Triangle Funding, Ltd., 1997-2A, 1
    5.880%, 10/15/00.........................         145,000           144,728
                                                                   ------------
MORTGAGE HOME EQUITY -- 2.1%
  Amresco Residential Securities Mortgage
    Loan Trust 1996-3 A5
    7.550%, 02/25/23.........................         320,000           327,050
                                                                   ------------
TOTAL CMO'S AND ASSET BACKED SECURITIES
  (Cost $2,358,491)..........................................         2,358,726
                                                                   ------------
-------------------------------------------------------------------------------
CORPORATE BONDS -- 36.8%
-------------------------------------------------------------------------------
AIRLINES -- 0.3%
  Trans World Airlines
    11.375%, 03/01/06........................          50,000            50,500
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

ELECTRONICS -- 0.9%
  Rockwell International Corp.
    5.200%, 01/15/45.........................     $   200,000      $    149,895
                                                                   ------------
FINANCIAL SERVICES -- 8.2%
  American General Institutional Capital,
    Series A
    7.570%, 12/01/45.........................         215,000           223,383
  American Resource Corp., Series B
    7.450%, 12/15/25.........................         175,000           189,383
  Amresco, Inc., Series 98-A
    9.875%, 03/15/05.........................          50,000            51,000
  Countrywide Capital III, Series B
    8.050%, 06/15/27.........................         100,000           110,118
  Countrywide Home Loan, Series MTNE
    7.260%, 05/10/04.........................         250,000           258,985
  CRIIMI MAE, Inc.
    9.125%, 12/01/02.........................         100,000           100,500
  Hutchison Whampoa Financial, Series C
    7.500%, 08/01/27.........................         200,000           180,642
  Lehman Brothers, Inc.
    6.625%, 02/15/08.........................         180,000           179,410
                                                                   ------------
                                                                      1,293,421
                                                                   ------------
INSURANCE -- 0.8%
  Jackson National Life Insurance Co.
    8.150%, 03/15/27.........................         110,000           122,634
                                                                   ------------
INVESTMENT SERVICES -- 1.0%
  MCN Investment Corp.
    6.300%, 04/02/01.........................         160,000           160,227
                                                                   ------------
GROCERY PRODUCTS -- 0.7%
  Archer-Daniels-Midland
    6.950%, 12/15/47.........................         105,000           106,697
                                                                   ------------
MACHINERY -- 0.7%
  Interlake Corp.
    12.125%, 03/01/02........................         100,000           103,000
                                                                   ------------
MISCELLANEOUS FINANCIAL -- 0.3%
  MCII Holding
    0.000%, 11/15/02*........................          50,000            47,250
                                                                   ------------
MULTIMEDIA -- 0.7%
  American Lawyer Media
    9.750%, 12/15/07.........................         100,000           105,250
                                                                   ------------
MULTILINE INSURANCE -- 0.8%
  Travelers Group
    6.875%, 2/15/49..........................         130,000           126,790
                                                                   ------------
THEATRES/ENTERTAINMENT -- 2.3%
  IMAX Corp.
    10.000%, 03/01/01........................         350,000           365,750
                                                                   ------------
NATURAL GAS/UTILITIES -- 1.8%
  KN Energy, Inc.
    6.450%, 03/01/03.........................         120,000           120,096
  KN Energy, Inc.
                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------

NATURAL GAS/UTILITIES (CONTINUED)

    7.450%, 03/01/47.........................     $   160,000      $    161,251
                                                                   ------------
                                                                        281,347
                                                                   ------------
OIL -- 1.6%
  LASMO, Inc.
    6.750%, 12/15/07.........................         250,000           246,875
                                                                   ------------
OIL WELL SERVICES -- 1.4%
  Petroleum Geological Services
    7.125%, 03/30/28.........................         225,000           225,713
                                                                   ------------
PRODUCERS/MANUFACTURING -- 1.0%
  Doskocil Manufacturing Co., Inc.
    10.125%, 09/15/07........................         100,000           107,000
  Figgie International, Inc.
    9.875%, 10/01/99.........................          50,000            52,000
                                                                   ------------
                                                                        159,000
                                                                   ------------
RENTAL-AUTO -- 1.5%
  Hertz Corp.
    7.000%, 01/15/28.........................         250,000           243,615
                                                                   ------------
RETAILING-CATALOG -- 1.3%
  Brylane L.P., Series B
    10.000%, 09/01/03........................         200,000           212,000
                                                                   ------------
SOFTWARE -- 0.3%
  IDT Corp.
    8.750%, 02/15/06.........................          50,000            49,938
                                                                   ------------
SPECIALTY RETAILING -- 2.4%
  CompUSA, Inc.
    9.500%, 06/15/00.........................         187,000           193,779
  Michaels Stores, Inc.
    10.875%, 06/15/06........................         100,000           112,000
  Musicland Group
    9.000%, 06/15/03.........................          75,000            74,250
                                                                   ------------
                                                                        380,029
                                                                   ------------
STEEL PRODUCERS -- 1.1%
  Russel Metals, Inc.
    10.250%, 06/15/00........................         170,000           176,375
                                                                   ------------
TELECOMMUNICATIONS -- 1.3%
  Cable & Wireless Communications
    6.375%, 03/06/03.........................         200,000           200,114
                                                                   ------------
TELEPHONE -- 3.8%
  AT&T Capital Corp., Series MTN3
    6.520%, 05/14/99.........................          50,000            50,393
  BellSouth Telecommunications, Inc.
    7.000%, 12/01/45.........................         215,000           226,567
  US West Capital Funding, Inc.
    7.900%, 02/01/27.........................         140,000           157,643
  US West Capital Funding, Inc.
    7.950%, 02/01/47.........................         150,000           171,000
                                                                   ------------
                                                                        605,603
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FULLY DISCRETIONARY FIXED INCOME FUND

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------

CORPORATE BONDS (Continued)
---------------------------------------------------------

TRANSPORTATION (NON-RAIL) -- 1.0%
  Federal Express
    7.600%, 07/01/47.........................     $   150,000      $    157,067
                                                                   ------------
UTILITIES-ELECTRIC -- 0.9%
  Yorkshire Power Finance
    6.154%, 02/25/03.........................         140,000           138,865
                                                                   ------------
WASTE MANAGEMENT -- 0.7%
  WMX Technologies, Inc.
    7.100%, 08/01/26.........................         110,000           113,988
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $5,750,943)..........................................         5,821,943
                                                                   ------------
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS -- 13.8%
-------------------------------------------------------------------------------
AUSTRALIA -- 9.2%
  Australian Government, Series 705
    7.500%, 07/15/05.........................         900,000           664,287
  Queensland Treasury-Global
    8.000%, 05/14/03.........................       1,080,000           792,346
                                                                   ------------
                                                                      1,456,633
                                                                   ------------
GERMANY -- 4.6%
  German Unity Fund
    8.000%, 01/21/02.........................       1,200,000           728,822
                                                                   ------------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
  (Cost $2,245,252)..........................................         2,185,455
                                                                   ------------
                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------

FOREIGN CORPORATE OBLIGATIONS -- 1.1%
-------------------------------------------------------------------------------
INDONESIA -- 0.4%
  PT Polysindo Interest*.....................     $     5,000      $      2,950
  PT Polysindo Interest*.....................           5,000             2,950
  PT Polysindo Principal*....................         100,000            59,000
                                                                   ------------
                                                                         64,900
                                                                   ------------
MALAYSIA -- 0.7%
  Tenaga Nasional Berhad
    7.625%, 04/29/07.........................         120,000           107,107
                                                                   ------------
TOTAL FOREIGN CORPORATE OBLIGATIONS
  (Cost $173,863)............................................           172,007
                                                                   ------------
-------------------------------------------------------------------------------
MUTUAL FUNDS -- 9.2%
-------------------------------------------------------------------------------
  Blackrock 2001 Term Trust, Inc.............          82,500           711,563
  Blackrock Strategic Term Trust, Inc........          86,500           746,063
                                                                   ------------
TOTAL MUTUAL FUNDS
  (Cost $1,414,457)                                                   1,457,626
                                                                   ------------
TOTAL INVESTMENTS -- 97.5%
  (Cost $15,275,648).........................................        15,427,043
OTHER ASSETS IN EXCESS OF LIABILITIES -- 2.5%................           399,266
                                                                   ------------
NET ASSETS -- 100.0%.........................................      $ 15,826,309
                                                                   ------------

---------------
* Non-Income Producing Security.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED INCOME FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                Partner, Chief Investment Officer, Fixed Income
                              James E. Kellerman,
                           Partner, Portfolio Manager
                                Richard J. King,
                             CFA, Portfolio Manager
                                 Malcom S. Day,
                             CFA, Portfolio Manager

  GOAL: The Nicholas-Applegate Short-Intermediate Fixed Income Fund seeks primarily to preserve principal and liquidity and, secondarily, to realize a relatively high level of current income from a portfolio of investment grade fixed-income securities with a maximum dollar-weighted maturity of five years.

  REVIEW AND OUTLOOK: For much of the 12-month period ending March 31, 1998, the positive, long-term fundamentals for the U.S. fixed income market were countered by mixed, short-term signals. The period was characterized by the contradictory presence of low inflation and declining long-term interest rates along with tight labor markets, economic strength, and low unemployment.

  The Asian economic and monetary crises also affected the fixed income market as expectations for tighter monetary policy gave way to forecasts of an imminent easing. While the Federal Reserve Board left interest rates unchanged during the period, the bond market fluctuated amid shifting investor perception in the months following the Asian crises.

  The Nicholas-Applegate Short-Intermediate Fixed Income Fund was up 7.5% in the period versus an identical gain for the Merrill Lynch 1-3 Year Government Index.

  Given the conflicting fundamentals evident in the fixed income market during the period, we typically positioned the Fund to maintain a relatively neutral interest-rate exposure. In the wake of the Asian crises, we increased the barbelled nature of the Fund to take advantage of the flattening yield curve.

  With a flat yield curve among shorter-maturity securities, we sought to enhance returns and increase the Fund's yield by investing in short-term mortgages and collateralized mortgage obligations (CMOs). Mortgages and asset-backed securities continue to offer significant yield premiums over Treasuries. Lower market volatility reduced the risk of prepayment associated with declining interest rates. To further protect against prepayment risk, we concentrated our exposure in securities with less prepayment sensitivity.

  At March-end, mortgage and asset-backed securities comprised more than 70% of the Fund's holdings.

  Looking ahead, we believe the prospects for fixed income investing remain promising based upon disinflation trends, decelerating government spending, and improved global efficiencies. However, in the short-to-intermediate term, a relatively strong economy, strong money growth, and tight labor markets create an environment where interest rates may need to be raised to preserve the deflationary trend. While maintaining our current neutral stance on interest rates due to short-term concerns, we continue to seek to add value through tactical yield-curve decisions and sector and issue selection.

--------------------------------------------------------------------------------

SHORT-INTERMEDIATE FIXED INCOME INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE SHORT-INTERMEDIATE FIXED INCOME INSTITUTIONAL PORTFOLIO WITH THE MERRILL LYNCH 1-3 YEAR TREASURY INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
  7.50%                         As of 03/31/98                         7.05%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            SHORT INTERMEDIATE   MERRILL LYNCH 1-3 YEAR
            FIXED INCOME FUND        TREASURY INDEX
8/31/95             $250,000.00             $250,000.00
9/95                $255,700.00             $251,200.00
12/95               $262,374.00             $257,505.00
3/96                $263,318.00             $258,381.00
6/96                $265,636.00             $260,990.00
9/96                $270,098.00             $265,297.00
12/96               $275,095.00             $270,364.00
3/97                $277,288.00             $272,148.00
6/97                $283,596.22             $278,141.96
9/97                $288,701.86             $283,593.66
12/97               $293,441.74             $288,325.28
3/31/98             $298,077.52             $292,578.72

This graph compares a $250,000 investment in the Short-Intermediate Fixed Income Institutional Portfolio with the Merrill Lynch 1-3 Year Treasury Index, on a cumulative and average annual total return basis. All return calculations reflect the reinvestment of income and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Merrill Lynch 1-3 Year Treasury is an index consisting of all public U.S. Treasury obligations having maturities from one to 2.99 years. It includes income and distributions but does not reflect fees, brokerage commissions or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED INCOME FUND

                                               PRINCIPAL
                                                 AMOUNT       VALUE
----------------------------------------------------------------------
AGENCY OBLIGATIONS -- 55.1%
----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION, DISCOUNT NOTES -- 3.4%
  5.900%, 04/01/98...........................  $  468,000  $   468,000
                                                           -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 27.8%
  Pool #380062
    9.500%, 11/01/04.........................     175,746      185,631
  Pool #380032
    10.000%, 10/01/03........................      71,055       75,085
  Pool #B00455
    9.000%, 12/01/03.........................     518,118      536,988
  Pool #1472E
    6.250%, 02/15/05.........................     185,396      185,569
  Pool #380078
    9.000%, 04/01/05.........................     378,965      397,025
  Pool #20012
    9.500%, 11/01/05.........................     101,566      108,040
  Pool #504019
    9.000%, 03/01/06.........................     189,183      196,307
  Pool #B00623
    9.000%, 06/01/06.........................     455,362      473,719
  Pool #504132
    9.000%, 07/01/06.........................     306,278      319,616
  WMF Huntoon Paige
    5.150%, 01/01/07.........................     191,378      185,337
  Pool #G10453
    9.000%, 06/01/07.........................     338,369      357,054
  Pool #555287
    9.750%, 05/01/11.........................     243,900      262,726
  Pool #1552 EA
    5.850%, 01/15/17.........................     185,000      184,595
  Pool #1836 D
    6.250%, 04/15/26.........................     300,000      301,125
                                                           -----------
                                                             3,768,817
                                                           -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.4%
  Pool #50155
    10.000%, 12/01/03........................       5,470        5,833
  Pool #070722
    9.000%, 01/01/06.........................     257,406      271,134
  Pool #303758
    9.500%, 07/01/06.........................     257,371      271,429
  Pool #2454
    14.750%, 10/01/12........................       5,572        6,779
  Pool #G93-40 D
    5.700%, 07/25/16.........................     200,000      198,562
  Pool #1993-136 PB
    6.000%, 03/25/19.........................     120,000      119,400
                                                           -----------
                                                               873,137
                                                           -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 17.5%
  Pool #780328
    10.000%, 10/15/06........................     356,803      379,773
  Pool #780306
    9.000%, 11/15/06.........................     290,976      303,343
  Pool #780182
    9.000%, 01/15/08.........................     440,733      459,188

                                               PRINCIPAL
                                                 AMOUNT       VALUE
----------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (CONTINUED)

  Pool #357290
    7.000%, 07/15/08.........................  $  801,050  $   817,848
  Pool #387501
    7.000%, 03/15/09.........................     184,369      188,298
  Pool #384159
    7.000%, 05/15/09.........................      73,461       75,021
  Pool #780369
    7.000%, 09/15/09.........................      74,587       76,166
  Pool #064054
    11.500%, 02/15/03........................       3,854        4,366
  Pool #059779
    11.500%, 03/15/13........................       2,590        2,956
  Pool #780179
    12.000%, 10/15/15........................      50,927       59,242
  Pool #141741
    11.000%, 11/15/15........................       6,213        7,062
  Pool #200947
    9.500%, 12/15/17.........................       4,246        4,614
                                                           -----------
                                                             2,377,877
                                                           -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $7,423,112)......................................    7,487,831
                                                           -----------
----------------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 24.7%
----------------------------------------------------------------------
AUTOMOBILES -- 3.4%
  Honda Receivables Grantor Trust 1997-A A
    5.850%, 02/15/03.........................      91,552       91,366
  Mitsubishi Motors Credit of America
    Automobile Trust 1997-1 A2
    5.790%, 05/15/00.........................     315,000      315,098
  Premier Auto Trust 1995-3 A4
    6.100%, 07/06/99.........................      50,106       50,221
                                                           -----------
                                                               456,685
                                                           -----------
CREDIT CARDS -- 8.8%
  American Express Credit Account Master
    Trust 1997-1 A
    6.400%, 04/15/05.........................     400,000      405,687
  Signet Credit Card Master Trust 1993-1 A
    5.200%, 02/15/02.........................     285,000      283,931
  First Bank Corporate Credit Card Master
    Trust 1997-1 A
    6.400%, 02/15/03.........................     320,000      323,900
  NationsBank Credit Card Master Trust 1995-1
    A
    6.450%, 04/15/03.........................     185,000      187,137
                                                           -----------
                                                             1,200,655
                                                           -----------
FINANCIAL SERVICES -- 3.0%
  Navistar Financial Corp. Owner Trust 1997-B
    A2
    5.956%, 01/15/00.........................     195,000      195,305

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SHORT-INTERMEDIATE FIXED INCOME FUND

                                               PRINCIPAL
                                                 AMOUNT       VALUE
----------------------------------------------------------------------

CMO'S AND ASSET-BACKED SECURITIES (Continued)
---------------------------------------------------------
FINANCIAL SERVICES (CONTINUED)

  Triangle Funding, Ltd. 1997-2X 1
    5.890%, 10/15/03.........................  $  215,000  $   214,597
                                                           -----------
                                                               409,902
                                                           -----------
MORTGAGE HOME EQUITY -- 7.7%
  The Money Store Residential Trust 1998-I A2
    6.200%, 03/15/00.........................     135,000      134,958
  The Money Store Residential Trust 1998-I A3
    6.215%, 02/15/11.........................     270,000      269,578
  Vanderbilt Mortgage Finance 1998-A
    6.265%, 10/07/11.........................     145,000      144,547
  Residential Funding Mortgage Sec. I
    1993-S47
    5.650%, 12/25/23.........................     245,812      242,778
  Residential Asset Securitization Trust
    1997-A2 A4
    7.125%, 04/25/27.........................     250,000      251,016
                                                           -----------
                                                             1,042,877
                                                           -----------
MORTGAGE RESIDENTIAL -- 1.8%
  IMC Home Equity Loan Trust 1997-5 A5
    6.610%, 06/20/13.........................     245,000      245,727
                                                           -----------
TOTAL CMO'S AND ASSET BACKED SECURITIES
  (Cost $3,350,565)......................................    3,355,846
                                                           -----------
----------------------------------------------------------------------
CORPORATE BONDS -- 6.3%
----------------------------------------------------------------------
FINANCIAL SERVICES -- 1.5%
  Lehman Brothers Holdings E
    6.625%, 12/27/02.........................     200,000      202,356
                                                           -----------
NATURAL GAS/UTILITIES -- 1.2%
  KN Energy, Inc.
    6.300%, 03/01/01.........................     135,000      135,035
  KN Energy, Inc.
    6.450%, 03/01/03.........................      35,000       35,028
                                                           -----------
                                                               170,063
                                                           -----------
                                               PRINCIPAL
                                                 AMOUNT       VALUE
----------------------------------------------------------------------
OIL WELL SERVICES -- 2.3%
  Enserch Corp.
    6.250%, 01/01/03.........................  $  320,000  $   317,722
                                                           -----------
TELECOMMUNICATIONS -- 1.3%
  Cable & Wireless Communications
    6.375%, 03/06/03.........................     170,000      170,097
                                                           -----------
TOTAL CORPORATE BONDS
  (Cost $858,317)........................................      860,238
                                                           -----------
                                                NUMBER OF
                                                   SHARES
----------------------------------------------------------------------
MUTUAL FUNDS -- 9.5%
----------------------------------------------------------------------
  Blackrock 2001 Term Trust, Inc.............      72,000      621,000
  Blackrock Strategic Term Trust, Inc........      77,400      667,575
                                                           -----------
TOTAL MUTUAL FUNDS
  (Cost $1,247,338)......................................    1,288,575
                                                           -----------
                                               PRINCIPAL
                                                 AMOUNT
----------------------------------------------------------------------
VARIABLE RATE OBLIGATIONS -- 3.4%
----------------------------------------------------------------------
BANK -- 3.4%
  BankAmerica Capital Trust III
    6.164%, 01/15/27.........................     120,000      117,618
  Chase Capital II
    6.152%, 02/01/27.........................     120,000      115,279
  NationsBank Capital Trust III
    6.144%, 01/15/27.........................     120,000      117,150
  Wachovia Capital Trust II
    6.094%, 01/15/27.........................     120,000      116,880
                                                           -----------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $472,580)........................................      466,927
                                                           -----------
TOTAL INVESTMENTS -- 99.1%
  (Cost $13,351,912).....................................   13,459,417
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.9%............      127,852
                                                           -----------
NET ASSETS -- 100.0%.....................................  $13,587,269
                                                           -----------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

STRATEGIC INCOME FUND
INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------

                                MANAGEMENT TEAM

                               Fred S. Robertson,
                Partner, Chief Investment Officer, Fixed Income
                              Douglas G. Forsyth,
                             CFA, Portfolio Manager
                                  Jan Friedli,
                               Portfolio Manager
                              Alan J. Brochstein,
                               Portfolio Manager
                                 Malcom S. Day,
                             CFA, Portfolio Manager
                                Richard J. King,
                             CFA, Portfolio Manager

  GOAL: The Nicholas-Applegate Strategic Income Fund seeks to provide a high level of current income and long-term capital appreciation through investment in diverse sectors of global bond markets.

  REVIEW AND OUTLOOK: In the United States, little evidence of inflation, strong economic growth, solid corporate earnings, and declining long-term interest rates contributed to a positive investment environment during the 12-month period ending March 31, 1998.

  Internationally, fixed income-market returns varied widely. The spread of the Asian monetary and economic crises in the final quarter of 1997 created an extremely difficult environment for emerging debt markets, particularly in October. The impact of the crises was not exclusive to South East Asian countries as investors ignored country-specific fundamentals and emerging debt markets around the world suffered declines.

  Conversely, some developed international markets delivered solid results in the period, particularly in Europe where low inflation and falling interest rates ahead of European Monetary Union enhanced the environment for European bonds. As we identified attractive opportunities overseas, we eliminated our exposure to U.S. convertible bonds in December.

  In a global environment characterized by extremes, security selection was critical to the Fund's outperformance. During the period, the Fund was up 20.1% versus a 17.2% gain for an equal-weighted composite of the Lehman
Mortgage-Backed Securities Index, the First Boston High Yield Index, and the JP Morgan Emerging Markets Bond Index+.

  All three of the Fund's asset classes performed well during the 12-month period and contributed to the Fund's solid gains. Mortgage securities continue to offer attractive yield premiums over U.S. Treasuries. While rising wages and lower interest rates triggered an increase in mortgage prepayments, we concentrated our mortgage exposure in sub-sectors such as commercial mortgages, which have less prepayment risk.

  Among emerging market debt holdings, shorter-maturity securities and securities of higher quality issuers such as Poland and Panama, as well as low exposure to lower credit countries such as Brazil and Russia, helped relative returns late in 1997 in the wake of the Asian crises. As the international environment improved in the first months of 1998, we increased our exposure to countries with greater risk/reward profiles such as Brazil. The Fund benefited from this exposure.

  Our high yield bond holdings also added to the Fund's gains. Our bottom-up approach to high yield investing and focus on company fundamentals resulted in value-added issue selection. Among the Fund's top-performing high yield bonds in the period were Qwest, Musicland, and Chancellor Media.

  While we have concerns regarding the potential for additional rounds of credit deterioration in the short term caused by the weak Japanese economy and rising defaults, our long-term outlook for fixed income investing remains bright. Low inflation, sound fiscal policies, and the worldwide disinflationary trend contribute to our optimism.

--------------------------------------------------------------------------------

STRATEGIC INCOME INSTITUTIONAL PORTFOLIO
------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $250,000 INVESTMENT IN NICHOLAS-APPLEGATE STRATEGIC INCOME INSTITUTIONAL PORTFOLIO WITH A MODEL INDEX CONSISTING OF 1/3 LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX, 1/3 FIRST BOSTON CONVERTIBLE INDEX AND 1/3 FIRST BOSTON HIGH YIELD BOND INDEX.

                                                                       SINCE
 1 YEAR                    ANNUALIZED TOTAL RETURNS                  INCEPTION
 20.06%                         As of 03/31/98                        18.86%

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                STRATEGIC INCOME
                 INSTITUTIONAL
                   PORTFOLIO          MODEL INDEX
31-Jul-96               $250,000.00    $250,000.00
30-Sep-96               $264,175.16    $258,997.00
31-Dec-96               $272,990.92    $267,792.00
31-Mar-97               $277,664.93    $269,691.00
30-Jun-97               $298,228.33    $284,677.00
30-Sep-97               $314,100.27    $301,187.00
31-Dec-97               $318,703.02    $302,348.00
31-Mar-98               $333,370.96    $315,140.00

This graph compares a $250,000 investment in the Strategic Income Institutional Portfolio with a model index consisting of 1/3 Lehman Brothers Mortgage-Backed Securities Index, 1/3 First Boston Convertible Index and 1/3 First Boston High Yield Bond Index, on a cumulative return basis. All return calculations reflect the reinvestment of income dividends and capital gains distributions, if any, as well as all fees and expenses applicable to the Portfolio.

The total returns for the Portfolio reflect the fact that the Investment Adviser has agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Portfolio, subject to possible later reimbursement during a five year period. Total return results may have been lower had there been no waiver or deferral.

The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged index consisting of fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

The First Boston Convertible Index is an unmanaged market weighted index representing the universe of convertible securities whether they are convertible preferred stocks or convertible bonds.

The First Boston High Yield Index is an unmanaged index that generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

Index returns reflect the reinvestment of income dividends and capital gains distributions, if any, but do not reflect fees, brokerage commissions, or other expenses of investing.

Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1998
------------------------------------------------------------------------
STRATEGIC INCOME FUND

                                                    NUMBER
                                                   OF SHARES          VALUE
-------------------------------------------------------------------------------
PREFERRED STOCKS -- 4.7%
-------------------------------------------------------------------------------
BROADCASTING -- 1.7%
  Chancellor Media, Series A, 12.250%........            500       $     71,125
                                                                   ------------
TELECOMMUNICATIONS -- 3.0%
  IXC Communications Inc., Series B,*
    12.500%..................................          1,060            129,320
                                                                   ------------
TOTAL PREFERRED STOCKS
  (Cost $169,511)............................................           200,445
                                                                   ------------

                                                   PRINCIPAL
                                                    AMOUNT
-------------------------------------------------------------------------------
CORPORATE BONDS -- 21.9%
-------------------------------------------------------------------------------
BROADCAST SERVICES -- 1.8%
  Source Media, Inc.
    12.000%, 11/01/04........................     $    75,000            74,625
                                                                   ------------
BUILDING -- RESIDENTIAL/COMMERCIAL -- 0.9%
  Standard Pacific Corp.
    10.500%, 03/01/00........................          37,000            39,035
                                                                   ------------
ELECTRONIC INSTRUMENTS -- 1.0%
  Electronic Retailing System, Inc.
    0.000%, 02/01/04*........................          75,000            43,500
                                                                   ------------
FINANCIAL SERVICES -- 4.6%
  Cowen Financial Corp.
    11.875%, 10/01/03........................          80,000            91,200
  Resource America, Inc.
    12.000%, 08/01/04........................         100,000           105,000
                                                                   ------------
                                                                        196,200
                                                                   ------------
PRODUCERS/MANUFACTURING -- 2.5%
  Doskocil Manufacturing Co., Inc.
    10.125%, 09/15/07........................          50,000            53,500
  Associated Materials, Inc.
    9.250%, 03/01/08.........................          50,000            51,375
                                                                   ------------
                                                                        104,875
                                                                   ------------
RESTAURANTS -- 0.4%
  Foodmaker, Inc.
    9.250%, 03/01/99.........................          18,000            18,225
                                                                   ------------
SOFTWARE -- 1.8%
  IDT Corp.
    8.750%, 02/15/06.........................          75,000            74,906
                                                                   ------------
SPECIALTY RETAILING -- 4.9%
  CompUSA, Inc.
    9.500%, 06/15/00.........................          50,000            51,687
  Musicland Group
    9.000%, 06/15/03.........................          75,000            74,250
  Michaels Stores, Inc.
    10.875%, 06/15/06........................          75,000            84,000
                                                                   ------------
                                                                        209,937
                                                                   ------------

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------
TELECOMMUNICATIONS -- 4.0%
  Sitel Corp.
    9.250%, 03/15/06.........................     $    50,000      $     50,500
  Telesystem International Wireless
    0.000%, 06/30/07*........................         100,000            69,875
  Teligent, Inc.
    11.500%, 12/01/07........................          50,000            52,250
                                                                   ------------
                                                                        172,625
                                                                   ------------
TOTAL CORPORATE BONDS
  (Cost $906,849)............................................           933,928
                                                                   ------------
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT BONDS -- 27.4%
-------------------------------------------------------------------------------
ARGENTINA -- 9.3%
  City of Buenos Aires
    10.500%, 05/28/04........................         200,000           187,250
  Republic of Argentina
    11.750%, 02/12/07........................         200,000           207,750
                                                                   ------------
                                                                        395,000
                                                                   ------------
BRAZIL -- 4.6%
  Republic of Brazil
    10.125%, 05/15/27........................         200,000           198,250
                                                                   ------------
KAZAKHSTAN -- 4.8%
  Republic of Kazakhstan
    9.250%, 12/20/99.........................         200,000           202,500
                                                                   ------------
MEXICO -- 4.1%
  United Mexican States
    11.375%, 09/15/16........................         150,000           176,250
                                                                   ------------
RUSSIA -- 4.6%
  Ministry Finance of Russia
    9.250%, 11/27/01.........................         200,000           195,625
                                                                   ------------
TOTAL FOREIGN GOVERNMENT BONDS
  (Cost $1,091,444)..........................................         1,167,625
                                                                   ------------
-------------------------------------------------------------------------------
FOREIGN CORPORATE OBLIGATIONS -- 10.4%
-------------------------------------------------------------------------------
ARGENTINA -- 2.2%
  CIA International Telecommunications
    10.375%, 08/01/04........................         100,000            91,250
                                                                   ------------
BRAZIL -- 4.5%
  Banco Nacional de Desenvolvimento Economico
    E Social
    9.000%, 09/24/07.........................         200,000           192,500
                                                                   ------------
INDONESIA -- 1.5%
  PT Polysindo Eka Perkasa Interest
    Promissory Note*.........................              50             2,950
  PT Polysindo Eka Perkasa Interest
    Promissory Note*.........................              50             2,950
  PT Polysindo Eka Perkasa Principal
    Promissory Note*.........................           1,000            59,000
                                                                   ------------
                                                                         64,900
                                                                   ------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
STRATEGIC INCOME FUND

                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------

FOREIGN CORPORATE OBLIGATIONS (Continued)
---------------------------------------------------------

RUSSIA -- 2.2%
  Tafneft Finance PLC
    9.000%, 10/29/02.........................     $   100,000      $     92,000
                                                                   ------------
TOTAL FOREIGN CORPORATE OBLIGATIONS
  (Cost $419,876)............................................           440,650
                                                                   ------------
-------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 18.3%
-------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 12.9%
  Pool 380003
    9.500%, 06/01/02.........................          21,829            22,584
  Pool 380062
    9.500%, 11/01/04.........................          53,032            56,016
  Pool 504019
    9.000%, 03/01/06.........................          37,836            39,261
  Pool 1734 E
    6.000%, 10/15/06.........................          65,000            64,898
  Pool E48322
    6.500%, 07/01/08.........................         105,224           105,635
  Pool E62975
    6.500%, 03/01/11.........................         198,277           199,826
  Pool 1590 G
    6.000%, 10/15/21.........................          60,000            59,137
                                                                   ------------
                                                                        547,357
                                                                   ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 5.4%
  Pool 2468
    10.500%, 12/01/00........................          67,093            69,788
  Pool 50319
    9.500%, 06/01/05.........................          44,585            47,414
  Pool G1993 - 40 D
    5.700%, 07/25/16.........................          65,000            64,533
  Pool G1994 - 9 PH
    6.500%, 09/01/21.........................          50,000            50,437
                                                                   ------------
                                                                        232,172
                                                                   ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $768,664)............................................           779,529
                                                                   ------------
-------------------------------------------------------------------------------
CMO'S AND ASSET-BACKED SECURITIES -- 3.9%
-------------------------------------------------------------------------------
MORTGAGE COMMERCIAL -- 2.8%
  Blackrock Capital Finance LP, 1997 - R3,
    AWAC
      6.278%, 11/25/37.......................          48,675            49,055
                                                   PRINCIPAL
                                                    AMOUNT            VALUE
-------------------------------------------------------------------------------

MORTGAGE COMMERCIAL (CONTINUED)

  Morgan Stanley Capital I, 1998 - WF1, X2
      1.115%, 01/15/18.......................     $ 1,500,000      $     67,500
                                                                   ------------
                                                                        116,555
                                                                   ------------
MORTGAGE RESIDENTIAL -- 1.1%
  Residential Asset Securitization Trust
    1998/A5 A3
    6.750%, 04/25/28.........................          50,000            47,352
                                                                   ------------
TOTAL CMO'S AND ASSET-BACKED SECURITIES
  (Cost $161,165)............................................           163,907
                                                                   ------------

                                                    NUMBER
                                                   OF SHARES
-------------------------------------------------------------------------------
MUTUAL FUNDS -- 9.8%
-------------------------------------------------------------------------------
  Blackrock 2001 Term Trust, Inc.............         25,000            215,626
  Blackrock Strategic Term Trust, Inc........         23,500            202,687
                                                                   ------------
TOTAL MUTUAL FUNDS
  (Cost $405,370)............................................           418,313
                                                                   ------------

                                                   PRINCIPAL
                                                    AMOUNT
-------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.5%
-------------------------------------------------------------------------------
  J.P. Morgan & Co., Inc. $108,000 at
      5.92%, (Agreement dated 03/31/98 to be
      repurchased at $108,017.76 on 04/01/98,
      collateralized by $110,000 FNMA Notes,
      6.74%, due 05/07/01) (Value
      $116,386.72)
    (Cost $108,000)..........................     $  108,000            108,000
                                                                   ------------

                                                    NUMBER
                                                   OF SHARES
-------------------------------------------------------------------------------
WARRANTS -- 0.1%
-------------------------------------------------------------------------------
  Electronic Retailing Systems, Inc.*
    (Cost $6,109)............................            150              3,750
                                                                   ------------
TOTAL INVESTMENTS -- 99.0%
  (Cost $4,036,988)..........................................         4,216,147
OTHER ASSETS IN EXCESS OF LIABILTIES -- 1.0%.................            41,634
                                                                   ------------
NET ASSETS -- 100.0%.........................................      $  4,257,781
                                                                   ------------

---------------
* Non-Income Producing Security

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                 NET ASSET        NET         NET REALIZED      DISTRIBUTIONS
                                 VALUES AT    INVESTMENT     AND UNREALIZED       FROM NET       DISTRIBUTIONS
                                 BEGINNING      INCOME       GAINS (LOSSES)      INVESTMENT          FROM
                                 OF PERIOD     (DEFICIT)     ON INVESTMENTS        INCOME        CAPITAL GAINS
---------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  For the year ended
    3/31/98...................   $   15.94     $   (0.17)       $   10.93         $      --        $   (1.65)
  For the year ended
    3/31/97...................       15.85         (0.17)            0.84                --            (0.58)
  For the period ended
    3/31/96*..................       12.50         (0.05)            3.40                --               --
EMERGING GROWTH(2)
  For the year ended
    3/31/98...................       11.06         (0.03)            5.10                --            (1.96)
  For the year ended
    3/31/97...................       15.10         (0.08)           (0.31)               --            (3.65)
  For the year ended
    3/31/96...................       11.58         (0.11)            4.45                --            (0.82)
  For the year ended
    3/31/95...................       11.38         (0.05)            0.95                --            (0.70)
  For the period ended
    3/31/94*..................       12.50         (0.04)           (0.69)               --            (0.39)
CORE GROWTH(3)
  For the year ended
    3/31/98...................       15.39         (0.07)            6.00                --            (4.16)
  For the year ended
    3/31/97...................       16.26         (0.08)            0.49                --            (1.28)
  For the year ended
    3/31/96...................       12.62         (0.03)            4.47                --            (0.80)
  For the year ended
    3/31/95...................       12.68         (0.01)            0.38                --            (0.43)
  For the period ended
    3/31/94*..................       12.50         (0.01)            0.92                --            (0.73)
LARGE CAP GROWTH(4)
  For the year ended
    3/31/98...................       13.00         (0.02)            7.55              0.00            (4.03)
  For the period ended
    3/31/97*..................       12.50            --             0.50                --               --
VALUE(5)
  For the year ended
    3/31/98...................       15.06         (0.00)            8.27                --            (1.43)
  For the period ended
    3/31/97*..................       12.50          1.50             3.11             (1.44)           (0.61)
INCOME & GROWTH(3)
  For the year ended
    3/31/98...................       14.97          0.47             4.20             (0.47)           (0.53)
  For the year ended
    3/31/97...................       14.45          0.51             1.51             (0.52)           (0.98)
  For the year ended
    3/31/96...................       11.86          0.53             2.59             (0.53)              --
  For the year ended
    3/31/95...................       13.39          0.54            (0.85)            (0.54)           (0.68)
  For the period ended
    3/31/94*..................       12.50          0.42             2.12             (0.42)           (1.23)
BALANCED GROWTH(2)
  For the year ended
    3/31/98+..................       13.94          0.34             5.14             (0.37)           (1.39)
  For the year ended
    3/31/97...................       14.20          0.36             0.75             (0.33)           (1.04)
  For the year ended
    3/31/96...................       12.01          0.37             2.19             (0.37)              --
  For the year ended
    3/31/95...................       11.71          0.22             0.30             (0.22)              --
  For the period ended
    3/31/94*..................       12.50          0.08            (0.79)            (0.08)              --
EMERGING COUNTRIES(6)
  For the year ended
    3/31/98...................       17.45          0.09             1.23                --            (1.62)
  For the year ended
    3/31/97...................       14.02         (0.06)            3.62             (0.05)           (0.13)
  For the year ended
    3/31/96...................       10.91            --             3.16             (0.05)              --
  For the period ended
    3/31/95*..................       12.50          0.08            (1.66)            (0.01)              --
INTERNATIONAL SMALL CAP
 GROWTH(7)
  For the year ended
    3/31/98...................       17.02         (0.13)            5.50                --            (3.94)
  For the year ended
    3/31/97...................       15.05            --             2.28             (0.08)           (0.23)
  For the year ended
    3/31/96...................       13.09          0.06             2.02             (0.12)              --
  For the year ended
    3/31/95...................       13.47          0.02            (0.22)            (0.06)           (0.12)
  For the period ended
    3/31/94*..................       12.50          0.01             0.96                --               --
INTERNATIONAL CORE GROWTH(4)
  For the year ended
    3/31/98...................       14.13         (0.02)            5.12                --            (0.68)
  For the period ended
    3/31/97*..................       12.50            --             1.63                --               --
WORLDWIDE GROWTH(2)
  For the year ended
    3/31/98+..................       14.21          0.25             4.56                --            (1.12)
  For the year ended
    3/31/97...................       15.42         (0.12)            2.08                --            (3.17)
  For the year ended
    3/31/96...................       13.06          0.06             2.58             (0.28)              --
  For the year ended
    3/31/95...................       13.15         (0.01)           (0.04)            (0.04)              --
  For the period ended
    3/31/94*..................       12.50            --             0.65                --               --
FULLY DISCRETIONARY FIXED
 INCOME(8)
  For the year ended
    3/31/98...................       12.54          0.84             0.70             (0.84)           (0.14)
  For the year ended
    3/31/97...................       12.72          0.79            (0.17)            (0.80)              --
  For the period ended
    3/31/96*..................       12.50          0.45             0.47             (0.44)           (0.26)
SHORT-INTERMEDIATE FIXED
 INCOME(8)
  For the year ended
    3/31/98...................       12.66          0.83             0.10             (0.83)              --
  For the year ended
    3/31/97...................       12.79          0.79            (0.13)            (0.79)              --
  For the period ended
    3/31/96*..................       12.50          0.37             0.29             (0.37)              --
STRATEGIC INCOME(9)
  For the year ended
    3/31/98...................       13.06          0.95             1.53             (0.95)           (1.15)
  For the period ended
    3/31/97*..................       12.50          0.61             0.76             (0.61)           (0.20)

--------------------
(1)  Commenced operations on July 12, 1995.
(2)  Commenced operations on October 1, 1993.
(3)  Commenced operations on April 19, 1993.
(4)  Commenced operations on December 27, 1996.
(5)  Commenced operations on April 30, 1996.
(6)  Commenced operations on November 28, 1994.
(7)  Commenced operations on December 31, 1993.
(8)  Commenced operations on August 31, 1995.
(9)  Commenced operations on July 31, 1996.
 *  Annualized
 ** Includes expenses allocated from the Master Trust Fund. See Notes to funds' financial Statements for amounts.
 + The total returns of these portfolios were linked to the total returns, after adjusting for the expenses and sales charge, of Portfolios A (the "Linking Portfolios") of their respective series of the Nicholas-Applegate Mutual Funds. Without linking to the Linking Portfolios, the total returns for the fiscal year ended March 31, 1998 of Balanced Growth and Worldwide Growth would have been 40.38% and 25.97%, respectively.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                     RATIO OF             RATIO OF
                                                                                    EXPENSES TO          EXPENSES TO
                                                                                    AVERAGE NET          AVERAGE NET
                                                                                   ASSETS, AFTER       ASSETS, BEFORE
                                   NET ASSET                                          EXPENSE              EXPENSE
                                   VALUES AT         TOTAL      NET ASSETS AT      REIMBURSEMENT        REIMBURSEMENT
                                 END OF PERIOD      RETURN      END OF PERIOD    AND FEE WAIVER**     AND FEE WAIVER**
------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH(1)
  For the year ended
    3/31/98...................     $   25.05          68.89%     $ 82,121,930             1.57%                1.83%
  For the year ended
    3/31/97...................         15.94           3.90%       28,711,622             1.56%                1.99%
  For the period ended
    3/31/96*..................         15.85          26.80%       25,237,077             1.55%                2.46%
EMERGING GROWTH(2)
  For the year ended
    3/31/98...................         14.17          47.38%      257,599,100             1.19%                1.44%
  For the year ended
    3/31/97...................         11.06          (5.66%)     167,230,059             1.17%                1.26%
  For the year ended
    3/31/96...................         15.10          38.27%      224,077,027             1.16%                1.20%
  For the year ended
    3/31/95...................         11.58           8.69%      206,695,605             1.18%                1.24%
  For the period ended
    3/31/94*..................         11.38          (6.06%)     165,939,862             1.17%                1.18%
CORE GROWTH(3)
  For the year ended
    3/31/98...................         17.16          42.49%      169,411,722             0.97%                1.19%
  For the year ended
    3/31/97...................         15.39           1.74%      156,443,417             1.00%                1.02%
  For the year ended
    3/31/96...................         16.26          35.81%      149,969,371             0.98%                1.06%
  For the year ended
    3/31/95...................         12.62           3.30%       72,825,771             0.99%                1.07%
  For the period ended
    3/31/94*..................         12.68           6.84%       77,947,252             0.97%                1.14%
LARGE CAP GROWTH(4)
  For the year ended
    3/31/98...................         16.50          63.32%        2,555,538             1.01%                3.67%
  For the period ended
    3/31/97*..................         13.00           4.00%        1,292,965             1.00%                4.99%
VALUE(5)
  For the year ended
    3/31/98...................         21.90          57.78%       10,259,674             1.01%                2.46%
  For the period ended
    3/31/97*..................         15.06          26.77%        3,062,377             1.00%                3.34%
INCOME & GROWTH(3)
  For the year ended
    3/31/98...................         18.64          31.78%       80,083,585             0.97%                1.20%
  For the year ended
    3/31/97...................         14.97          14.37%       18,343,841             1.00%                1.37%
  For the year ended
    3/31/96...................         14.45          26.69%       17,239,363             1.00%                1.53%
  For the year ended
    3/31/95...................         11.86          (2.02%)      12,506,203             1.00%                1.48%
  For the period ended
    3/31/94*..................         13.39          20.18%       18,331,546             0.99%                1.50%
BALANCED GROWTH(2)
  For the year ended
    3/31/98+..................         17.66          40.38%          991,969             1.01%                3.44%
  For the year ended
    3/31/97...................         13.94           7.46%          709,692             1.00%                7.37%
  For the year ended
    3/31/96...................         14.20          21.45%          625,350             1.00%                9.90%
  For the year ended
    3/31/95...................         12.01           4.56%          283,586             1.00%               20.66%
  For the period ended
    3/31/94*..................         11.71          (5.66%)         142,745             0.99%               43.16%
EMERGING COUNTRIES(6)
  For the year ended
    3/31/98...................         17.15           8.77%       88,062,897             1.66%                2.02%
  For the year ended
    3/31/97...................         17.45          25.48%       56,917,892             1.65%                1.87%
  For the year ended
    3/31/96...................         14.02          29.06%        6,877,500             1.65%                3.59%
  For the period ended
    3/31/95*..................         10.91         (12.64%)       2,020,615             1.65%                2.14%
INTERNATIONAL SMALL CAP
  GROWTH(7)
  For the year ended
    3/31/98...................         18.45          37.02%       42,850,765             1.41%                1.94%
  For the year ended
    3/31/97...................         17.02          15.25%       48,504,553             1.40%                1.68%
  For the year ended
    3/31/96...................         15.05          15.99%       20,245,194             1.40%                2.44%
  For the year ended
    3/31/95...................         13.09          (1.54%)      16,923,561             1.40%                1.92%
  For the period ended
    3/31/94*..................         13.47           7.60%        3,668,113             1.40%                2.35%
INTERNATIONAL CORE GROWTH(4)
  For the year ended
    3/31/98...................         18.55          36.91%       32,305,002             1.41%                1.92%
  For the period ended
    3/31/97*..................         14.13          13.04%        4,593,482             1.40%                3.14%
WORLDWIDE GROWTH(2)
  For the year ended
    3/31/98+..................         17.90          35.08%       11,686,355             1.36%                1.87%
  For the year ended
    3/31/97...................         14.21          13.18%        2,655,712             1.35%                3.05%
  For the year ended
    3/31/96...................         15.42          20.37%        3,613,140             1.35%                2.60%
  For the year ended
    3/31/95...................         13.06          (0.34%)       4,086,668             1.35%                2.50%
  For the period ended
    3/31/94*..................         13.15           5.20%        2,981,559             1.34%                3.58%
FULLY DISCRETIONARY FIXED
  INCOME(8)
  For the year ended
    3/31/98...................         13.10          12.60%       15,758,988             0.46%                1.64%
  For the year ended
    3/31/97...................         12.54           4.98%       15,865,442             0.45%                3.74%
  For the period ended
    3/31/96*..................         12.72           5.49%        4,413,386             0.45%                6.45%
SHORT-INTERMEDIATE FIXED
  INCOME(8)
  For the year ended
    3/31/98...................         12.76           7.50%       13,534,562             0.36%                1.51%
  For the year ended
    3/31/97...................         12.66           5.30%        5,363,962             0.35%                2.86%
  For the period ended
    3/31/96*..................         12.79           5.33%        4,725,591             0.35%                3.17%
STRATEGIC INCOME(9)
  For the year ended
    3/31/98...................         13.44          20.06%        4,241,035             0.76%                3.62%
  For the period ended
    3/31/97*..................         13.06          11.07%        4,205,509             0.77%                2.33%

                                    RATIO OF NET           RATIO OF NET
                                 INCOME (DEFICIT) TO    INCOME (DEFICIT) TO
                                     AVERAGE NET            AVERAGE NET
                                    ASSETS, AFTER         ASSETS, BEFORE
                                       EXPENSE                EXPENSE
                                    REIMBURSEMENT          REIMBURSEMENT
                                  AND FEE WAIVER**       AND FEE WAIVER**
------------------------------
MINI CAP GROWTH(1)
  For the year ended
    3/31/98...................            (2.51%)                (2.77%)
  For the year ended
    3/31/97...................            (1.08%)                (1.30%)
  For the period ended
    3/31/96*..................            (0.98%)                (1.36%)
EMERGING GROWTH(2)
  For the year ended
    3/31/98...................            (1.16%)                (1.41%)
  For the year ended
    3/31/97...................            (0.72%)                (0.81%)
  For the year ended
    3/31/96...................            (0.62%)                (0.66%)
  For the year ended
    3/31/95...................            (0.58%)                (0.64%)
  For the period ended
    3/31/94*..................            (0.83%)                (0.84%)
CORE GROWTH(3)
  For the year ended
    3/31/98...................            (0.72%)                (0.94%)
  For the year ended
    3/31/97...................            (0.45%)                (0.47%)
  For the year ended
    3/31/96...................            (0.32%)                (0.40%)
  For the year ended
    3/31/95...................            (0.06%)                (0.14%)
  For the period ended
    3/31/94*..................            (0.07%)                (0.24%)
LARGE CAP GROWTH(4)
  For the year ended
    3/31/98...................            (0.17%)                (2.82%)
  For the period ended
    3/31/97*..................            (0.06%)                (1.68%)
VALUE(5)
  For the year ended
    3/31/98...................             2.33%                  0.87%
  For the period ended
    3/31/97*..................             1.64%                  0.59%
INCOME & GROWTH(3)
  For the year ended
    3/31/98...................             6.25%                  6.01%
  For the year ended
    3/31/97...................             3.43%                  3.03%
  For the year ended
    3/31/96...................             3.88%                  3.34%
  For the year ended
    3/31/95...................             4.28%                  3.80%
  For the period ended
    3/31/94*..................             3.36%                  2.85%
BALANCED GROWTH(2)
  For the year ended
    3/31/98+..................             4.21%                  1.77%
  For the year ended
    3/31/97...................             2.49%                 (3.63%)
  For the year ended
    3/31/96...................             2.74%                 (5.74%)
  For the year ended
    3/31/95...................             2.06%                (17.60%)
  For the period ended
    3/31/94*..................             1.59%                (40.58%)
EMERGING COUNTRIES(6)
  For the year ended
    3/31/98...................             1.15%                  0.79%
  For the year ended
    3/31/97...................            (0.52%)                (0.76%)
  For the year ended
    3/31/96...................             0.29%                 (1.41%)
  For the period ended
    3/31/95*..................             1.73%                  1.24%
INTERNATIONAL SMALL CAP
  GROWTH(7)
  For the year ended
    3/31/98...................            (0.91%)                (1.44%)
  For the year ended
    3/31/97...................            (0.38%)                (0.63%)
  For the year ended
    3/31/96...................             0.34%                 (0.07%)
  For the year ended
    3/31/95...................             0.19%                 (0.33%)
  For the period ended
    3/31/94*..................             0.36%                 (0.59%)
INTERNATIONAL CORE GROWTH(4)
  For the year ended
    3/31/98...................            (0.12%)                (0.63%)
  For the period ended
    3/31/97*..................             0.43%                 (0.41%)
WORLDWIDE GROWTH(2)
  For the year ended
    3/31/98+..................            (0.31%)                (0.83%)
  For the year ended
    3/31/97...................            (0.43%)                (2.06%)
  For the year ended
    3/31/96...................             0.20%                 (0.99%)
  For the year ended
    3/31/95...................             0.05%                 (1.10%)
  For the period ended
    3/31/94*..................             0.05%                 (2.19%)
FULLY DISCRETIONARY FIXED
  INCOME(8)
  For the year ended
    3/31/98...................            12.80%                 11.62%
  For the year ended
    3/31/97...................             6.12%                  4.71%
  For the period ended
    3/31/96*..................             6.39%                  2.63%
SHORT-INTERMEDIATE FIXED
  INCOME(8)
  For the year ended
    3/31/98...................            13.03%                 11.88%
  For the year ended
    3/31/97...................             6.18%                  4.95%
  For the period ended
    3/31/96*..................             5.81%                 (4.01%)
STRATEGIC INCOME(9)
  For the year ended
    3/31/98...................            14.04%                 11.18%
  For the period ended
    3/31/97*..................             6.97%                  6.36%

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF ASSETS AND LIABILITIES AS OF MARCH 31, 1998
------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                           MINI CAP      EMERGING                  LARGE CAP                 INCOME &
                                            GROWTH        GROWTH     CORE GROWTH     GROWTH       VALUE       GROWTH
                                          -----------------------------------------------------------------------------
ASSETS
  Investments in Master Trust Fund, at
    value*..............................  $82,164,598  $257,751,807  $169,529,821  $2,547,447  $10,250,391  $80,129,067
  Receivable for shares of beneficial
    interests sold......................       12,946     6,206,735            50         730           --          100
  Receivable for investments sold in
    Master Trust Fund...................      267,424     6,342,064       406,935       6,823           --       28,645
  Due from advisor......................       45,502        23,706            --      13,310       15,058           --
  Other assets..........................           --            --            --          --           --           --
                                          -----------------------------------------------------------------------------
    Total assets........................   82,490,470   270,324,312   169,936,806   2,568,310   10,265,449   80,157,812
                                          -----------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased in
    Master Trust Fund...................       12,946     6,206,735            50         730           --          100
  Payable for shares of beneficial
    interest repurchased................      267,424     6,342,064       406,935       6,823           --       28,645
  Due to advisor........................           --            --        27,222          --           --       18,262
  Accrued Expenses......................       88,170       176,413        90,877       5,219        5,775       27,220
                                          -----------------------------------------------------------------------------
    Total liabilities...................      368,540    12,725,212       525,084      12,772        5,775       74,227
                                          -----------------------------------------------------------------------------
NET ASSETS..............................  $82,121,930  $257,599,100  $169,411,722  $2,555,538  $10,259,674  $80,083,585
                                          -----------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................   53,762,454   196,485,680   135,484,546   2,037,327    7,733,094   69,493,556
  Accumulated undistributed net
    investment income (deficit).........   (1,280,770)   (5,653,738)   (1,840,367)     (2,468)      27,089       (5,038)
  Accumulated undistributed net realized
    gain (loss).........................    2,365,460   (21,896,426)   (1,611,676)     97,115      143,236   (1,127,997)
  Accumulated undistributed foreign
    exchange gain (loss)................           --            --            --          --           --           --
  Net unrealized foreign exchange gain
    (loss)..............................           --            --            --          --           --           --
  Net unrealized appreciation on
    investments.........................   27,274,786    88,663,584    37,379,219     423,564    2,356,255   11,723,064
                                          -----------------------------------------------------------------------------
    Net assets..........................  $82,121,930  $257,599,100  $169,411,722  $2,555,538  $10,259,674  $80,083,585
                                          -----------------------------------------------------------------------------
  Shares of beneficial interest, no par
    value, issued and outstanding
    (unlimited shares authorized).......    3,278,934    18,180,077     9,871,462     154,904      468,460    4,295,417
                                          -----------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares of
    beneficial interest)................  $     25.05  $      14.17  $      17.16  $    16.50        21.90  $     18.64
                                          -----------------------------------------------------------------------------
*Cost of investments in the Master Trust
   Fund.................................  $47,503,134  $ 99,751,319  $ 77,478,587  $1,595,686  $ 6,904,186  $60,264,596
                                          -----------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                   INTERNATIONAL                                 FULLY
                                           BALANCED    EMERGING      SMALL CAP    INTERNATIONAL  WORLDWIDE   DISCRETIONARY
                                            GROWTH     COUNTRIES      GROWTH       CORE GROWTH     GROWTH    FIXED INCOME
                                          --------------------------------------------------------------------------------
ASSETS
  Investments in Master Trust Fund, at
    value*..............................  $  997,545  $88,076,465  $42,853,636    $ 32,312,372   $11,691,758 $ 15,769,663
  Receivable for shares of beneficial
    interests sold......................          --           18        4,092              --    2,778,105         1,440
  Receivable for investments sold in
    Master Trust Fund...................          --          846           --              --           --            --
  Due from advisor......................       4,186       33,255       40,306           9,966        6,871         1,949
  Other assets..........................          --           --           --              --           --            --
                                          --------------------------------------------------------------------------------
    Total assets........................   1,001,731   88,110,584   42,898,034      32,322,338   14,476,734    15,773,052
                                          --------------------------------------------------------------------------------
LIABILITIES
  Payable for investments purchased in
    Master Trust Fund...................          --           18        4,092              --    2,778,105         1,440
  Payable for shares of beneficial
    interest repurchased................          --          846           --              --           --            --
  Due to advisor........................          --           --           --              --           --            --
  Accrued Expenses......................       9,762       46,823       43,177          17,336       12,274        12,624
                                          --------------------------------------------------------------------------------
    Total liabilities...................       9,762       47,687       47,269          17,336    2,790,379        14,064
                                          --------------------------------------------------------------------------------
NET ASSETS..............................  $  991,969  $88,062,897  $42,850,765    $ 32,305,002   $11,686,355 $ 15,758,988
                                          --------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................     755,649   82,542,447   29,953,497      28,042,378    9,462,674    15,352,634
  Accumulated undistributed net
    investment income (deficit).........         (39)     256,482     (695,103  )      (18,891 )    (96,107)           14
  Accumulated undistributed net realized
    gain (loss).........................      91,527   (5,718,403)   1,806,612      (1,048,020 )    559,443       127,089
  Accumulated undistributed foreign
    exchange gain (loss)................       2,772     (340,473)    (658,920  )     (103,371 )    (30,288)      151,328
  Net unrealized foreign exchange gain
    (loss)..............................        (543)        (248)      10,484          10,059          611       (22,935)
  Net unrealized appreciation on
    investments.........................     142,603   11,323,092   12,434,195       5,422,847    1,790,022       150,858
                                          --------------------------------------------------------------------------------
    Net assets..........................  $  991,969  $88,062,897  $42,850,765    $ 32,305,002   $11,686,355 $ 15,758,988
                                          --------------------------------------------------------------------------------
  Shares of beneficial interest, no par
    value, issued and outstanding
    (unlimited shares authorized).......      56,158    5,135,768    2,322,516       1,741,249      652,798     1,202,616
                                          --------------------------------------------------------------------------------
COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares of
    beneficial interest)................  $    17.66  $     17.15  $     18.45    $      18.55   $    17.90  $      13.10
                                          --------------------------------------------------------------------------------
*Cost of investments in the Master Trust
   Fund.................................  $  596,409  $75,722,548  $21,138,290    $ 26,954,919   $8,392,856  $ 13,974,244
                                          --------------------------------------------------------------------------------

                                             SHORT-
                                          INTERMEDIATE   STRATEGIC
                                          FIXED INCOME     INCOME

ASSETS
  Investments in Master Trust Fund, at
    value*..............................  $ 13,532,610   $4,226,190
  Receivable for shares of beneficial
    interests sold......................            14       25,015
  Receivable for investments sold in
    Master Trust Fund...................         1,306           --
  Due from advisor......................         5,012       21,003
  Other assets..........................            --           --

    Total assets........................    13,538,942    4,272,208

LIABILITIES
  Payable for investments purchased in
    Master Trust Fund...................            14       25,015
  Payable for shares of beneficial
    interest repurchased................         1,306           --
  Due to advisor........................            --           --
  Accrued Expenses......................         3,060        6,158

    Total liabilities...................         4,380       31,173

NET ASSETS..............................  $ 13,534,562   $4,241,035

COMPOSITION OF NET ASSETS
  Paid-in capital.......................    13,522,486    3,963,919
  Accumulated undistributed net
    investment income (deficit).........          (471 )       (227)
  Accumulated undistributed net realized
    gain (loss).........................       (94,503 )     99,490
  Accumulated undistributed foreign
    exchange gain (loss)................            --           --
  Net unrealized foreign exchange gain
    (loss)..............................            --           --
  Net unrealized appreciation on
    investments.........................       107,050      177,853

    Net assets..........................  $ 13,534,562   $4,241,035

  Shares of beneficial interest, no par
    value, issued and outstanding
    (unlimited shares authorized).......     1,060,314      315,618

COMPUTATION OF
  Net asset value per share of
    beneficial interest (Net
    assets/Outstanding shares of
    beneficial interest)................  $      12.76   $    13.44

*Cost of investments in the Master Trust
   Fund.................................  $ 12,272,549   $3,069,358


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1998
------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                            MINI CAP      EMERGING        CORE       LARGE CAP                 INCOME &
                                             GROWTH        GROWTH        GROWTH        GROWTH       VALUE       GROWTH
                                          -------------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income (deficit) from
    Master Trust Fund...................  $   (841,804) $ (1,288,646) $   (483,356) $      (793 ) $   82,696  $ 1,708,905
                                          -------------------------------------------------------------------------------
EXPENSES
  Accounting fees.......................        43,656       148,805        98,664        1,191        4,418       34,472
  Administration fees...................         5,000         5,000        11,577        4,850        5,000        9,702
  Audit & tax fees......................        17,303       113,833        77,699          499        2,666        9,925
  Co-Administration fees................        68,683       231,964       152,793        1,852        6,943       54,144
  Insurance.............................         3,916        14,311         9,292          100          396        3,429
  Legal fees............................         8,916        21,988         6,463          268          814        5,493
  Miscellaneous.........................         5,391        17,266        10,961          105          140        2,528
  Organization costs....................         1,758         3,480        14,178           --        2,640        7,914
  Registration fees -- federal..........         1,046           869         3,999          347          730          161
  Registration fees -- state............        17,331        11,491        11,085        7,316        4,659        9,214
  Shareholder reporting fees............        31,106       106,105        35,304          878        1,140        9,518
  Transfer agent fees...................        13,459        19,469        10,755        8,484       13,730       13,185
  Trustees' fees........................         1,270         1,270         1,270        1,270        1,270        1,270
                                          -------------------------------------------------------------------------------
    Total expenses......................       218,835       695,851       444,040       27,160       44,546      160,955
  Less: Reimbursement to (from)
    advisor.............................      (115,811)     (347,903)     (176,970)     (24,382 )    (34,132)     (78,651)
  Less: Co-Administration fees waived...       (68,683)     (231,964)     (152,793)      (1,852 )     (6,943)     (54,144)
  Add: Line of credit commitment fee....         4,717        16,166        10,770          129          473        3,658
                                          -------------------------------------------------------------------------------
    Net expenses........................        39,058       132,150       125,047        1,055        3,944       31,818
                                          -------------------------------------------------------------------------------
      Net investment income (deficit)...      (880,862)   (1,420,796)     (608,403)      (1,848 )     78,752    1,677,087
                                          -------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................     5,702,809    19,936,816    22,622,123      457,639      589,196      731,644
  Net realized foreign exchange gain
    (loss)..............................            --            --            --           --           --           --
  Change in net unrealized foreign
    exchange gain (loss)................            --            --            --           --           --           --
  Change in net unrealized appreciation
    of investments......................    25,834,769    66,819,210    31,369,805      458,679    2,119,154   10,225,027
                                          -------------------------------------------------------------------------------
    Net gain on investments.............    31,537,578    86,756,026    53,991,928      916,318    2,708,350   10,956,671
                                          -------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS............  $ 30,656,716  $ 85,335,230  $ 53,383,525  $   914,470   $2,787,102  $12,633,758
                                          -------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                INTERNATIONAL  INTERNATIONAL                  FULLY
                                          BALANCED   EMERGING     SMALL CAP        CORE       WORLDWIDE   DISCRETIONARY
                                           GROWTH   COUNTRIES      GROWTH         GROWTH       GROWTH     FIXED INCOME
                                          -----------------------------------------------------------------------------
INVESTMENT INCOME
  Net investment income (deficit) from
    Master Trust Fund...................  $18,188   $  437,634  $   (176,124 ) $     (9,169 ) $(10,269)   $    902,822
                                          -----------------------------------------------------------------------------
EXPENSES
  Accounting fees.......................      546       45,741        27,849         13,595      4,830           9,091
  Administration fees...................    1,017       12,540        22,911         25,755      2,100           5,000
  Audit & tax fees......................      365       35,446        29,831          4,607      2,219              20
  Co-Administration fees................      848       71,242        42,917         21,566      7,598          14,040
  Insurance.............................       55        4,167         2,477          1,341        466             846
  Legal fees............................      119        8,748         2,976          3,064      1,115             919
  Miscellaneous.........................      418        4,465         3,884          1,527        452             294
  Organization costs....................       --        5,566         4,698             --         --           1,466
  Registration fees -- federal..........       30       12,099         6,714          1,219         --           3,336
  Registration fees -- state............    5,677       10,061         7,455          7,327      5,865           1,376
  Shareholder reporting fees............      393       24,252        33,783         10,027      3,637          22,547
  Transfer agent fees...................    8,907       28,313        11,728          7,742     14,456          12,076
  Trustees' fees........................    1,270        1,271         1,270          1,270      1,270           1,270
                                          -----------------------------------------------------------------------------
    Total expenses......................   19,645      263,911       198,493         99,040     44,008          72,281
  Less: Reimbursement to (from)
    advisor.............................  (18,372 )   (157,048)     (134,118 )      (66,691 )  (25,013)        (51,218)
  Less: Co-Administration fees waived...     (848 )    (71,242)      (42,917 )      (21,566 )   (7,598)        (14,040)
  Add: Line of credit commitment fee....       59        4,973         3,068          1,448        516             989
                                          -----------------------------------------------------------------------------
    Net expenses........................      484       40,594        24,526         12,231     11,913           8,012
                                          -----------------------------------------------------------------------------
      Net investment income (deficit)...   17,704      397,040      (200,650 )      (21,400 )  (22,182)        894,810
                                          -----------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................  147,843   (3,680,106)    7,163,821       (105,248 )  782,735         445,811
  Net realized foreign exchange gain
    (loss)..............................    2,772     (285,046)     (308,056 )      (89,660 )  (20,076)         75,080
  Change in net unrealized foreign
    exchange gain (loss)................     (543 )      5,688        15,626         11,360      1,237         (23,873)
  Change in net unrealized appreciation
    of investments......................  111,449    8,948,453     7,158,809      5,365,147   1,416,386        269,650
                                          -----------------------------------------------------------------------------
    Net gain on investments.............  261,521    4,988,989    14,030,200      5,181,599   2,180,282        766,668
                                          -----------------------------------------------------------------------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS............  $279,225  $5,386,029  $ 13,829,550   $  5,160,199   $2,158,100  $  1,661,478
                                          -----------------------------------------------------------------------------

                                             SHORT-
                                          INTERMEDIATE   STRATEGIC
                                          FIXED INCOME     INCOME

INVESTMENT INCOME
  Net investment income (deficit) from
    Master Trust Fund...................  $   815,049    $  291,720

EXPENSES
  Accounting fees.......................        8,042         2,676
  Administration fees...................        5,000         5,000
  Audit & tax fees......................        1,661         1,751
  Co-Administration fees................       12,454         4,142
  Insurance.............................          919           240
  Legal fees............................        1,039         1,171
  Miscellaneous.........................        3,759           210
  Organization costs....................        1,465            --
  Registration fees -- federal..........          343         1,119
  Registration fees -- state............        1,178         8,477
  Shareholder reporting fees............        8,875           577
  Transfer agent fees...................       10,435        16,285
  Trustees' fees........................        1,270         1,270

    Total expenses......................       56,440        42,918
  Less: Reimbursement to (from)
    advisor.............................      (37,759  )    (36,705)
  Less: Co-Administration fees waived...      (12,454  )     (4,142)
  Add: Line of credit commitment fee....          875           292

    Net expenses........................        7,102         2,363

      Net investment income (deficit)...      807,947       289,357

NET REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................      (49,687  )    283,198
  Net realized foreign exchange gain
    (loss)..............................           --            --
  Change in net unrealized foreign
    exchange gain (loss)................           --            --
  Change in net unrealized appreciation
    of investments......................      143,949       172,178

    Net gain on investments.............       94,262       455,376

NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS............  $   902,209    $  744,733


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                                MINI CAP GROWTH                EMERGING GROWTH
                                          ----------------------------  -----------------------------
                                             FOR THE        FOR THE        FOR THE         FOR THE
                                           YEAR ENDED      YEAR ENDED    YEAR ENDED      YEAR ENDED
                                            MARCH 31,      MARCH 31,      MARCH 31,       MARCH 31,
                                              1998            1997          1998            1997
                                          -----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....  $    (880,862)  $   (322,817) $  (1,420,796)  $  (1,318,817)
    Net realized gain (loss) from
      security transactions.............      5,702,809      2,962,417     19,936,816      40,968,639
    Net realized foreign exchange gain
      (loss)............................             --             --             --              --
    Change in net unrealized foreign
      exchange gain (loss)..............             --             --             --              --
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................     25,834,769     (1,715,457)    66,819,210     (41,243,766)
                                          -----------------------------------------------------------
        Net increase (decrease) in net
          assets resulting from
          operations....................     30,656,716        924,143     85,335,230      (1,593,944)
                                          -----------------------------------------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............             --             --             --              --
    Capital gain*.......................     (5,282,913)      (960,218)   (32,260,858)    (37,468,037)
                                          -----------------------------------------------------------
        Total distributions.............     (5,282,913)      (960,218)   (32,260,858)    (37,468,037)
                                          -----------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from shares sold...........     69,138,576     13,080,834    189,400,743      70,456,223
    Proceeds from shares issued for
      distribution reinvestment.........      4,472,132        754,309     30,980,160      33,951,298
    Cost of shares repurchased..........    (45,574,203)   (10,324,523)  (183,086,234)   (122,192,508)
                                          -----------------------------------------------------------
      Increase (decrease) in net assets
        derived from transactions in
        shares of beneficial interest...     28,036,505      3,510,620     37,294,669     (17,784,987)
                                          -----------------------------------------------------------
        Total increase (decrease) in net
          assets........................     53,410,308      3,474,545     90,369,041     (56,846,968)
NET ASSETS
  BEGINNING OF PERIOD...................     28,711,622     25,237,077    167,230,059     224,077,027
                                          -----------------------------------------------------------
  END OF PERIOD.........................  $  82,121,930   $ 28,711,622  $ 257,599,100   $ 167,230,059
                                          -----------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................      1,801,049      1,592,133     15,120,583      14,834,897
  Shares sold...........................      3,242,406        724,572     14,212,349       5,471,066
  Shares issued for distributions
    reinvested..........................        202,450         43,501      2,375,782       2,681,778
  Shares repurchased....................     (1,966,971)      (559,157)   (13,528,637)     (7,867,158)
                                          -----------------------------------------------------------
      Ending balance....................      3,278,934      1,801,049     18,180,077      15,120,583
                                          -----------------------------------------------------------

-------------
  * See Financial Highlights for per share distribution amounts.
  + Commenced operations on December 27, 1996.
 ++ Commenced operations on April 30, 1996.
+++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                             LARGE CAP GROWTH                  VALUE
                                                  CORE GROWTH           ---------------------------  --------------------------
                                          ----------------------------                    FOR THE                     FOR THE
                                             FOR THE        FOR THE        FOR THE        PERIOD        FOR THE        PERIOD
                                           YEAR ENDED      YEAR ENDED    YEAR ENDED        ENDED      YEAR ENDED       ENDED
                                            MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,
                                              1998            1997          1998           1997+         1998          1997++
                                          -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....  $    (608,403)  $   (807,350)  $     (1,848)  $     (192 )   $    78,752   $  38,054
    Net realized gain (loss) from
      security transactions.............     22,622,123     24,083,173        457,639       71,363         589,196     278,762
    Net realized foreign exchange gain
      (loss)............................             --             --             --           --              --          --
    Change in net unrealized foreign
      exchange gain (loss)..............             --             --             --           --              --          --
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................     31,369,805    (21,156,642)       458,679      (35,115 )     2,119,154     237,101
                                          -------------------------------------------------------------------------------------
        Net increase (decrease) in net
          assets resulting from
          operations....................     53,383,525      2,119,181        914,470       36,056       2,787,102     553,917
                                          -------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............             --             --           (428)          --         (63,521)    (26,196)
    Capital gain*.......................    (32,727,125)   (13,534,098)      (431,887)          --        (619,777)   (104,945)
                                          -------------------------------------------------------------------------------------
        Total distributions.............    (32,727,125)   (13,534,098)      (432,315)          --        (683,298)   (131,141)
                                          -------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from shares sold...........     53,115,867     57,722,183      2,299,980    1,321,861       5,455,630   2,647,153
    Proceeds from shares issued for
      distribution reinvestment.........     32,405,271     13,248,640        108,962           --         683,297     131,141
    Cost of shares repurchased..........    (93,209,233)   (53,081,860)    (1,628,524)     (65,952 )    (1,045,434)   (139,693)
                                          -------------------------------------------------------------------------------------
      Increase (decrease) in net assets
        derived from transactions in
        shares of beneficial interest...     (7,688,095)    17,888,963        780,418    1,255,909       5,093,493   2,638,601
                                          -------------------------------------------------------------------------------------
        Total increase (decrease) in net
          assets........................     12,968,305      6,474,046      1,262,573    1,291,965       7,197,297   3,061,377
NET ASSETS
  BEGINNING OF PERIOD...................    156,443,417    149,969,371      1,292,965        1,000       3,062,377       1,000
                                          -------------------------------------------------------------------------------------
  END OF PERIOD.........................  $ 169,411,722   $156,443,417   $  2,555,538   $1,292,965     $10,259,674   $3,062,377
                                          -------------------------------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................     10,163,057      9,221,300         99,421           80         203,339          80
  Shares sold...........................      3,262,811      3,328,373        151,871      104,530         284,117     204,389
  Shares issued for distributions
    reinvested..........................      2,167,577        774,774          7,739           --          36,737     (10,167)
  Shares repurchased....................     (5,721,983)    (3,161,390)      (104,127)      (5,189 )       (55,733)      9,037
                                          -------------------------------------------------------------------------------------
      Ending balance....................      9,871,462     10,163,057        154,904       99,421         468,460     203,339
                                          -------------------------------------------------------------------------------------


                                               INCOME & GROWTH
                                          --------------------------
                                             FOR THE       FOR THE
                                           YEAR ENDED     YEAR ENDED
                                            MARCH 31,     MARCH 31,
                                              1998           1997

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....   $  1,677,087   $  600,726
    Net realized gain (loss) from
      security transactions.............        731,644    2,239,627
    Net realized foreign exchange gain
      (loss)............................             --           --
    Change in net unrealized foreign
      exchange gain (loss)..............             --           --
    Change in net unrealized
      appreciation (depreciation) of
      investments.......................     10,225,027     (495,107)

        Net increase (decrease) in net
          assets resulting from
          operations....................     12,633,758    2,345,246

DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............     (1,679,051)    (606,762)
    Capital gain*.......................     (2,257,675)  (1,113,316)

        Total distributions.............     (3,936,726)  (1,720,078)

TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from shares sold...........     60,694,323    2,424,480
    Proceeds from shares issued for
      distribution reinvestment.........      3,556,387    1,702,546
    Cost of shares repurchased..........    (11,207,998)  (3,647,716)

      Increase (decrease) in net assets
        derived from transactions in
        shares of beneficial interest...     53,042,712      479,310

        Total increase (decrease) in net
          assets........................     61,739,744    1,104,478
NET ASSETS
  BEGINNING OF PERIOD...................     18,343,841   17,239,363

  END OF PERIOD.........................   $ 80,083,585   $18,343,841

CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................      1,225,160    1,193,034
  Shares sold...........................      3,503,331      162,499
  Shares issued for distributions
    reinvested..........................        204,577      114,716
  Shares repurchased....................       (637,651)    (245,089)

      Ending balance....................      4,295,417    1,225,160


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- CONTINUED
--------------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                               BALANCED GROWTH
                                          --------------------------
                                             FOR THE       FOR THE
                                           YEAR ENDED     YEAR ENDED
                                            MARCH 31,     MARCH 31,
                                              1998           1997
                                          --------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....   $   17,704     $  15,860
    Net realized gain (loss) from
     security transactions..............      147,843        37,219
    Net realized foreign exchange gain
     (loss).............................        2,772            --
    Change in net unrealized foreign
     exchange gain (loss)...............         (543)           --
    Change in net unrealized
     appreciation (depreciation) of
     investments........................      111,449       (15,084 )
                                          --------------------------
        Net increase (decrease) in net
        assets resulting from
        operations......................      279,225        37,995
                                          --------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............      (19,054)      (14,573 )
    Capital gain*.......................      (70,159)      (42,381 )
                                          --------------------------
        Total distributions.............      (89,213)      (56,954 )
                                          --------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from shares sold...........      113,245       333,652
    Proceeds from shares issued for
     distribution reinvestment..........       88,586        56,905
    Cost of shares repurchased..........     (109,566)     (287,256 )
                                          --------------------------
      Increase (decrease) in net assets
       derived from transactions in
        shares of beneficial interest...       92,265       103,301
                                          --------------------------
        Total increase (decrease) in net
        assets..........................      282,277        84,342
NET ASSETS
  BEGINNING OF PERIOD...................      709,692       625,350
                                          --------------------------
  END OF PERIOD.........................   $  991,969     $ 709,692
                                          --------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................       50,910        44,039
  Shares sold...........................        6,924        22,505
  Shares issued for distributions
    reinvested..........................        5,350         3,853
  Shares repurchased....................       (7,026)      (19,487 )
                                          --------------------------
      Ending balance....................       56,158        50,910
                                          --------------------------

-------------
  * See Financial Highlights for per share distribution amounts.
  + Commenced operations on December 27, 1996.
 ++ Commenced operations on April 30, 1996.
+++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                          INTERNATIONAL SMALL CAP    INTERNATIONAL CORE GROWTH
                                               EMERGING COUNTRIES                 GROWTH             --------------------------
                                          ----------------------------  ---------------------------                   FOR THE
                                             FOR THE        FOR THE        FOR THE        FOR THE       FOR THE        PERIOD
                                          PERIOD ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED       ENDED
                                            MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,
                                              1998            1997          1998           1997          1998          1997+
                                          -------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....   $    397,040   $   (150,126) $    (200,650)  $  (148,043)  $    (21,400)  $   2,509
    Net realized gain (loss) from
     security transactions..............     (3,680,106)     4,904,364      7,163,821     2,759,222       (105,248)    139,496
    Net realized foreign exchange gain
     (loss).............................       (285,046)       (45,337)      (308,056)     (140,129)       (89,660)    (13,711 )
    Change in net unrealized foreign
     exchange gain (loss)...............          5,688         (5,843)        15,626        (3,275)        11,360      (1,301 )
    Change in net unrealized
     appreciation (depreciation) of
     investments........................      8,948,453      1,820,754      7,158,809     3,025,858      5,365,147      57,700
                                          -------------------------------------------------------------------------------------
        Net increase (decrease) in net
        assets resulting from
        operations......................      5,386,029      6,523,812     13,829,550     5,493,633      5,160,199     184,693
                                          -------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............             --             --             --      (223,045)            --          --
    Capital gain*.......................     (6,562,875)      (194,973)    (7,618,866)     (568,944)    (1,082,268)         --
                                          -------------------------------------------------------------------------------------
        Total distributions.............     (6,562,875)      (194,973)    (7,618,866)     (791,989)    (1,082,268)         --
                                          -------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from shares sold...........     36,845,701     55,734,073     10,259,992    25,838,052     31,163,454   4,415,151
    Proceeds from shares issued for
     distribution reinvestment..........      5,812,038        169,281      6,778,949       773,378      1,028,071          --
    Cost of shares repurchased..........    (10,335,888)   (12,191,801)   (28,903,413)   (3,053,715)    (8,557,936)     (7,362 )
                                          -------------------------------------------------------------------------------------
      Increase (decrease) in net assets
       derived from transactions in
        shares of beneficial interest...     32,321,851     43,711,553    (11,864,472)   23,557,715     23,633,589   4,407,789
                                          -------------------------------------------------------------------------------------
        Total increase (decrease) in net
        assets..........................     31,145,005     50,040,392     (5,653,788)   28,259,359     27,711,520   4,592,482
NET ASSETS
  BEGINNING OF PERIOD...................     56,917,892      6,877,500     48,504,553    20,245,194      4,593,482       1,000
                                          -------------------------------------------------------------------------------------
  END OF PERIOD.........................   $ 88,062,897   $ 56,917,892  $  42,850,765   $48,504,553   $ 32,305,002   $4,593,482
                                          -------------------------------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................      3,262,451        490,586      2,849,347     1,345,544        325,024          80
  Shares sold...........................      2,098,718      3,450,932        562,317     1,639,856      1,878,191     325,489
  Shares issued for distributions
    reinvested..........................        382,371         10,803        455,575        47,675         65,944          --
  Shares repurchased....................       (607,772)      (689,870)    (1,544,723)     (183,728)      (527,910)       (545 )
                                          -------------------------------------------------------------------------------------
      Ending balance....................      5,135,768      3,262,451      2,322,516     2,849,347      1,741,249     325,024
                                          -------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
STATEMENTS OF CHANGES IN NET ASSETS -- CONTINUED
--------------------------------------------------------------------------------
INSTITUTIONAL SERIES PORTFOLIOS

                                               WORLDWIDE GROWTH
                                          ---------------------------
                                             FOR THE        FOR THE
                                           YEAR ENDED     YEAR ENDED
                                            MARCH 31,      MARCH 31,
                                              1998           1997
                                          ---------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....  $     (22,182)  $   (10,931)
    Net realized gain (loss) from
     security transactions..............        782,735       563,530
    Net realized foreign exchange gain
     (loss).............................        (20,076)       (8,783)
    Change in net unrealized foreign
     exchange gain (loss)...............          1,237          (522)
    Change in net unrealized
     appreciation (depreciation) of
     investments........................      1,416,386      (201,276)
                                          ---------------------------
        Net increase (decrease) in net
        assets resulting from
        operations......................      2,158,100       342,018
                                          ---------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............             --            --
    Capital gain*.......................       (542,247)     (429,300)
                                          ---------------------------
        Total distributions.............       (542,247)     (429,300)
                                          ---------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from shares sold...........     49,390,340     5,125,124
    Proceeds from shares issued for
     distribution reinvestment..........        536,101       421,075
    Cost of shares repurchased..........    (42,511,651)   (6,416,345)
                                          ---------------------------
      Increase (decrease) in net assets
       derived from transactions in
        shares of beneficial interest...      7,414,790      (870,146)
                                          ---------------------------
        Total increase (decrease) in net
        assets..........................      9,030,643      (957,428)
NET ASSETS
  BEGINNING OF PERIOD...................      2,655,712     3,613,140
                                          ---------------------------
  END OF PERIOD.........................  $  11,686,355   $ 2,655,712
                                          ---------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................        186,939       234,347
  Shares sold...........................      3,023,399       353,391
  Shares issued for distributions
    reinvested..........................         34,789        30,293
  Shares repurchased....................     (2,592,329)     (431,092)
                                          ---------------------------
      Ending balance....................        652,798       186,939
                                          ---------------------------

-------------
  * See Financial Highlights for per share distribution amounts.
  + Commenced operations on December 27, 1996.
 ++ Commenced operations on April 30, 1996.
+++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                              FULLY DISCRETIONARY          SHORT INTERMEDIATE            STRATEGIC INCOME
                                                 FIXED INCOME                 FIXED INCOME          --------------------------
                                          ---------------------------  ---------------------------                   FOR THE
                                             FOR THE        FOR THE       FOR THE        FOR THE       FOR THE        PERIOD
                                           YEAR ENDED     YEAR ENDED    YEAR ENDED     YEAR ENDED    YEAR ENDED       ENDED
                                            MARCH 31,      MARCH 31,     MARCH 31,      MARCH 31,     MARCH 31,     MARCH 31,
                                              1998           1997          1998           1997          1998         1997+++
                                          ------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (deficit).....   $    894,810   $   272,061   $    807,947   $   316,594   $    289,357   $ 182,428
    Net realized gain (loss) from
     security transactions..............        445,811      (139,003)       (49,687)      (50,351)       283,198     220,210
    Net realized foreign exchange gain
     (loss).............................         75,080        75,392             --            --             --          --
    Change in net unrealized foreign
     exchange gain (loss)...............        (23,873)           --             --            --             --          --
    Change in net unrealized
     appreciation (depreciation) of
     investments........................        269,650        10,904        143,949        (6,461)       172,178       5,675
                                          ------------------------------------------------------------------------------------
        Net increase (decrease) in net
        assets resulting from
        operations......................      1,661,478       219,354        902,209       259,782        744,733     408,313
                                          ------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHARES OF BENEFICIAL
  INTEREST
    Net investment income*..............       (892,591)     (276,382)      (808,721)     (316,105)      (289,745)   (182,267 )
    Capital gain*.......................       (156,503)           --             --            --       (346,334)    (57,584 )
                                          ------------------------------------------------------------------------------------
        Total distributions.............     (1,049,094)     (276,382)      (808,721)     (316,105)      (636,079)   (239,851 )
                                          ------------------------------------------------------------------------------------
TRANSACTIONS IN SHARES OF BENEFICIAL
  INTEREST
    Proceeds from shares sold...........      4,978,031    11,803,710      9,403,730     1,516,862        335,660   4,223,875
    Proceeds from shares issued for
     distribution reinvestment..........      1,048,960       276,378        808,691       316,102        100,418      16,398
    Cost of shares repurchased..........     (6,745,829)     (571,004)    (2,135,309)   (1,138,270)      (509,206)   (204,226 )
                                          ------------------------------------------------------------------------------------
      Increase (decrease) in net assets
       derived from transactions in
        shares of beneficial interest...       (718,838)   11,509,084      8,077,112       694,694        (73,128)  4,036,047
                                          ------------------------------------------------------------------------------------
        Total increase (decrease) in net
        assets..........................       (106,454)   11,452,056      8,170,600       638,371         35,526   4,204,509
NET ASSETS
  BEGINNING OF PERIOD...................     15,865,442     4,413,386      5,363,962     4,725,591      4,205,509       1,000
                                          ------------------------------------------------------------------------------------
  END OF PERIOD.........................   $ 15,758,988   $15,865,442   $ 13,534,562   $ 5,363,962   $  4,241,035   $4,205,509
                                          ------------------------------------------------------------------------------------
CHANGES IN SHARES OF BENEFICIAL INTEREST
  Beginning balance.....................      1,265,138       346,945        423,739       369,411        321,942          80
  Shares sold...........................        385,596       940,990        739,286       118,278         24,845     336,500
  Shares issued for distributions
    reinvested..........................         80,778        21,906         63,425        24,862          7,637       1,254
  Shares repurchased....................       (528,896)      (44,703)      (166,136)      (88,812)       (38,806)    (15,892 )
                                          ------------------------------------------------------------------------------------
      Ending balance....................      1,202,616     1,265,138      1,060,314       423,739        315,618     321,942
                                          ------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS
------------------------------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Mutual Funds (the "Trust") is organized as a diversified, open-end management investment company which commenced operations on April 19, 1993. The Trust offers 56 separate series comprised of Portfolios A, with an initial sales charge, B, with a back-end sales charge, C, with a level asset-based sales charge, Institutional, with no load, and Advisory (formerly Qualified), with no load (each a "Portfolio" and collectively the "Portfolios"). The Portfolios of the Trust seek to achieve their respective investment objectives by investing all of their assets in corresponding series of Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified open-end management investment company offering 17 investment vehicles (the "Funds"). For a description of the investment objectives of each Fund, see Note A to the accompanying Funds' financial statements.

INVESTMENT INCOME AND REALIZED AND UNREALIZED GAINS AND LOSSES

  Each Portfolio accrues income, net of expenses, daily on its investment in the applicable Fund. All of the net investment income (deficit) and realized and unrealized gains and losses from securities transactions and foreign currency of the Fund are allocated pro rata among the investors in the Fund at the time of such determination.

PORTFOLIO SHARE VALUATION

  The net asset value per portfolio share is determined each business day at the close of regular trading on the New York Stock Exchange by dividing a portfolio's net assets by the number of its shares outstanding.

FEDERAL INCOME TAXES

  It is the Portfolios' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Accordingly, no federal income tax provisions are required.

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of the Funds will be deemed to have been "passed through" to the Portfolios.

  Net investment income and net realized gains for the year (or period where appropriate) differ for financial statement and tax purposes primarily because of one or all of the following: deferral of wash-sale losses, passive foreign investments, and capital loss carryforwards.

  As of March 31, Short-Intermediate Fixed Income Institutional Portfolio had available for Federal tax purposes $47,734 and $52,304 of unused capital loss carryovers which expire in 2005 and 2006, respectively.

  The character of distributions made during the year (or period where appropriate) from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes due to book/tax differences in the character of income and expense recognition. The prospectus for the Nicholas-Applegate Mutual Funds describe each Portfolio's policies with respect to declaration and payment of dividends and distribution of capital gains.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

2. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENTS

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily for the Funds based upon the percentage of each Fund's average daily net assets.

ADMINISTRATIVE SERVICES AGREEMENT

  Effective November 15, 1996, the Trust agreed to pay the Investment Adviser for Co-Administrative services at an annual rate of 0.10% of average daily net assets of each of the Portfolios. These fees are in addition to the administrative fees charged by Investment Company Administration Corporation. In addition, the Investment Adviser has agreed to waive these fees if the related Portfolio's expenses before reimbursement is greater that the expense limitation.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Trust have undertaken to limit the Portfolios' expenses to the following annual levels through March 31, 1999. In subsequent years, overall operating expenses for each Portfolio will not fall below the applicable percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone and expenses paid by the Investment Adviser under this agreement, as each Portfolio will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

Mini Cap Growth Institutional
 Portfolio.............................       1.56%
Emerging Growth Institutional
 Portfolio.............................       1.17%
Core Growth Institutional Portfolio....       1.00%
Value Institutional Portfolio..........       1.00%
Large Cap Growth Institutional
 Portfolio.............................       1.00%
Income & Growth Institutional
 Portfolio.............................       1.00%
Balanced Growth Institutional
 Portfolio.............................       1.00%
Emerging Countries Institutional
 Portfolio.............................       1.65%
International Small Cap Growth
 Institutional Portfolio...............       1.40%
International Core Growth Institutional
 portfolio.............................       1.40%
Worldwide Growth Institutional
 Portfolio.............................       1.35%
Fully Discretionary Institutional Fixed
 Income Portfolio......................       0.45%
Short-Intermediate Institutional Fixed
 Income Portfolio......................       0.35%
Strategic Income Institutional
 Portfolio.............................       0.75%

  These percentages are based on the average net assets of the Portfolios, exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with portfolio securities transactions, capital expenditures, and extraordinary expenses.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate, including Co-Administration Fees, on behalf of the Portfolios, during the periods from inception (respectively) to March 31, 1998, are as follows:

Mini Cap Growth Institutional
 Portfolio..........................  $ 280,836
Emerging Growth Institutional
 Portfolio..........................    920,460
Core Growth Institutional
 Portfolio..........................    620,201
Large Cap Institutional Portfolio...     31,433
Value Institutional Portfolio.......     65,416
Income & Growth Institutional
 Portfolio..........................    419,695
Balanced Growth Institutional
 Portfolio..........................    165,523
Emerging Countries Institutional
 Portfolio..........................    375,846
International Small Cap Growth
 Institutional Portfolio............    425,003
International Core Growth
 Institutional Portfolio............     93,179
Worldwide Growth Institutional
 Portfolio..........................    197,853
Fully Discretionary Institutional
 Fixed Income Portfolio.............    159,998
Short-Intermediate Institutional
 Fixed Income Portfolio.............    147,880
Strategic Income Institutional
 Portfolio..........................     56,961

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

  Effective March 31, 1998, Nicholas-Applegate agreed to amend the expense reimbursement agreement to limit the period within which Nicholas-Applegate may recoup the above amounts from the Funds, to no later than March 31, 2003. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1998 will be limited to five years from the year of the reimbursement. Such recoupments are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

RELATED PARTIES

  Certain officers of the Trust and the Master Trust are also officers of the Investment Adviser.

3. INVESTMENT TRANSACTIONS

  Additions and reductions in the investments in the respective Master Trust Funds for the fiscal year ended March 31, 1998 were as follows:

                                    ADDITIONS   REDUCTIONS
                                     (000S)       (000S)
                                   -----------  -----------
Mini-Cap Growth Institutional
 Portfolio.......................  $    69,265   $  46,528
Emerging Growth Institutional
 Portfolio.......................      189,696     184,681
Core Growth Institutional
 Portfolio.......................       53,407      93,883
Large Cap Growth Institutional
 Portfolio.......................        2,313       1,975
Value Institutional Portfolio....        5,483       1,087
Income & Growth Institutional
 Portfolio.......................       60,801      11,685
Balanced Growth Institutional
 Portfolio.......................          133         133
Emerging Countries Institutional
 Portfolio.......................       36,978      11,245
International Small Cap Growth
 Institutional Portfolio.........       10,375      29,875
International Core Growth
 Institutional Portfolio.........       31,219       8,673
Worldwide Growth Institutional
 Portfolio.......................       49,415      42,553
Fully Discretionary Institutional
 Fixed Income Portfolio..........        4,978       6,746
Short-Intermediate Institutional
 Fixed Income Portfolio..........        9,439       2,188
Strategic Income Institutional
 Portfolio.......................          354       1,101

4. CREDIT FACILITY

  The Portfolios participate in a $75 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Portfolios have agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Portfolios at rates based on prevailing market rates in effect at the time of borrowings. At March 31, 1998, there were no outstanding borrowings under the Facility. The maximum amount borrowed under this line of credit at any time during the fiscal year ended March 31, 1998 was $0.

5. SUBSEQUENT EVENT

  In 1998, the Board of Trustees of the Nicholas-Applegate Mutual Funds (the "Trust") and the Nicholas-Applegate Investment Trust (the "Master Trust") approved a plan to reorganize the current master-feeder structure into a new multi-class fund structure, subject to the necessary shareholder approvals. Upon the effective date of the reorganization, which is planned to take place subsequent to March 31, 1998, all assets and liabilities of the master-feeder funds will be transferred to the corresponding multi-class funds, and shareholders of the Trust will effectively exchange their shares in the Trust for equal amounts of shares in the respective multi-class funds in a tax free exchange.

--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- Continued
--------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST MARCH 31, 1998

                                            MINI CAP      EMERGING        CORE      LARGE CAP                 INCOME &
                                             GROWTH        GROWTH        GROWTH       GROWTH      VALUE        GROWTH
                                              FUND          FUND          FUND         FUND        FUND         FUND
                                          ------------------------------------------------------------------------------
ASSETS
  Investments, at value*................  $ 83,149,982  $747,420,210  $490,210,906  $12,274,381 $10,241,217 $250,814,551
  Foreign currencies, at value**........            --            --            --          --          --            --
  Cash..................................           978            --         1,326         872         106            --
  Receivable for investment securities
    sold................................       261,570    11,854,357     2,889,481          --      54,998     5,171,476
  Receivable for interests sold.........        12,946    62,204,688     1,819,942     126,687          --     1,659,439
  Dividends receivable..................           760       154,994        67,510       2,714      14,288       236,152
  Interest receivable...................         8,181       125,323        67,171         216         170     1,058,473
  Due from advisor......................            --            --            --         698         430            --
  Other assets..........................            --            --            --          --          --            --
                                          ------------------------------------------------------------------------------
    Total assets........................    83,434,417   821,759,572   495,056,336  12,405,568  10,311,209   258,940,091
                                          ------------------------------------------------------------------------------
LIABILITIES
  Payable for investment securities
    purchased...........................       457,169     7,408,934     6,746,903     125,403          --     1,550,000
  Payable for interests repurchased.....       267,424     7,846,802     1,440,660       6,823          --       235,843
  Accrued expenses......................        36,577       718,450        66,015      13,995      16,855        36,110
  Due to advisor........................        74,971            --       299,820          --          --       153,724
  Unrealized loss on forward currency
    contracts...........................            --            --            --          --          --            --
  Line of credit........................            --            --            --          --          --     3,000,491
  Cash overdraft........................            --    52,689,460            --          --          --       636,193
                                          ------------------------------------------------------------------------------
    Total liabilities...................       836,141    68,663,646     8,553,398     146,221      16,855     5,612,361
                                          ------------------------------------------------------------------------------
NET ASSETS..............................  $ 82,598,276  $753,095,926  $486,502,938  $12,259,347 $10,294,354 $253,327,730
                                          ------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................    47,729,325   335,434,815   211,148,637  10,067,294   6,925,323   158,218,976
  Accumulated net investment income
    (deficit)...........................    (1,228,498)  (13,574,277)   (3,708,476)     (2,853)    122,874    21,834,679
  Accumulated net realized gain (loss)..     8,664,060   173,656,050   166,800,398     540,202     876,400    26,893,653
  Accumulated net realized foreign
    exchange gain (loss)................            --            --            --          --          --            --
  Net unrealized foreign exchange gain
    (loss)..............................            --            --            --          --          --            --
  Net unrealized appreciation on
    investments.........................    27,433,389   257,579,338   112,262,379   1,654,704   2,369,757    46,380,422
                                          ------------------------------------------------------------------------------
    Net assets..........................  $ 82,598,276  $753,095,926  $486,502,938  $12,259,347 $10,294,354 $253,327,730
                                          ------------------------------------------------------------------------------
  * Investments, at cost................  $ 55,716,593  $489,840,872  $377,948,527  $10,619,677 $7,871,460  $204,434,129
                                          ------------------------------------------------------------------------------
  ** Foreign currencies, at cost........  $         --  $         --  $         --  $       --  $       --  $         --
                                          ------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                     INTERNATIONAL   INTERNATIONAL                      FULLY
                                           BALANCED      EMERGING      SMALL CAP         CORE         WORLDWIDE     DISCRETIONARY
                                            GROWTH      COUNTRIES       GROWTH          GROWTH          GROWTH      FIXED INCOME
                                             FUND          FUND          FUND            FUND            FUND           FUND
                                          ----------------------------------------------------------------------------------------
ASSETS
  Investments, at value*................  $32,580,277  $276,909,907   $ 84,296,355    $ 56,546,002   $136,259,351   $   15,427,043
  Foreign currencies, at value**........          226       491,004         40,285              61         38,506               37
  Cash..................................           --         1,635          1,156           1,588          1,275              687
  Receivable for investment securities
    sold................................    1,210,032     3,574,790      1,401,954         149,676      3,744,481          828,670
  Receivable for interests sold.........      330,246     1,899,945      1,091,982       2,802,668      8,479,530            1,440
  Dividends receivable..................       15,036     2,075,665        126,658         127,727        267,719               --
  Interest receivable...................      120,589           460             --             736          2,294          182,875
  Due from advisor......................           --            --             --           2,081             --           14,193
  Other assets..........................           --     2,334,888          6,150           2,867          7,934           12,278
                                          ----------------------------------------------------------------------------------------
    Total assets........................   34,256,406   287,288,294     86,964,540      59,633,406    148,801,090       16,467,223
                                          ----------------------------------------------------------------------------------------
LIABILITIES
  Payable for investment securities
    purchased...........................      996,247     4,791,102      3,882,254       1,380,520      2,912,969          597,923
  Payable for interests repurchased.....      191,472       455,175         61,029              --        215,924               --
  Accrued expenses......................       14,400       220,108         61,949          27,833         25,388           20,361
  Due to advisor........................       13,773       109,055         19,071              --        110,444               --
  Unrealized loss on forward currency
    contracts...........................       19,084            --             --              --             --           22,630
  Line of credit........................           --            --             --              --             --               --
  Cash overdraft........................       77,825            --             --              --             --               --
                                          ----------------------------------------------------------------------------------------
    Total liabilities...................    1,312,801     5,575,440      4,024,303       1,408,353      3,264,725          640,914
                                          ----------------------------------------------------------------------------------------
NET ASSETS..............................  $32,943,605  $281,712,854   $ 82,940,237    $ 58,225,053   $145,536,365   $   15,826,309
                                          ----------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
  Paid-in capital.......................   16,585,886   251,487,861     51,018,581      49,895,553      4,774,264       14,020,624
  Accumulated net investment income
    (deficit)...........................    2,691,561     1,023,873       (341,593)         (3,275)       236,552        1,239,530
  Accumulated net realized gain (loss)..    8,456,274    (5,151,924)    11,905,907        (528,897)    45,411,368          285,146
  Accumulated net realized foreign
    exchange gain (loss)................       96,690    (1,026,601)      (462,261)       (136,556)       188,583          152,629
  Net unrealized foreign exchange gain
    (loss)..............................      (19,415)         (582)        22,202          17,107          7,150          (23,015)
  Net unrealized appreciation on
    investments.........................    5,132,609    35,380,227     20,797,401       8,981,121     29,235,318          151,395
                                          ----------------------------------------------------------------------------------------
    Net assets..........................  $32,943,605  $281,712,854   $ 82,940,237    $ 58,225,053   $145,536,365   $   15,826,309
                                          ----------------------------------------------------------------------------------------
  * Investments, at cost................  $27,447,668  $241,529,680   $ 63,498,954    $ 47,564,881   $107,024,033   $   15,275,648
                                          ----------------------------------------------------------------------------------------
  ** Foreign currencies, at cost........  $       235  $    501,211   $     48,766    $         71   $     45,840   $           37
                                          ----------------------------------------------------------------------------------------

                                             SHORT-
                                          INTERMEDIATE   STRATEGIC
                                          FIXED INCOME     INCOME
                                              FUND          FUND

ASSETS
  Investments, at value*................  $ 13,459,417   $4,216,147
  Foreign currencies, at value**........            --           --
  Cash..................................         9,653          399
  Receivable for investment securities
    sold................................            --       49,135
  Receivable for interests sold.........            14           --
  Dividends receivable..................            --           --
  Interest receivable...................        87,286       65,734
  Due from advisor......................        22,531       16,019
  Other assets..........................        30,403        3,746

    Total assets........................    13,609,304    4,351,180

LIABILITIES
  Payable for investment securities
    purchased...........................            --       47,492
  Payable for interests repurchased.....         1,306       25,015
  Accrued expenses......................        20,729       20,892
  Due to advisor........................            --           --
  Unrealized loss on forward currency
    contracts...........................            --           --
  Line of credit........................            --           --
  Cash overdraft........................            --           --

    Total liabilities...................        22,035       93,399

NET ASSETS..............................  $ 13,587,269   $4,257,781

COMPOSITION OF NET ASSETS
  Paid-in capital.......................    12,319,542    3,092,831
  Accumulated net investment income
    (deficit)...........................     1,254,644      478,880
  Accumulated net realized gain (loss)..       (94,422)     506,911
  Accumulated net realized foreign
    exchange gain (loss)................            --           --
  Net unrealized foreign exchange gain
    (loss)..............................            --           --
  Net unrealized appreciation on
    investments.........................       107,505      179,159

    Net assets..........................  $ 13,587,269   $4,257,781

  * Investments, at cost................  $ 13,351,912   $4,036,988

  ** Foreign currencies, at cost........  $         --   $       --


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1998

                                            MINI CAP        EMERGING          CORE         LARGE CAP
                                             GROWTH          GROWTH          GROWTH          GROWTH
                                              FUND            FUND            FUND            FUND
                                          ------------------------------------------------------------
INVESTMENT INCOME
  Dividends.............................  $      51,201   $   1,788,415   $   1,098,195   $     21,862
  Interest..............................        150,007       2,071,470       1,517,304         16,501
                                          ------------------------------------------------------------
    Total income........................        201,208       3,859,885       2,615,499         38,363
                                          ------------------------------------------------------------
EXPENSES
  Advisory fee..........................        866,987       6,613,874       3,422,148         32,530
  Accounting fee........................         58,551         351,134         260,887         31,557
  Administration fee....................         21,454          34,905         142,263          1,487
  Audit & tax fees......................          9,225         138,860          88,275            620
  Custodian fee.........................         64,691         255,880          91,870         19,002
  Insurance.............................          4,439          43,624          30,861            221
  Legal fee.............................          2,356          21,662          16,316            741
  Miscellaneous.........................          6,261           8,044           7,729          2,417
  Organization costs....................          1,758          14,447          16,342             --
  Trustees' fee.........................          6,501           6,501           6,501          6,501
                                          ------------------------------------------------------------
    Total expenses......................      1,042,223       7,488,931       4,083,192         95,076
  Less: Reimbursement to (from)
    advisor.............................          5,098              --          (9,400)       (53,872)
                                          ------------------------------------------------------------
    Net expenses........................      1,047,321       7,488,931       4,073,792         41,204
                                          ------------------------------------------------------------
      Net investment income (deficit)...       (846,113)     (3,629,046)     (1,458,293)        (2,841)
                                          ------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................      5,745,984      52,691,131      71,334,950        467,201
  Net realized foreign exchange gain
    (loss)..............................             --              --              --             --
  Change in net unrealized foreign
    exchange gain (loss)................             --              --              --             --
  Change in net unrealized appreciation
    of investments......................     25,972,882     211,279,518      91,335,002      1,690,444
                                          ------------------------------------------------------------
      Net gain on investments...........     31,718,866     263,970,649     162,669,952      2,157,645
                                          ------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $  30,872,753   $ 260,341,603   $ 161,211,659   $  2,154,804
                                          ------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                                                          INTERNATIONAL  INTERNATIONAL
                                                      INCOME &    BALANCED    EMERGING      SMALL CAP        CORE        WORLDWIDE
                                           VALUE       GROWTH      GROWTH     COUNTRIES      GROWTH         GROWTH        GROWTH
                                            FUND        FUND        FUND        FUND          FUND           FUND          FUND
                                         ------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends............................. $  140,355  $ 3,420,869 $  170,631  $ 4,201,465  $     489,878  $  306,591     $ 1,305,375
  Interest..............................      9,064    4,307,627    729,420      688,015        110,764     103,829         168,567
                                         ------------------------------------------------------------------------------------------
    Total income........................    149,419    7,728,496    900,051    4,889,480        600,642     410,420       1,473,942
                                         ------------------------------------------------------------------------------------------
EXPENSES
  Advisory fee..........................     52,328    1,427,198    220,025    2,790,216        658,893     308,562       1,251,181
  Accounting fee........................     40,929      121,273     47,688      155,300         58,897      38,546          83,526
  Administration fee....................      2,194       59,961      8,236       69,993         20,585       9,857          39,024
  Audit & tax fees......................        683       21,627      7,136       45,205         19,472       4,836          29,368
  Custodian fee.........................     20,200       38,709     24,756      548,541        183,956      63,560         168,154
  Insurance.............................        468       12,856      2,061       14,752          4,408       1,858           8,512
  Legal fee.............................        366        5,588      1,733        7,256          2,769       1,081           4,515
  Miscellaneous.........................      2,961       29,317      3,720       18,582         13,382      12,427          15,077
  Organization costs....................         --        8,104      5,779           --            529          --           6,630
  Trustees' fee.........................      6,501        6,501      6,501        6,500          6,501       6,501           6,501
                                         ------------------------------------------------------------------------------------------
    Total expenses......................    126,630    1,731,134    327,635    3,656,345        969,392     447,228       1,612,488
  Less: Reimbursement to (from)
    advisor.............................    (60,348)          --    (48,936)     (84,868)       (79,886)    (30,669)       (111,071)
                                         ------------------------------------------------------------------------------------------
    Net expenses........................     66,282    1,731,134    278,699    3,571,477        889,506     416,559       1,501,417
                                         ------------------------------------------------------------------------------------------
      Net investment income (deficit)...     83,137    5,997,362    621,352    1,318,003       (288,864)     (6,139)        (27,475)
                                         ------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................    594,277    8,251,684  5,777,470  (16,745,182)     8,954,913    (671,153)     22,128,470
  Net realized foreign exchange gain
    (loss)..............................         --           --     96,690     (888,532)      (455,981)   (122,668)       (385,313)
  Change in net unrealized foreign
    exchange gain (loss)................         --           --    (19,406)      12,005         28,868      18,429          31,430
  Change in net unrealized appreciation
    of investments......................  2,129,781   35,936,585  3,156,828   30,103,293     14,340,358   8,922,576      16,536,369
                                         ------------------------------------------------------------------------------------------
      Net gain on investments...........  2,724,058   44,188,269  9,011,582   12,481,584     22,868,158   8,147,184      38,310,956
                                         ------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS....................... $2,807,195  $50,185,631 $9,632,934  $13,799,587  $  22,579,294  $8,141,045     $38,283,481
                                         ------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST
FOR THE YEAR ENDED MARCH 31, 1998

                                             FULLY          SHORT-
                                          DISCRETIONARY  INTERMEDIATE    STRATEGIC
                                          FIXED INCOME   FIXED INCOME      INCOME
                                              FUND           FUND           FUND
                                          ------------------------------------------
INVESTMENT INCOME
  Dividends.............................           --             --    $     62,734
  Interest..............................  $   962,673    $   855,995         260,203
                                          ------------------------------------------
    Total income........................      962,673        855,995         322,937
                                          ------------------------------------------
EXPENSES
  Advisory fee..........................       63,462         37,524          24,977
  Accounting fee........................       43,202         42,703          38,296
  Administration fee....................        4,398          3,898           1,297
  Audit & tax fees......................        1,531          1,965           1,298
  Custodian fee.........................       24,045         19,968          22,580
  Insurance.............................          845            822             281
  Legal fee.............................          835            908             209
  Miscellaneous.........................       12,278         15,669           9,647
  Organization costs....................           --          1,465              --
  Trustees' fee.........................        6,501          6,501           6,501
                                          ------------------------------------------
    Total expenses......................      157,097        131,423         105,086
  Less: Reimbursement to (from)
    advisor.............................     (100,689)       (93,900)        (75,946)
                                          ------------------------------------------
    Net expenses........................       56,408         37,523          29,140
                                          ------------------------------------------
      Net investment income (deficit)...      906,265        818,472         293,797
                                          ------------------------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
  Net realized gain (loss) from security
    transactions........................      446,519        (50,050)        285,197
  Net realized foreign exchange gain
    (loss)..............................       75,485             --              --
  Change in net unrealized foreign
    exchange gain (loss)................      (23,963)            --              --
  Change in net unrealized appreciation
    of investments......................      271,552        144,731         173,395
                                          ------------------------------------------
      Net gain on investments...........      769,593         94,681         458,592
                                          ------------------------------------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS.......................  $ 1,675,858    $   913,153    $    752,389
                                          ------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

                      (This page intentionally left blank)

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                                             MINI CAP GROWTH FUND          EMERGING GROWTH FUND
                                          --------------------------  ------------------------------
                                            FOR THE       FOR THE         FOR THE         FOR THE
                                           YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                                           MARCH 31,     MARCH 31,       MARCH 31,       MARCH 31,
                                              1998          1997           1998            1997
                                          ----------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
  Net investment income (deficit).......  $   (846,113) $   (309,093) $    (3,629,046) $  (3,743,018)
  Net realized gain (loss) from security
    transactions........................     5,745,984     2,973,970       52,691,131     96,622,117
  Net realized foreign exchange gain
    (loss)..............................            --            --               --             --
  Change in net unrealized foreign
    exchange gain (loss)................            --            --               --             --
  Change in net unrealized appreciation
    (depreciation) of investments.......    25,972,882    (1,699,744)     211,279,518   (114,330,357)
                                          ----------------------------------------------------------
    Net increase (decrease) in net
      assets resulting from
      operations........................    30,872,753       965,133      260,341,603    (21,451,258)
                                          ----------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners.............    69,265,182    13,388,281    2,244,783,785    626,817,132
  Withdrawals by partners...............   (46,528,074)  (10,628,968)  (2,253,591,995)  (687,889,723)
                                          ----------------------------------------------------------
    Net increase (decrease) in net
      assets from transactions in
      interests.........................    22,737,108     2,759,313       (8,808,210)   (61,072,591)
                                          ----------------------------------------------------------
      Total increase (decrease) in net
        assets..........................    53,609,861     3,724,446      251,533,393    (82,523,849)
NET ASSETS
  BEGINNING OF PERIOD...................    28,988,415    25,263,969      501,562,533    584,086,382
                                          ----------------------------------------------------------
  END OF PERIOD.........................  $ 82,598,276  $ 28,988,415  $   753,095,926  $ 501,562,533
                                          ----------------------------------------------------------

---------------
 + Commenced operations on December 27, 1996.
++ Commenced operations on April 30, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                                                          LARGE CAP GROWTH FUND         VALUE FUND
                                 CORE GROWTH FUND        -----------------------  -----------------------
                           ----------------------------                FOR THE                  FOR THE
                              FOR THE        FOR THE       FOR THE      PERIOD      FOR THE      PERIOD
                            YEAR ENDED     YEAR ENDED    YEAR ENDED     ENDED     YEAR ENDED     ENDED
                             MARCH 31,      MARCH 31,     MARCH 31,   MARCH 31,    MARCH 31,   MARCH 31,
                               1998           1997          1998        1997+        1998        1997++
                           ------------------------------------------------------------------------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
  Net investment income
    (deficit)............  $  (1,458,293) $  (1,567,011) $    (2,841) $     (12 ) $    83,137  $  39,737
  Net realized gain
    (loss) from security
    transactions.........     71,334,950     76,538,109      467,201     73,001       594,277    282,123
  Net realized foreign
    exchange gain
    (loss)...............             --             --           --         --            --         --
  Change in net
    unrealized foreign
    exchange gain
    (loss)...............             --             --           --         --            --         --
  Change in net
    unrealized
    appreciation
    (depreciation) of
    investments..........     91,335,002    (67,826,297)   1,690,444    (35,740 )   2,129,781    239,976
                           ------------------------------------------------------------------------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    161,211,659      7,144,801    2,154,804     37,249     2,807,195    561,836
                           ------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by
    partners.............    331,745,501    158,154,505   11,528,227  1,347,861     5,482,612  2,673,153
  Withdrawals by
    partners.............   (439,228,153)  (153,067,978)  (2,742,842)   (65,952 )  (1,086,886)  (143,556)
                           ------------------------------------------------------------------------------
    Net increase
      (decrease) in net
      assets from
      transactions in
      interests..........   (107,482,652)     5,086,527    8,785,385  1,281,909     4,395,726  2,529,597
                           ------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets...........     53,729,007     12,231,328   10,940,189  1,319,158     7,202,921  3,091,433
NET ASSETS
  BEGINNING OF PERIOD....    432,773,931    420,542,603    1,319,158         --     3,091,433         --
                           ------------------------------------------------------------------------------
  END OF PERIOD..........  $ 486,502,938  $ 432,773,931  $12,259,347  $1,319,158  $10,294,354  $3,091,433
                           ------------------------------------------------------------------------------


                              INCOME & GROWTH FUND       BALANCED GROWTH FUND
                           --------------------------  -------------------------
                             FOR THE       FOR THE       FOR THE       FOR THE
                            YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                            MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                               1998          1997          1998         1997

INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
  Net investment income
    (deficit)............  $  5,997,362  $ 4,199,481   $    621,352  $   661,170
  Net realized gain
    (loss) from security
    transactions.........     8,251,684   15,692,945      5,777,470    1,969,019
  Net realized foreign
    exchange gain
    (loss)...............            --           --         96,690           --
  Change in net
    unrealized foreign
    exchange gain
    (loss)...............            --           --        (19,406)          --
  Change in net
    unrealized
    appreciation
    (depreciation) of
    investments..........    35,936,585   (3,821,355 )    3,156,828     (768,824)

    Net increase
      (decrease) in net
      assets resulting
      from operations....    50,185,631   16,071,071      9,632,934    1,861,365

TRANSACTIONS IN INTERESTS
  Contributions by
    partners.............   117,443,760   34,105,984     10,624,912    8,738,263
  Withdrawals by
    partners.............   (44,953,063) (31,283,589 )  (12,326,211)  (9,432,209)

    Net increase
      (decrease) in net
      assets from
      transactions in
      interests..........    72,490,697    2,822,395     (1,701,299)    (693,946)

      Total increase
        (decrease) in net
        assets...........   122,676,328   18,893,466      7,931,635    1,167,419
NET ASSETS
  BEGINNING OF PERIOD....   130,651,402  111,757,936     25,011,970   23,844,551

  END OF PERIOD..........  $253,327,730  $130,651,402  $ 32,943,605  $25,011,970


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                                                                            INTERNATIONAL
                                           EMERGING COUNTRIES FUND      SMALL CAP GROWTH FUND
                                          --------------------------  -------------------------
                                            FOR THE       FOR THE       FOR THE       FOR THE
                                           YEAR ENDED    YEAR ENDED    YEAR ENDED   YEAR ENDED
                                           MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,
                                              1998          1997          1998         1997
                                          -----------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
  Net investment income (deficit).......  $  1,318,003  $   (342,535) $   (288,864) $  (163,117)
  Net realized gain (loss) from security
    transactions........................   (16,745,182)   11,849,728     8,954,913    3,140,492
  Net realized foreign exchange gain
    (loss)..............................      (888,532)     (113,212)     (455,981)    (171,484)
  Change in net unrealized foreign
    exchange gain (loss)................        12,005       (12,593)       28,868       (4,450)
  Change in net unrealized appreciation
    (depreciation) of investments.......    30,103,293     3,898,413    14,340,358    3,921,418
                                          -----------------------------------------------------
    Net increase (decrease) in net
      assets resulting from
      operations........................    13,799,587    15,279,801    22,579,294    6,722,859
                                          -----------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners.............   187,793,085   143,835,272   144,137,687   37,692,390
  Withdrawals by partners...............   (78,216,702)  (20,677,175) (146,663,288)  (5,334,333)
                                          -----------------------------------------------------
    Net increase (decrease) in net
      assets from transactions in
      interests.........................   109,576,383   123,158,097    (2,525,601)  32,358,057
                                          -----------------------------------------------------
      Total increase (decrease) in net
        assets..........................   123,375,970   138,437,898    20,053,693   39,080,916
NET ASSETS
  BEGINNING OF PERIOD...................   158,336,884    19,898,986    62,886,544   23,805,628
                                          -----------------------------------------------------
  END OF PERIOD.........................  $281,712,854  $158,336,884  $ 82,940,237  $62,886,544
                                          -----------------------------------------------------

---------------
  + Commenced operations on December 27, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

-------------------------------------------------------------------

                               INTERNATIONAL
                              CORE GROWTH FUND                                     FULLY DISCRETIONARY        SHORT-INTERMEDIATE
                          ------------------------     WORLDWIDE GROWTH FUND        FIXED INCOME FUND         FIXED INCOME FUND
                                         FOR THE    ---------------------------  ------------------------  ------------------------
                            FOR THE       PERIOD       FOR THE       FOR THE       FOR THE      FOR THE      FOR THE      FOR THE
                           YEAR ENDED     ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED
                           MARCH 31,    MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,    MARCH 31,    MARCH 31,    MARCH 31,
                              1998        1997+         1998           1997         1998         1997         1998         1997
                          ---------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN
   NET ASSETS FROM
   OPERATIONS
  Net investment income
    (deficit)............ $     (6,139) $   2,864   $     (27,475) $   (281,315) $   906,265  $   277,107  $   818,472  $   322,048
  Net realized gain
    (loss) from security
    transactions.........     (671,153)   142,256      22,128,470    15,788,457      446,519     (139,545)     (50,050)     (50,498)
  Net realized foreign
    exchange gain
    (loss)...............      (22,668)   (13,888 )      (385,313)     (333,967)      75,485       76,282           --           --
  Change in net
    unrealized foreign
    exchange gain
    (loss)...............       18,429     (1,322 )        31,430       (21,431)     (23,963)         966           --           --
  Change in net
    unrealized
    appreciation
    (depreciation) of
    investments..........    8,922,576     58,545      16,536,369    (2,434,302)     271,552        9,408      144,731       (6,618)
                          ---------------------------------------------------------------------------------------------------------
    Net increase
      (decrease) in net
      assets resulting
      from operations....    8,141,045    188,455      38,283,481    12,717,442    1,675,858      224,218      913,153      264,932
                          ---------------------------------------------------------------------------------------------------------
TRANSACTIONS IN INTERESTS
  Contributions by
    partners.............   82,773,370  4,487,783     172,434,860    34,174,758    4,978,029   11,828,709    9,439,557    1,638,177
  Withdrawals by
    partners.............  (37,358,238)    (7,362 )  (168,997,352)  (43,419,850)  (6,745,963)    (574,627)  (2,188,080)  (1,241,693)
                          ---------------------------------------------------------------------------------------------------------
    Net increase
      (decrease) in net
      assets from
      transactions in
      interests..........   45,415,132  4,480,421       3,437,508    (9,245,092)  (1,767,934)  11,254,082    7,251,477      396,484
                          ---------------------------------------------------------------------------------------------------------
      Total increase
        (decrease) in net
        assets...........   53,556,177  4,668,876      41,720,989     3,472,350      (92,076)  11,478,300    8,164,630      661,416
NET ASSETS
  BEGINNING OF PERIOD....    4,668,876         --     103,815,376   100,343,026   15,918,385    4,440,085    5,422,639    4,761,223
                          ---------------------------------------------------------------------------------------------------------
  END OF PERIOD.......... $ 58,225,053  $4,668,876  $ 145,536,365  $103,815,376  $15,826,309  $15,918,385  $13,587,269  $ 5,422,639
                          ---------------------------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE MUTUAL FUNDS
NOTES TO THE FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS FOR THE NICHOLAS-APPLEGATE INVESTMENT TRUST

                                            STRATEGIC INCOME FUND
                                          -------------------------
                                            FOR THE      FOR THE
                                          YEAR ENDED   PERIOD ENDED
                                           MARCH 31,    MARCH 31,
                                             1998        1997+++
                                          -------------------------
INCREASE (DECREASE) IN NET ASSETS FROM
   OPERATIONS
  Net investment income (deficit).......  $  293,797   $   185,083
  Net realized gain (loss) from security
    transactions........................     285,197       221,714
  Net realized foreign exchange gain
    (loss)..............................          --            --
  Change in net unrealized foreign
    exchange gain (loss)................          --            --
  Change in net unrealized appreciation
    (depreciation) of investments.......     173,395         5,764
                                          -------------------------
    Net increase (decrease) in net
      assets resulting from
      operations........................     752,389       412,561
                                          -------------------------
TRANSACTIONS IN INTERESTS
  Contributions by partners.............     354,762     4,249,875
  Withdrawals by partners...............  (1,101,919 )    (409,887 )
                                          -------------------------
    Net increase (decrease) in net
      assets from transactions in
      interests.........................    (747,157 )   3,839,988
                                          -------------------------
      Total increase (decrease) in net
        assets..........................       5,232     4,252,549
NET ASSETS
  BEGINNING OF PERIOD...................   4,252,549            --
                                          -------------------------
  END OF PERIOD.........................  $4,257,781   $ 4,252,549
                                          -------------------------

---------------
+++ Commenced operations on July 31, 1996.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.
--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS
------------------------------------------------------------------------

A. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

  Nicholas-Applegate Investment Trust (the "Master Trust"), a diversified, open-end management investment company organized as a Delaware business trust, is comprised of 17 investment vehicles (each a "Fund" and collectively the "Funds") as of March 31, 1998. Up to five Portfolios of Nicholas-Applegate Mutual Funds invest in the respective Funds of the Master Trust to achieve their investment objective.

  The investment objectives of the Funds are as follows:

  Mini Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $100 million in market capitalization.

  Emerging Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with less than $500 million in market capitalization.

  Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in U.S. companies, generally over $500 million in total stock market value.

  Large Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with market capitalizations above $3 billion whose earnings and prices are expected to grow faster than the Standard & Poor's 500 Index.

  Value Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of U.S. companies with market capitalizations above $5 billion.

  Income & Growth Fund seeks to maximize total return through investment primarily in convertible and equity securities of U.S. companies.

  Balanced Growth Fund seeks to provide a balance of long-term capital appreciation and current income by investing approximately 60% of its total assets in equity and convertible securities of primarily U.S. companies and 40% of its total assets in debt securities, money market instruments and other short-term investments.

  Emerging Countries Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of companies in developing countries of the world.

  International Small Cap Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with smaller to middle market capitalizations.

  International Core Growth Fund seeks to maximize long-term capital appreciation through investment primarily in equity securities of international companies with larger market capitalizations.

  Worldwide Growth Fund seeks to maximize long-term capital appreciation through investment primarily in growth stocks of U.S. and foreign companies

  Fully Discretionary Fixed Income Fund seeks to maximize total return through investment primarily in investment grade fixed-income securities with an average portfolio duration between two and eight years.

  Short-Intermediate Fixed Income Fund seeks to preserve principal and liquidity and realize a relatively high level of current income through investment primarily in investment grade fixed-income securities with an average dollar-weighted portfolio maturity of two to five years.

  Strategic Income Fund seeks to provide a high level of current income by investing primarily in convertible, lower rated and mortgage-backed debt securities.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

SECURITIES TRANSACTIONS

  Equity securities are valued at the closing sale price (for exchange-listed and NASDAQ national market system securities) or the mean between the closing bid and asked prices (if lacking any sales and for over-the-counter securities). Debt securities generally are valued at the quoted bid prices. Securities with 60 days or less remaining to maturity are valued on an amortized cost basis which approximates market value. Securities for which market quotations are not readily available are valued at fair value determined in good faith by or under the direction of the Master Trust's Board of Trustees.

  Securities transactions are accounted for on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities.

FOREIGN CURRENCY TRANSLATION

  Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such translations. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

FEDERAL INCOME TAXES

  The Funds are treated as partnerships for federal income tax purposes. Any interest, dividends and gains or losses of a Fund will be deemed to have been "passed through" to the Portfolios.

USE OF ESTIMATES

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

B. TRANSACTIONS WITH AFFILIATES

ADVISORY AGREEMENT

  The investment adviser to the Master Trust is Nicholas-Applegate Capital Management ("Nicholas-Applegate" or "Investment Adviser"). The advisory fee is computed daily based upon the following

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

percentages of each Fund's average daily net assets:

                                     FIRST $500      NEXT $500     EXCESS OF
FUND                                   MILLION        MILLION      $1 BILLION
----------------------------------  -------------  -------------  ------------
Mini Cap Growth Fund..............        1.25%          1.25%          1.25%
Emerging Growth Fund..............        1.00%          1.00%          1.00%
Core Growth Fund..................        0.75%         0.675%          0.65%
Large Cap Growth Fund.............        0.75%          0.75%          0.75%
Value Fund........................        0.75%          0.75%          0.75%
Income & Growth Fund..............        0.75%         0.675%          0.65%
Balanced Growth Fund..............        0.75%         0.675%          0.65%
Emerging Countries Fund...........        1.25%          1.25%          1.25%
International Small Cap Growth
 Fund.............................        1.00%          0.90%          0.85%
International Core Growth Fund....        1.00%          0.90%          0.85%
Worldwide Growth Fund.............        1.00%          0.90%          0.85%
Fully Discretionary Fixed Income
 Fund.............................                See Footnote 1
Short-Intermediate Fixed Income
 Fund.............................                See Footnote 1
Strategic Income Fund.............        0.60%          0.60%          0.60%

-----------------
(1) The advisory fee for Fully Discretionary Fixed Income Fund is computed as follows: 0.45% of the first $500 million of the Fund's average net assets, 0.40% of the next $250 million of average net assets, and 0.35% of average net assets in excess of $750 million. The advisory fee for Short-Intermediate Fixed Income Fund is computed a follows: 0.30% of the first $250 million of the Fund's average net assets and 0.25% of average net assets in excess of $250 million.

EXPENSE LIMITATIONS

  Nicholas-Applegate and the Master Trust have undertaken to limit the Funds' expenses to certain annual levels through March 31, 1999. In subsequent years, overall operating expenses for each Fund will not fall below the percentage limitation until the Investment Adviser has been fully reimbursed for fees foregone or expenses paid by the Investment Adviser under this agreement, as each Fund will reimburse the Investment Adviser in subsequent years when operating expenses (before reimbursement) are less than the applicable percentage limitation.

  The cumulative unreimbursed amounts paid by Nicholas-Applegate on behalf of the Funds, during the period from inception (respectively) to March 31, 1998, are as follows:

FUND
---------------------------------------------
Mini Cap Growth Fund.........................  $    95,381
Core Growth Fund.............................        9,400
Large Cap Growth Fund........................       61,779
Value Fund...................................       90,483
Balanced Growth Fund.........................      361,863
Emerging Countries Fund......................      174,212
International Small Cap Growth Fund..........      289,126
International Core Growth Fund...............       36,365
Worldwide Growth Fund........................      407,491
Fully Discretionary Fixed Income Fund........      204,758
Short-Intermediate Fixed Income Fund.........      195,869
Strategic Income Fund........................      103,281

  Effective March 31, 1998, Nicholas-Applegate agreed to amend the expense reimbursement agreement to limit the period within which Nicholas-Applegate may recoup the above amounts from the Funds, to no later than March 31, 2003. In addition, the possible recoupment period of any expense reimbursements in each year subsequent to 1998 will be limited to five years from the year of the reimbursement. Such recoupments are subject to the Funds' ability to effect such reimbursement and remain in compliance with applicable expense limitations.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

C. INVESTMENT TRANSACTIONS

  The aggregate purchases and sales of investment securities, other than short-term obligations, for the fiscal year ended March 31, 1998, were as follows (in 000's):

FUND                               PURCHASES      SALES
--------------------------------  -----------  -----------
Mini Cap Growth Fund............  $    97,045  $    74,544
Emerging Growth Fund............      615,097      587,651
Core Growth Fund................      879,447      973,993
Large Cap Growth Fund...........       21,636       13,248
Value Fund......................        7,963        3,780
Income & Growth Fund............      371,588      292,929
Balanced Growth Fund............       74,169       75,690
Emerging Countries Fund.........      611,978      503,718
International Small Cap Growth
 Fund...........................      126,676      128,068
International Core Growth
 Fund...........................      120,878       78,860
Worldwide Growth Fund...........      245,666      255,361
Fully Discretionary Fixed Income
 Fund...........................       55,251       54,817
Short-Intermediate Fixed Income
 Fund...........................       32,371       22,847
Strategic Income Fund...........       13,457       13,809

  At March 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for Federal income tax purposes was as follows (in 000's):

                        TAX         GROSS          GROSS          NET
                      COST OF     UNREALIZED    UNREALIZED     UNREALIZED
FUND                INVESTMENTS  APPRECIATION  DEPRECIATION   APPRECIATION
------------------  -----------  ------------  -------------  ------------
Mini Cap Growth
 Fund.............   $  55,717    $   28,067     $     634     $   27,433
Emerging Growth
 Fund.............     489,841       262,881         5,302        257,579
Core Growth Fund..     377,949       116,342         4,080        112,262
Large Cap Growth
 Fund.............      10,620         1,735            80          1,655
Value Fund........       7,871         2,458            88          2,370
Income & Growth
 Fund.............     204,434        46,887           507         46,380
Balanced Growth
 Fund.............      27,448         5,299           166          5,133
Emerging Countries
 Fund.............     241,530        41,672         6,292         35,380
International
 Small Cap Growth
 Fund.............      63,499        21,696           899         20,797
International Core
 Growth Fund......      47,565         9,683           702          8,981
Worldwide Growth
 Fund.............     107,024        30,023           788         29,235
Fully
 Discretionary
 Fixed Income
 Fund.............      15,276           244            93            151
Short-Intermediate
 Fixed Income
 Fund.............      13,352           121            13            108
Strategic Income
 Fund.............       4,037           192            13            179

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTES TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------

D. OFF BALANCE SHEET RISKS AND DERIVATIVE INSTRUMENTS

  The Masters Trust's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries where the securities are being offered. In addition, foreign exchange fluctuations could affect the value of positions held. It is the Master Trust's policy to continuously monitor its exposure to these risks.

  Some of the Funds may utilize forward foreign currency exchange contracts for the purpose of hedging against foreign exchange risk. Upon entering into forward foreign currency contracts, the Funds are required to deposit with the broker an amount of cash or cash equivalents equal to the amount of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Funds recognize a realized gain or loss when the contract is sold.

E. SECURITIES LENDING

  The Funds may loan securities to certain brokers, dealers and other financial institutions who pay the Funds negotiated lenders' fees. The Funds receive cash collateral, letters of credit or U.S. Government securities in an amount equal to 102% of the market value of the loaned securities at the inception of each loan. The loans will be collateralized at all times in an amount equal to at least 100% of the market value of the securities loaned. At March 31, 1998, the market value of securities loaned and the collateral received for each fund is as follows:

                                  MARKET VALUE OF
                                    SECURITIES     COLLATERAL
FUND                                  LOANED         AMOUNT
--------------------------------  ---------------  ----------
Mini Cap Growth Fund............    $ 5,913,281    $6,049,175
Emerging Growth Fund............     77,437,581    79,867,849
Core Growth Fund................     41,081,548    42,269,676
Large Cap Growth Fund...........        158,950       163,200
Value Fund......................         88,125        94,000
Income & Growth Fund............      3,325,875     3,418,700
Balanced Growth Fund............        432,903       436,800
Emerging Countries Fund.........     14,353,632    15,136,200
International Small Cap Growth
 Fund...........................      4,087,255     4,218,400
International Core Growth
 Fund...........................      1,517,894     1,547,400
Worldwide Growth Fund...........      3,796,960     3,849,600

F. BORROWING AGREEMENT

  The Income & Growth Fund had an unsecured bank line of credit at March 31, 1998. The Fund borrowed $3,000,000 at a rate of 8.5%. The principal plus interest were repaid on April 1, 1998.

G. SUBSEQUENT EVENT

  In 1998, the Board of Trustees of the Nicholas-Applegate Mutual Funds (the "Trust") and the Nicholas-Applegate Investment Trust (the "Master Trust") approved a plan to reorganize the current master-feeder structure into a new multi-class fund structure, subject to the necessary shareholder approvals. Upon the effective date of the reorganization, which is planned to take place subsequent to March 31, 1998, all assets and liabilities of the master-feeder funds will be transferred to the corresponding multi-class funds, and shareholders of the Trust will effectively exchange their shares in the Trust for equal amounts of shares in the respective multi-class funds in a tax free exchange.

--------------------------------------------------------------------------------

NICHOLAS-APPLEGATE INVESTMENT TRUST
NOTE TO THE FUNDS' FINANCIAL STATEMENTS -- CONTINUED
--------------------------------------------------------------------------------
H. SELECTED RATIO DATA

                                                                        RATIO OF NET     RATIO OF NET
                                           RATIO OF       RATIO OF       INVESTMENT       INVESTMENT
                                         EXPENSES TO    EXPENSES TO   INCOME (DEFICIT) INCOME (DEFICIT)
                                         AVERAGE NET    AVERAGE NET    TO AVERAGE NET   TO AVERAGE NET
                                        ASSETS, AFTER  ASSETS, BEFORE  ASSETS, AFTER    ASSETS, BEFORE              AVERAGE
                                         EXPENSES TO      EXPENSE         EXPENSE          EXPENSE      PORTFOLIO    BROKER
                                        REIMBURSEMENTS REIMBURSEMENTS  REIMBURSEMENTS   REIMBURSEMENTS   TURNOVER  COMMISSIONS
                                        (RECOUPMENTS)  (RECOUPMENTS)   (RECOUPMENTS)    (RECOUPMENTS)      RATE    PER SHARE
-----------------------------------------------------------------------------------------------------------------------------
MINI CAP GROWTH FUND(1)
  For the year ended 3/31/98............       1.51%         1.50%         (1.22%)          (1.21%)     113.45%    $0.0501
  For the year ended 3/31/97............       1.51%         1.71%         (1.03%)          (1.22%)     164.01%    $0.0455
  For the period ended 3/31/96*.........       1.50%         2.02%         (0.93%)          (1.44%)     106.99%    $0.0529
EMERGING GROWTH FUND(2)
  For the year ended 3/31/98............       1.13%         1.13%         (0.55%)          (0.55%)      91.66%    $0.0528
  For the year ended 3/31/97............       1.10%         1.10%         (0.64%)          (0.64%)     112.90%    $0.0520
  For the year ended 3/31/96............       1.11%         1.11%         (0.57%)          (0.57%)     129.59%    $0.0523
  For the year ended 3/31/95............       1.12%         1.11%         (0.53%)          (0.52%)     100.46%        --
  For the period ended 3/31/94*.........       1.12%         1.16%         (0.80%)          (0.84%)      50.51%        --
CORE GROWTH FUND(3)
  For the year ended 3/31/98............       0.89%         0.89%         (0.32%)          (0.32%)     199.54%    $0.0552
  For the year ended 3/31/97............       0.88%         0.88%         (0.33%)          (0.33%)     153.20%    $0.0582
  For the year ended 3/31/96............       0.89%         0.89%         (0.22%)          (0.22%)     114.48%    $0.0593
  For the year ended 3/31/95............       0.89%         0.89%          0.05%            0.05%       98.09%        --
  For the period ended 3/31/94*.........       0.92%         0.92%         (0.03%)          (0.03%)      84.84%        --
LARGE CAP GROWTH FUND(4)
  For the year ended 3/31/98............       0.95%         2.19%         (0.07%)          (1.31%)     305.78%    $0.0584
  For the period ended 3/31/97*.........       0.91%         3.32%          0.00%           (2.41%)     320.73%    $0.0594
VALUE FUND(5)
  For the year ended 3/31/98............       0.95%         1.81%          1.19%            0.33%       55.14%    $0.0600
  For the period ended 3/31/97*.........       0.95%         2.24%          1.70%            0.41%      139.27%    $0.0589
INCOME & GROWTH FUND(3)
  For the year ended 3/31/98............       0.91%         0.91%          3.15%            3.15%      159.59%    $0.0595
  For the year ended 3/31/97............       0.95%         0.92%          3.49%            3.52%      166.84%    $0.0154
  For the year ended 3/31/96............       0.95%         0.94%          3.94%            3.94%      144.97%    $0.0597
  For the year ended 3/31/95............       0.93%         0.95%          4.37%            4.35%      125.51%        --
  For the period ended 3/31/94*.........       0.94%         0.97%          3.51%            3.48%      177.52%        --
BALANCED GROWTH FUND(2)
  For the year ended 3/31/98............       0.95%         1.12%          2.12%            1.95%      260.03%    $0.0600
  For the year ended 3/31/97............       0.95%         1.21%          2.53%            2.27%      212.95%    $0.0586
  For the year ended 3/31/96............       0.95%         1.37%          2.83%            2.37%      197.19%    $0.0594
  For the year ended 3/31/95............       0.95%         1.33%          2.13%            1.75%      110.40%        --
  For the period ended 3/31/94*.........       0.94%         1.37%          1.93%            1.50%       85.43%        --
EMERGING COUNTRIES FUND(6)
  For the year ended 3/31/98............       1.60%         1.64%          0.59%            0.55%      243.47%    $0.0014
  For the year ended 3/31/97............       1.60%         1.57%         (0.47%)          (0.44%)     176.20%    $0.0021
  For the year ended 3/31/96............       1.60%         2.80%          0.30%           (0.90%)     118.21%    $0.0022
  For the period ended 3/31/95*.........       1.60%         1.81%          1.73%            1.52%       60.79%        --
INTERNATIONAL SMALL CAP GROWTH FUND(7)
  For the year ended 3/31/98............       1.35%         1.47%         (0.44%)          (0.56%)     198.37%    $0.0086
  For the year ended 3/31/97............       1.35%         1.38%         (0.34%)          (0.37%)     206.07%    $0.0098
  For the year ended 3/31/96............       1.35%         1.98%          0.39%           (0.24%)     141.02%    $0.0128
  For the year ended 3/31/95............       1.35%         1.85%          0.24%           (0.26%)      74.88%        --
  For the period ended 3/31/94*.........       1.35%         2.28%          0.41%           (0.52%)      23.71%        --
INTERNATIONAL CORE GROWTH FUND(4)
  For the year ended 3/31/98............       1.35%         1.45%         (0.02%)          (0.12%)     274.21%    $0.0128
  For the period ended 3/31/97*.........       1.29%         2.25%          0.48%           (0.47%)      75.53%    $0.0106
WORLDWIDE GROWTH FUND(2)
  For the year ended 3/31/98............       1.20%         1.29%         (0.02%)          (0.11%)     201.70%    $0.0221
  For the year ended 3/31/97............       1.20%         1.26%         (0.27%)          (0.33%)     181.81%    $0.0078
  For the year ended 3/31/96............       1.20%         1.26%          0.31%            0.25%      132.20%    $0.0187
  For the year ended 3/31/95............       1.20%         1.30%          0.24%            0.14%       98.54%        --
  For the period ended 3/31/94*.........       1.20%         1.36%          0.01%           (0.15%)      95.09%        --
FULLY DISCRETIONARY FIXED INCOME FUND(8)
  For the year ended 3/31/98............       0.40%         1.11%          6.43%            5.71%      406.62%        --
  For the year ended 3/31/97............       0.40%         2.27%          6.17%            4.30%      190.41%        --
  For the period ended 3/31/96*.........       0.45%         2.69%          6.44%            4.12%       60.06%        --
SHORT INTERMEDIATE FIXED INCOME FUND(8)
  For the year ended 3/31/98............       0.30%         1.05%          6.54%            5.79%      197.10%        --
  For the year ended 3/31/97............       0.30%         1.87%          6.23%            4.66%      132.30%        --
  For the period ended 3/31/96*.........       0.30%         1.36%          5.85%            4.77%      114.38%        --
STRATEGIC INCOME FUND(9)
  For the year ended 3/31/98............       0.70%         2.52%          7.06%            5.23%      326.07%    $0.0564
  For the period ended 3/31/97*.........       0.70%         1.66%          7.02%            6.07%      211.63%    $0.0600

--------------------

       (1) Commenced operations on July 12, 1995.
       (2) Commenced operations on October 1, 1993.
       (3) Commenced operations on April 19, 1993.
       (4) Commenced operations on December 27, 1996.
       (5) Commenced operations on April 30, 1996.
       (6) Commenced operations on November 28, 1994.
       (7) Commenced operations on December 31, 1993.
       (8) Commenced operations on August 31, 1995.
       (9) Commenced operations on July 31, 1996.
         * Annualized

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE MUTUAL FUNDS

  We have audited the accompanying statements of assets and liabilities of series of Institutional Portfolios of Nicholas-Applegate Mutual Funds (comprising respectively, Mini Cap Growth Institutional Portfolio, Emerging Growth Institutional Portfolio, Core Growth Institutional Portfolio, Large Cap Growth Institutional Portfolio, Value Institutional Portfolio, Income & Growth Institutional Portfolio, Balanced Growth Institutional Portfolio, Emerging Countries Institutional Portfolio, International Small Cap Growth Institutional (formerly "International Growth") Portfolio, International Core Growth Institutional Portfolio, Worldwide Growth Institutional Portfolio, Fully Discretionary Fixed Income Institutional Portfolio, Short-Intermediate Fixed Income Institutional Portfolio and Strategic Income Institutional Portfolio) (hereinafter the "Portfolios"), as of March 31, 1998, and the related statements of operations for the fiscal year then ended, the statements of changes in net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the three fiscal years in the period then ended, except for Large Cap Growth Institutional Portfolio, Value Institutional Portfolio, International Core Growth Institutional Portfolio and Strategic Income Institutional Portfolio, which are for each of the two fiscal years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those financial highlights.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and the 1996, 1997 and 1998 financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective series of Institutional Portfolios of Nicholas-Applegate Mutual Funds as of March 31, 1998, the results of their operations for the fiscal year then ended, changes in their net assets for each of the two fiscal years in the period then ended and the financial highlights for each of the three fiscal years in the period then ended, as described in the first paragraph, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

May 15, 1998

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
------------------------------------------------------------------------
ERNST & YOUNG LLP
515 SOUTH FLOWER STREET
LOS ANGELES, CALIFORNIA 90071
PHONE: 213 977 3200

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
NICHOLAS-APPLEGATE INVESTMENT TRUST

  We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the following series of Nicholas-Applegate Investment Trust: Mini Cap Growth Fund, Emerging Growth Fund, Core Growth Fund, Large Cap Growth Fund, Value Fund, Income & Growth Fund, Balanced Growth Fund, Emerging Countries Fund, International Small Cap Growth Fund (formerly "International Growth Fund"), International Core Growth Fund, Worldwide Growth Fund, Fully Discretionary Fixed Income Fund, Short-Intermediate Fixed Income Fund and Strategic Income Fund (hereinafter the "Funds"), as of March 31, 1998, and the related statements of operations for the fiscal year then ended, and the statements of changes in net assets for each of the two fiscal years in the period then ended. These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. The selected ratio data for each of the two fiscal years in the period ended March 31, 1995 were audited by other auditors whose report dated May 12, 1995 expressed an unqualified opinion on those selected ratio data.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1998, by correspondence with the custodians and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective Funds of Nicholas-Applegate Investment Trust as of March 31, 1998, the results of their operations for the fiscal year then ended, and changes in their net assets for each of the two fiscal years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

May 15, 1998

--------------------------------------------------------------------------------

                   TRUSTEES OF NICHOLAS-APPLEGATE MUTUAL FUNDS
                   ------------------------------------------
                          Fred C. Applegate, CHAIRMAN
                              Dr. Arthur B. Laffer
                                Charles E. Young

                                    OFFICERS
                                    --------
                         Arthur E. Nicholas, PRESIDENT
                        Peter J. Johnson, VICE PRESIDENT
                          Thomas Pindelski, TREASURER
                         E. Blake Moore, Jr., SECRETARY

                TRUSTEES OF NICHOLAS-APPLEGATE INVESTMENT TRUST
                -----------------------------------------------
                          Arthur E. Nicholas, CHAIRMAN
                               Dann V. Angeloff
                                 Walter A. Auch
                               Theodore J. Coburn
                               Darlene T. DeRemer
                                George F. Keane

                               INVESTMENT MANAGER
                               ------------------
                     Nicholas-Applegate Capital Management

                                  DISTRIBUTOR
                                  -----------
                         Nicholas-Applegate Securities

                                   CUSTODIAN
                                   ---------
                                    PNC Bank

                                 TRANSFER AGENT
                                 --------------
                       State Street Bank & Trust Company

NICHOLAS APPLEGATE-Registered Trademark-
MUTUAL FUNDS

600 West Broadway
San Diego, California 92101
800-551-8033
Nicholas-Applegate Securities, Distributor www.nacm.com


                                   ANN98I